AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 6, 2026

File No. 333-192858

File No. 811-22920

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 406	/X/

AND

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 410	/X/

THE ADVISORS’ INNER CIRCLE FUND III

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices, Zip Code)

(800) 932-7781

(Registrant’s Telephone Number, including Area Code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copies to:

David W. Freese
Morgan, Lewis & Bockius LLP
2222 Market Street
Philadelphia, Pennsylvania 19103

John J. O’Brien, Esq.
Morgan, Lewis & Bockius LLP
2222 Market Street
Philadelphia, Pennsylvania 19103

It is proposed that this filing become effective (check appropriate box)

/ / Immediately upon filing pursuant to paragraph (b)
/ / On [date] pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/X/ 75 days after filing pursuant to paragraph (a)(2)
/ / On [date] pursuant to paragraph (a)(1) of Rule 485

2

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Preliminary Prospectus Dated November 6, 2026

The Advisors’ Inner Circle Fund III

Prospectus

[DATE]

SCHRODERS GLOBAL AUTOCALLABLE BASKET INCOME ETF

Principal Listing Exchange: NYSE Arca, Inc

Ticker Symbol: [GABI]

Investment Adviser:

Schroder Investment Management North America LLC

Investment Sub-Adviser:

Schroder Investment Management North America Limited

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

Page
SCHRODERS GLOBAL AUTOCALLABLE BASKET INCOME ETF	[XX]
INVESTMENT OBJECTIVE	[XX]
FUND FEES AND EXPENSES	[XX]
PRINCIPAL INVESTMENT STRATEGIES	[XX]
PRINCIPAL RISKS	[XX]
PERFORMANCE INFORMATION	[XX]
INVESTMENT ADVISER	[XX]
INVESTMENT SUB-ADVISER	[XX]
PORTFOLIO MANAGERS	[XX]
PURCHASE AND SALE OF FUND SHARES	[XX]
TAX INFORMATION	[XX]
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	[XX]
MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE AND STRATEGIES	[XX]
MORE INFORMATION ABOUT RISK	[XX]
INFORMATION ABOUT PORTFOLIO HOLDINGS	[XX]
INVESTMENT ADVISER AND SUB-ADVISER	[XX]
PORTFOLIO MANAGERS	[XX]
PURCHASING AND SELLING FUND SHARES	[XX]
PAYMENTS TO FINANCIAL INTERMEDIARIES	[XX]
OTHER POLICIES	[XX]
DIVIDENDS, DISTRIBUTIONS AND TAXES	[XX]
ADDITIONAL INFORMATION	[XX]
FINANCIAL HIGHLIGHTS	[XX]
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND	Back Cover

SCHRODERS GLOBAL AUTOCALLABLE BASKET INCOME ETF

Investment Objective

The Schroders Global Autocallable Basket Income ETF (the “Fund”) seeks to generate monthly income while seeking to reduce downside risk relative to an investment in a single autocallable structured note through exposure to a laddered portfolio of synthetic autocallable structures linked to U.S., international or global baskets of broad-based equity market indices, ETFs that provide similar market exposure to such indices, or a combination of both.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.75%
Other Expenses[2]	[0.00]%
Total Annual Fund Operating Expenses	[0.75]%

[1]

The Fund’s management fee is a “unitary” fee designed to pay the Fund’s expenses and to compensate Schroder Investment Management North America LLC, the Fund’s investment adviser (“SIMNA” or the “Adviser”), for the services the Adviser provides to the Fund. Out of the unitary management fee, the Adviser will pay all of the Fund’s expenses, except for the following: advisory fees, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, non-routine expenses, litigation expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

[2]

Other Expenses are based on estimated amounts for the current fiscal year. The Fund expects to enter into swap transactions, under which the Fund will incur fees payable to its counterparties. Those fees are expected to reduce the returns to the Fund under the swaps. Such fees are not reflected in the table above or in the example below. Actual expenses may be higher or lower and will change over time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[XX]	$[XX]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to generate monthly income by obtaining exposure to multiple laddered portfolios (“Laddered Portfolios”) of synthetic autocallable structured notes (“Autocallable Structures”). The Fund obtains this exposure through total return swap agreements (“Swap Agreements”) referencing each Laddered Portfolio.

Each Laddered Portfolio generally consists of 8 to 12 Autocallable Structures that reference the same basket of broad-based equity market indices, ETFs that provide similar market exposure to such indices, or a combination of both. Each basket provides exposure to U.S., international or global equity markets, including developed and emerging markets. Under normal market conditions, the Fund expects to maintain economic exposure to equity markets in multiple countries, including the United States. The Adviser determines the geographic composition of the Fund's exposure, which may change over time based on market conditions and other considerations.

The performance of each Autocallable Structure depends on the worst-performing index or ETF in its basket. The term “autocallable” refers to the automatic termination of an Autocallable Structure before its scheduled maturity date if the worst-performing index or ETF is at or above a specified level on a designated observation date. Each Autocallable Structure is also designed to generate periodic coupon payments if the worst-performing index or ETF meets a specified performance threshold on a designated observation date. As a result, even if most of the indices or ETFs in a basket perform well, the performance of a single index or ETF determines whether coupon payments are generated, whether the Autocallable Structure is automatically called, and the amount payable at maturity if the structure is not previously called.

Each Laddered Portfolio consists of Autocallable Structures with staggered observation dates and maturity dates. As these structures are automatically called or reach maturity, they are replaced with newly established structures. This process, known as “laddering,” is intended to maintain exposure across multiple investment periods, reduce timing risk and lessen the impact that the performance of any single Autocallable Structure may have on the Fund. By maintaining exposure to multiple Laddered Portfolios, each referencing a different underlying basket, the Fund seeks to diversify its market exposure. The Laddered Portfolios may have different market exposures, coupon rates and risk-return characteristics.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Swap Agreements that provide exposure to the Laddered Portfolios of Autocallable Structures. For purposes of this investment policy, Swap Agreements are valued at their notional value. The Fund’s 80% investment policy is non-fundamental and may be changed upon 60 days’ prior written notice to shareholders.

The Fund enters into Swap Agreements with major financial institutions (“Counterparties”) for specified terms. The Swap Agreements are “unfunded,” meaning the Fund does not make an upfront payment to a Counterparty. Rather, at maturity, the Fund and the Counterparty exchange a payment based on the return of the Laddered Portfolios, net of financing costs. This structure allows the Fund to obtain economic exposure to the Laddered Portfolios without owning the underlying instruments directly or committing the full notional amount at the start of the agreement. To serve as collateral in connection with the Swap Agreements, the Fund may invest in U.S. government securities (including U.S. Treasury bills, notes, and bonds), money market funds, and cash and cash equivalents.

The Fund seeks to generate income and intends to make monthly distributions to investors. Distribution amounts may vary based on several factors, including whether the Autocallable Structures underlying the Laddered Portfolios meet certain predefined performance barriers, as described below, the occurrence of autocall events, and the income generated from the Fund’s U.S. Treasury securities, and cash and cash equivalents.

The Fund is classified under the 1940 Act as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Illustration of the Fund’s Investment Structure

The diagram below illustrates how the Fund obtains exposure to multiple Laddered Portfolios and their underlying Autocallable Structures.

Key structural relationships

•

All Autocallable Structures within a particular Laddered Portfolio reference the same basket of broad-based equity market indices or ETFs that provide similar market exposure to such indices (the “Underlying References”).

•	Autocallable Structures in different Laddered Portfolios reference different baskets of Underlying References.

•	Within each Laddered Portfolio, the Autocallable Structures have staggered observation dates and maturity dates.

The composition of the Laddered Portfolios, the terms of the Autocallable Structures and the Fund’s allocation among Laddered Portfolios are determined by the Adviser and may change over time; accordingly, the characteristics illustrated above are representative only and may differ from those to which the Fund is exposed in the future.

The Autocallable Structures

Each Autocallable Structure is linked to the performance of a basket of Underlying References. The Autocallable Structures are “synthetic” because they are hypothetical instruments designed to replicate the economic characteristics of autocallable structured notes, rather than actual structured notes issued by a third party. The return of each Autocallable Structure is determined by the performance of the worst-performing Underlying Reference in the basket (known as a “Worst-Of” structure).

The date on which an Autocallable Structure is added to the Laddered Portfolio is referred to as its “Initiation Date.” The performance of each Underlying Reference is measured relative to its level on that date. The worst-performing Underlying Reference is the index or ETF with the lowest performance relative to its initial level, which may be positive, negative or flat. For example, if the Underlying References in a basket have returns of +20%, +12% and +5% relative to their respective initial levels on the Initiation Date, the index or ETF with the return of +5% would be considered the worst-performing Underlying Reference.

Beginning after its Initiation Date, an Autocallable Structure may generate a quarterly coupon (a “Coupon”) on a specified observation date (each, a “Coupon Observation Date”). A Coupon is paid only if the level of the worst-performing Underlying Reference is at or above a specified coupon threshold (the “Coupon Barrier”) on the relevant Coupon Observation Date. If the level of the worst-performing Underlying Reference is below the Coupon Barrier on the relevant Coupon Observation Date, no Coupon is paid for that period and the Autocallable Structure will continue in effect until at least the next Coupon Observation Date.

The Autocallable Structures will generally have a “memory feature.” If a Coupon is not paid because the worst-performing Underlying Reference is below the Coupon Barrier on a Coupon Observation Date, the missed Coupon will generally be carried forward and may be paid on a subsequent Coupon Observation Date if the worst-performing Underlying Reference is at or above the applicable Coupon Barrier. In such circumstances, the Autocallable Structure will generally pay the current Coupon together with any previously unpaid Coupons (sometimes referred to as a “snowball”). As a result, unpaid Coupons may accumulate over time until the applicable Coupon Barrier condition is satisfied. There can be no assurance that any missed Coupons will ultimately be recovered. If the worst-performing Underlying Reference remains below any subsequent Coupon Barriers, the Autocallable Structure may eventually mature without any other Coupons being paid.

An Autocallable Structure will be automatically called and removed from a Laddered Portfolio if, on a designated observation date (an “Autocall Observation Date”), the worst-performing Underlying Reference is at or above a specified level (the “Autocall Barrier”). When this occurs, the Autocallable Structure will generate any Coupon payable for that Autocall Observation Date, if applicable, return its principal amount and terminate. As a result, no future Coupon payments will be generated because the Autocallable Structure ceases to exist following the autocall event.

Each Autocallable Structure also includes a limited level of downside protection. Specifically, if, at maturity (the “Maturity Date”), the level of the worst-performing Underlying Reference is at or above a predetermined level (the “Put Strike”), declines in the worst-performing Underlying Reference since the Autocallable Structure’s Initiation Date will not reduce the Autocallable Structure’s settlement value below its principal amount. If, however, the worst-performing Underlying Reference is below the Put Strike on the Maturity Date, the settlement value of the Autocallable Structure will be reduced, potentially significantly, by the percentage by which the worst-of Underlying Reference is below the Put Strike, multiplied by a specified risk factor (the “Risk Factor”).

Once an Autocallable Structure is added to a Laddered Portfolio, its terms are fixed and cannot be changed. For purposes of determining coupon payments, autocall events, and maturity payments, the worst-performing Underlying Reference is determined on each applicable observation date and may differ from the worst-performing Underlying Reference identified on prior observation dates.

Depending on the performance of the worst-performing Underlying Reference after the Initiation Date, an Autocallable Structure may:

1.

Generate fixed periodic Coupon payments if the worst-performing Underlying Reference is at or above the Coupon Barrier on a Coupon Observation Date. If a Coupon is not paid because the worst-performing Underlying Reference is below the Coupon Barrier on a Coupon Observation Date, the missed Coupon may be paid on a subsequent Coupon Observation Date provided that the worst-performing Underlying Reference is above the next Coupon Barrier. If the worst-performing Underlying Reference is at or above the Autocall Barrier on an Autocall Observation Date, the Autocallable Structure will pay its final Coupon, be automatically redeemed, and terminate;

2.	Increase or decrease in value over time based on the performance of the worst-performing Underlying Reference and market conditions; and

3.	Experience a reduction in settlement value at the Maturity Date if the worst-performing Underlying Reference is below the Put Strike.

The Fund does not invest directly in Autocallable Structures. Instead, it obtains exposure to them through the Laddered Portfolios via its Swap Agreements. As a result, losses on Autocallable Structures included in the Laddered Portfolios that reduce the value of the Laddered Portfolios will, in turn, negatively impact the Fund.

The following table summarizes the key terms and characteristics of a representative Autocallable Structure in which the Fund may obtain exposure:

Characteristic	Description	Sample Terms
Maturity Date	The final observation date, on which the Autocallable Structure terminates (if not previously called) and the final payout is determined.	3 years after the Initiation Date.
Coupon Observation Date	Predetermined date on which a Coupon may be paid if the worst-performing Underlying Reference is at or above the Coupon Barrier.	Quarterly after the Initiation Date.

Coupon Barrier

The predetermined level with respect to the worst-of Underlying Reference, expressed as a percentage of its initial level on the Initiation Date, which will cause the Coupon to be paid if reached or exceeded on predetermined Coupon Observation Dates.

		Revised quarterly according to the following schedule: 100%, 100%, 100%, 100%, 95%, 95%, 90%, 90%, 85%, 85%, 75%, 75%
Coupon Memory Feature

If a Coupon is not paid because the worst-performing Underlying Reference is below the Coupon Barrier on a Coupon Observation Date, the missed Coupon will generally be carried forward and may be paid on a subsequent Coupon Observation Date if the worst-performing Underlying Reference is at or above the applicable Coupon Barrier on that date.

		Generally applicable to all Coupons.
Autocall Observation Date	Predetermined date on which an Autocallable Structure can be autocalled if the Underlying Reference Index is at or above the Autocall Barrier.	Quarterly after the Initiation Date.
Autocall Barrier

The predetermined level of the worst-performing Underlying Reference, expressed as a percentage of its initial level on the Initiation Date, which if reached or exceeded on predetermined Autocall Observation Dates will cause the Autocallable Structure to automatically be called.

		Revised quarterly according to the following schedule: 100%, 100%, 100%, 100%, 95%, 95%, 90%, 90%, 85%, 85%, 75%, 75%
Put Strike	The predetermined level of the worst-performing Underlying Reference, expressed as a percentage of its initial level on the Initiation Date, at or above which on the Maturity Date of the Autocallable Structure will not result in a negative settlement value.	75%
Risk Factor

If the level of the worst-performing Underlying Reference at maturity is below the Put Strike, the settlement value of the Autocallable Structure will be reduced by the percentage decline of the Underlying Reference below the Put Strike, multiplied by this Risk Factor.

		133.33% (rounded to nearest %), which is 1/75% (i.e. 1/Put Strike)
Underlying Basket

The group of Underlying References referenced by an Autocallable Structure, from which the worst-performing Underlying Reference is used to determine coupon payments, automatic call events, and maturity settlement amounts.

Illustrative US Basket:

S&P 500 Index, Nasdaq 100 Index,

Russell 2000 Index

Illustrative International Basket:

Eurostoxx 50 Index

Nikkei 225 Index

iShares Emerging Market ETF

Illustrative Global Basket:

S&P 500 Index,

Nikkei 225 Index,

Eurostoxx 50 Index

The Adviser has discretion to determine the composition of each Laddered Portfolio, including the basket of Underlying References associated with such Laddered Portfolio. While each Laddered Portfolio is generally expected to maintain a consistent basket of Underlying References over time, the Adviser may establish additional Laddered Portfolios with different baskets and may adjust its allocation among Laddered Portfolios through its use of Swap Agreements.

The Adviser also has discretion to determine the terms of the Autocallable Structures within each Laddered Portfolio, including the number of Autocallable Structures, observation schedules, barrier levels, coupon rates, maturities, and other structural features. As existing Autocallable Structures mature, are called, or are replaced, newly established Autocallable Structures within a Laddered Portfolio may have different terms reflecting prevailing market conditions, risk considerations, portfolio objectives, or other factors.

Accordingly, the representative terms and characteristics described in the table above are illustrative only and may differ from the terms and characteristics of the Autocallable Structures and Laddered Portfolios to which the Fund obtains exposure in the future.

The Adviser and Schroder Investment Management North America Limited (“SIMNA, Ltd.” or the “Sub-Adviser” and, together with the Adviser, “Schroders”), the Fund’s investment sub-adviser, actively oversees the Counterparty exposure and creditworthiness of the Fund's overall portfolio risk characteristics, and the execution and management of the Fund's Swap Agreements. The Adviser has delegated the Fund's day-to-day portfolio management responsibilities to the Sub-Adviser.

Principal Risks

As with all ETFs, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Core Structure/Strategy Risks

Autocallable Structure Risks: The Fund’s return is tied to a laddered portfolio of synthetic Autocallable Structures, whose payoffs depend on the level of the worst performing Underlying Reference at specified observation dates and at maturity. Autocallable Structures have the following key risks:

•

Contingent Income: Coupon payments are contingent and are paid only if the worst performing Underlying Reference is at or above a specified Coupon Barrier on each Observation Date. If the worst performing Underlying Reference is below the Coupon Barrier on any observation date, the coupon for that period will not be paid. The worst performing Underlying Reference may remain below the Coupon Barrier for extended periods, resulting in few or no coupon payments and materially reducing the Fund’s income during market downturns.

•

Automatic Early Redemption (Autocall): Autocallable Structures may be automatically redeemed before scheduled maturity if the worst performing Underlying Reference meets or exceeds a specified Autocall Barrier on an Observation Date . Early redemption typically results in payment of the Coupon due for that Observation Date and return of principal for that position, but cancels all remaining coupons. This may force the strategy to reinvest proceeds at less attractive yields, particularly if market yields or implied coupons have declined. In some circumstances, the satisfaction of a Coupon Barrier may also result in satisfaction of an Autocall Barrier, causing the Autocallable Structure to pay a Coupon and terminate on the same Observation Date.

•

Limitation on Upside Gain Risk (Capped Participation): Because an Autocallable Structure may be terminated early if it is autocalled, the Fund will not participate in any additional upside after the autocall event for that position. In addition, the Autocallable Structure is designed to pay a fixed coupon if the worst performing Underlying Reference is at or above the Coupon Barrier. Coupon Payments are set in advance when the Autocallable Structure is established. As a result, the Fund may lag the Underlying References in sustained or sharply rising markets and may significantly underperform a direct investment in any of the Underlying References.

•

Principal at Risk: If the Autocallable Structure is not redeemed early (i.e. autocalled) and the worst performing Underlying Reference is at or above the maturity barrier at maturity, principal may be protected for that position. However, if the worst performing Underlying Reference is below the Put Strike at maturity, the settlement value of an Autocallable Structure will be reduced potentially significantly by the percentage decline of the worst performing Underlying Reference below the Put Strike, multiplied by a specified Risk Factor. As such, the settlement value of an Autocallable Structure may be significantly less than the original principal value at inception.

•

Path-Dependency Risk: Once an Autocallable Structure is established, its terms (Underlying References, barriers, observation schedule, coupon mechanics, maturity) cannot be changed. Outcomes are determined solely by the worst performing Underlying Reference levels on the predetermined Observation Dates and Maturity Date, which can create path-dependency and “binary” outcomes (e.g., coupon paid vs. not paid; principal protected vs. loss).

•

Worst-Performing Underlying Reference Risk: Each Autocallable Structure is linked to multiple Underlying References, and coupon payments, automatic call events, and maturity settlement amounts are determined by the performance of the worst-performing Underlying Reference in the applicable Underlying Basket. As a result, positive performance by one or more other Underlying References will not offset weaker performance by the worst-performing Underlying Reference. Accordingly, the Fund may fail to receive coupon payments or may experience losses even if most Underlying References within the Autocallable Structure basket have appreciated. In addition, correlations among the Underlying References may increase during periods of market stress, causing multiple Underlying References to decline simultaneously and reducing the diversification benefits associated with exposure to a basket of indices.

Counterparty Valuation and Conflict of Interest Risk: Valuations of the Swap Agreements and the synthetic Autocallable Structures may depend significantly on information or calculations provided by a Counterparty. Because those valuations may affect collateral requirements, termination payments and amounts payable under the Swap Agreements, a Counterparty may have an economic interest that differs from the Fund’s. The Fund may not have full transparency into a Counterparty’s models, inputs or adjustments, and different Counterparties may value substantially similar exposures differently. There is no assurance that procedures intended to mitigate these conflicts will be effective or that a position could be closed at its stated value.

Swap Agreement Risk: Swap Agreements are derivative contracts that are used to obtain the Fund’s primary exposure to the Laddered Portfolios. Swaps may be illiquid, may be difficult to value, and may not reflect index or reference performance as expected due to pricing differences, fees, financing terms, collateral dynamics, or differences in calculation methods. The Fund may be unable to enter into replacement swaps if a swap is terminated or if market conditions deteriorate. Unfunded swaps may introduce greater leverage risk than funded swaps. In volatile markets, closing or adjusting a swap position may be costly or impossible without incurring significant losses.

Counterparty Risk: The Fund is exposed to the creditworthiness and performance of counterparties, particularly swap counterparties, because the Fund’s strategy may rely primarily on contractual claims rather than direct ownership of securities. If a counterparty becomes bankrupt, fails to perform, or experiences operational disruptions, the Fund may experience significant delays in recovery, may receive only a limited recovery, or may receive no recovery. Even temporary disruptions can materially impact Fund performance, including the ability to maintain intended exposure. To the extent the Fund has substantial exposure to one counterparty or a small number of counterparties, the Fund may be more susceptible to a single economic, regulatory, or firm‑specific event affecting those counterparties. There is also no assurance that replacement counterparties will be available on acceptable terms.

Swap Agreement Termination Risk: A swap Counterparty may have contractual rights to terminate a swap upon certain extraordinary market events, credit events, regulatory changes, or other contractually defined circumstances, and may in some cases terminate upon notice as permitted by the agreement. If a Swap Agreement is terminated, the Fund may have to transact at an unfavorable time, may be unable to obtain replacement exposure on acceptable terms, or may be unable to implement its strategy. If Schroders cannot establish suitable replacement swaps, Schroders may recommend, and the Board may determine, to liquidate the Fund without a shareholder vote, and liquidation timing may be unfavorable for some shareholders.

Core Market Risks

Market Risk: The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Equity Securities Risk: Because the Fund’s exposure is linked to equity‑based Underlying References, the Fund is subject to equity market risk. Equity prices may fluctuate rapidly and unpredictably due to changes in investor perceptions, issuer fundamentals, interest rates, macroeconomic conditions, political events, regulatory developments, or market volatility. Common stocks may be particularly sensitive to rising interest rates and deteriorating financial conditions, and equity market declines can reduce the value of an Underlying Reference and therefore the Fund’s NAV.

United States Exposure Risk: The Underlying References may provide exposure to U.S. equity markets. As a result, changes in the U.S. economy, including economic weakness or declines in U.S. financial markets, may adversely affect the performance of the Underlying References and, consequently, the value of the Fund's investments.

Foreign Markets, Currency and Significant Exposure Risk: The Underlying References include exposure to non-U.S. markets and are measured in their local currencies. The Fund may therefore be affected by economic, political, regulatory, market-structure and settlement risks in the relevant regions, as well as by differences in trading hours and market holidays. Currency movements and any currency conversion or hedging terms embedded in the Swap Agreements may cause returns to differ from local-market performance. In addition, the Underlying References may have significant exposure to particular countries, sectors, industries or issuers, making the Fund more sensitive to adverse developments affecting those exposures.

Interest Rate Risk: Changes in interest rates could affect the value of your investment. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund’s share price to fall. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.

Derivatives/Management Risks

Derivatives Risk: Derivatives - including but not limited to swaps - may expose the Fund to risks that are greater than, or different from, those associated with direct investment in securities. Derivatives can increase volatility and expenses and may involve imperfect correlation with underlying assets or indices. Many derivatives require limited initial investment relative to the exposure obtained and can create leverage, resulting in losses that exceed amounts initially invested. Derivatives may also be subject to liquidity constraints, valuation complexity, legal restrictions, and counterparty risk. There is no assurance that a derivatives strategy will perform as anticipated in all market conditions.

Volatility Risk: Volatility is the tendency of a security, index, or market to fluctuate significantly over short periods. The Fund’s exposures—particularly those linked to equity markets, and structured autocallable payoffs—may exhibit heightened volatility relative to broader markets. Large and rapid price moves can materially affect NAV and secondary market pricing, widen bid‑ask spreads, and increase the likelihood of trading at premiums/discounts. Volatile conditions may also impair liquidity and valuation processes.

Correlation Risk: The Fund’s performance may not match, and is not expected to be perfectly correlated with, the returns of the Underlying References, or individual Autocallable Structure positions. When exposure is obtained through Swap Agreements or other derivatives rather than direct holdings, the Fund may experience performance differences due to transaction costs, operating expenses, collateral management, cash management practices, pricing differences, and differences in calculation methodologies. Market conditions may also impact the Fund’s ability to implement exposure efficiently. As a result, the Fund’s return may underperform what investors expect based on the referenced index or theoretical portfolio.

Active Management Risk: The Fund is subject to the risk that the Adviser’s or the Sub-Adviser’s judgments, as applicable, about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Laddered Portfolio Risk: A laddered autocallable portfolio is intended to diversify entry points and reduce concentration in any single market level or “vintage,” but it does not eliminate downside risk. The strategy may not perform as expected if unfavorable market conditions persist, if multiple autocallable positions experience losses at the same time, or if frequent entry/rebalance mechanisms lead to suboptimal entry points during rapidly changing markets. Laddering can also introduce implementation complexity and may not mitigate the impact of severe or prolonged equity market declines.

Cash Holdings Risk: To the extent the Fund holds cash or cash equivalents for collateral management, liquidity needs, or operational reasons, it may achieve lower returns than if fully invested in exposures aligned with its strategy. Cash positions may create performance drag during rising markets and may reduce the Fund’s ability to participate in favorable market moves. The opportunity cost of holding cash may be more pronounced when the Fund’s target exposures are performing well.

High Portfolio Turnover Risk: Active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

Distribution and Tax Risks

Distribution Risk: The Fund seeks to generate regular monthly income, but there is no assurance that the Fund will make distributions at any given time, that the Fund will be able to maintain its targeted level of distributions, or that distributions will be made at a consistent rate. Distribution amounts may vary significantly from one period to the next due to market conditions, strategy outcomes, expenses, and portfolio positioning.

Distribution Tax Risk: Distributions may exceed the Fund’s income and gains for a taxable year and may include a return of capital to the investor. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Special Tax Risk: The Fund intends to qualify annually and to elect to be treated as a regulated investment company (“RIC”) under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) in each taxable year, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its portfolio holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify as a RIC if the failure is for reasonable cause, or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

Additionally, the authority with regard to swap agreements entered into by RICs is unclear both as to the qualification under the income test and the identification of the issuer under the diversification test. The Fund intends to take the position that because the swap agreements held by the Fund reference securities that the income on the swap agreements are “other income” from the Fund’s business of investing in stocks and securities. In addition, the Fund intends to manage its investments in the swap agreements so that neither the exposure to the issuer of the referenced security nor the exposure to any one counterparty of the swap agreements will exceed 25% of the gross value of the Fund’s portfolio at the end of any quarter of a taxable year.

The Fund may satisfy redemption requests in whole or in part by transferring, assigning or novating to a redeeming Authorized Participant (as defined below) or its designee all or a portion of the Fund’s rights and obligations under one or more swap agreements. If the Fund receives an opinion of tax counsel supporting such treatment, it may treat a completed transfer of an appreciated swap position as a distribution of property in redemption of Fund shares and not recognize gain on the distribution of the swap position. Published guidance does not squarely address whether the nonrecognition rules generally applicable to in-kind redemptions by RICs apply when a swap position is transferred by assignment or novation. Tax rules governing notional principal contracts and other derivatives may require the recognition of termination payments or other income or gain in connection with an assignment, novation, exchange, modification or termination. The Internal Revenue Service (“IRS”) or a court could determine that the transfer was not a distribution of property in redemption of Fund shares; that the assignment or novation caused a taxable termination, exchange or other disposition before, or separately from, the redemption distribution; that related payments, releases, assumptions of obligations, collateral adjustments or other economic benefits gave rise to taxable income or gain; or that the redemption and related transactions should be integrated, reordered or otherwise recharacterized in a manner that causes the Fund to recognize income or gain. Any opinion of tax counsel would not bind the IRS or a court.

If such a determination were sustained, the Fund could be required to recognize income or gain arising from the termination, assignment, exchange or other disposition. As a result, the Fund could be required to recognize income or gain without receiving corresponding cash and could be required to make additional distributions. The Fund may have failed to distribute sufficient income or gain to satisfy the requirements applicable to RICs for the relevant taxable year or a prior taxable year. Depending on the circumstances, the Fund could be subject to corporate-level income tax, excise tax, interest or penalties, or could be required to pay a deficiency dividend to shareholders then holding Fund shares and related interest to the IRS. The Fund might also be required to revise the character or amount of previously reported distributions. Any such determination could adversely affect the Fund’s net asset value, after-tax returns and shareholders, including shareholders who did not participate in the redemption.

Tax Characterization and Reporting Risk: The U.S. federal income tax treatment of certain Fund transactions, including redemptions in kind, may be uncertain or subject to differing interpretations and could affect the Fund’s earnings and profits and the character of distributions to shareholders. If the tax treatment of a transaction or distribution is later determined to differ from the treatment initially applied or reported by the Fund, all or a portion of a distribution may be reclassified. In that event, shareholders who have already filed their tax returns may be required to file amended returns and may incur additional taxes, interest, tax-preparation costs or other expenses. The Fund and its service providers also may incur costs, liabilities, penalties, or interest in connection with correcting tax reporting or defending a tax treatment.

ETF Structure/Market Risks

ETF Risks – The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

•

Trading Risk – Shares of the Fund may trade on NYSE Arca, Inc (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

•

Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•

Cash Transactions Risk — Unlike certain ETFs, the Fund may effect some or all creations and redemptions using cash, rather than in-kind securities. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs.

Premium/Discount Risk: Fund shares may trade above (premium) or below (discount) NAV due to supply and demand, market volatility, and the liquidity of the Fund’s holdings and secondary market. This risk can be heightened during periods of market stress, steep market declines, or when trading activity in shares is limited. Investors purchasing at a premium or selling at a discount may experience losses in addition to losses from NAV declines. Premiums/discounts may be more pronounced when underlying holdings are difficult to value.

Secondary Market Trading Risk: Although Fund shares are listed on an exchange, there is no assurance that an active trading market will develop or be maintained. In stressed markets, the liquidity of shares may begin to reflect the liquidity of the Fund’s underlying exposures, which may be less liquid than the shares themselves. Trading may be halted, and investors may be unable to buy or sell shares at desired times or prices. Brokerage commissions and other trading costs further affect realized investor outcomes.

Costs of Buying and Selling Fund Shares Risk: Investors who buy or sell Fund shares in the secondary market may incur brokerage commissions and other charges imposed by brokers. In addition, investors bear bid‑ask spreads, which can widen meaningfully in volatile markets or when secondary market liquidity is reduced. Frequent trading may significantly reduce returns, and the fixed nature of brokerage commissions can be a particularly high proportional cost for investors transacting in small amounts. These trading frictions can cause realized investor outcomes to differ materially from NAV performance.

Other Risks

Inflation Risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline. Measures of inflation have increased to levels not experienced in several decades. Uncertainty regarding the magnitude of interest rate increases, and the ability of the Federal Reserve to successfully control inflation, may negatively impact asset prices and increase market volatility.

Credit Risk: Credit risk involves the risk that an issuer or guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, may be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions.

Debt Securities Risk: Debt securities are subject to interest rate risk, credit risk, and in some instances prepayment/extension risk. Their values generally move inversely with interest rates, so rising rates can cause the value of debt securities to fall, potentially sharply. In falling rate environments, income may decline and prepayments may force reinvestment at lower yields. Many debt securities trade over‑the‑counter and may be less liquid and more difficult to value than exchange‑traded equity securities, particularly during periods of market stress.

U.S. Government Securities Risk: U.S. government securities are subject to interest rate risk and may experience price declines when rates rise. While they generally carry lower credit risk than other debt securities, they typically offer lower yields. Guarantees, where applicable, relate only to timely payment of principal and interest when held to maturity and do not eliminate market price fluctuation risk.

Money Market Instruments Risk: Money market instruments are subject to changes in interest rates and credit quality. If a substantial portion of assets are invested in money market instruments, it may be more difficult for the Fund to achieve its investment objective. Money market instruments and money market funds are not guaranteed or insured by the FDIC or any government agency, and it is possible to lose money.

Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Valuation Risk: The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Non-Diversification Risk: The Fund is classified under the 1940 Act as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. However, the Fund intends to satisfy the asset diversification requirements for qualifying as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Operational Risk: The Fund is subject to operational risks arising from human error, processing and communication failures, technology or systems breakdowns, and errors or failures of service providers, counterparties, or other third parties. The Fund relies on third parties for key functions such as custody, administration, transfer agency, pricing, and index calculation, and disruptions could impair the Fund’s ability to implement its strategy or meet obligations. Controls and procedures may reduce but cannot eliminate operational risk.

Cybersecurity Risk: The Fund is susceptible to cybersecurity events, including intentional or unintentional breaches that may result in unauthorized access to systems, loss of proprietary or confidential information, data corruption, or loss of operational capability. Cybersecurity incidents affecting third‑party service providers (such as administrators, custodians, transfer agents, pricing services, index providers, or counterparties) may also disrupt Fund operations and subject the Fund to similar risks. Such events may cause the Fund to incur regulatory penalties, reputational harm, additional compliance costs, and/or financial loss. While risk management systems may be implemented, there is no guarantee that these efforts will succeed, particularly because the Fund does not control the cybersecurity systems of all third parties.

New Fund Risk: The Fund is newly organized and has a limited operating history. As a result, investors have limited performance history and track record on which to evaluate the Fund’s strategy, operations, and execution. The Fund may take time to attract assets and develop robust secondary market liquidity, which can affect trading spreads and premiums/discounts.

Large Shareholder Risk: Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca, Inc. (the “Exchange”) and may, therefore, have a material upward or downward effect on the market price of the shares.

Seed Investor Risk. The Adviser may make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of the Adviser (and not the Fund). Seed investors may contribute cash and/or securities in kind and such seed investment may constitute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly in the event that payments from the Adviser have ceased. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund, including on the Fund’s liquidity and the market price of the Fund’s shares. The form of a seed investor’s contribution and any redemption activity by a seed investor can affect, including adversely, the tax efficiency of the Fund.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at https://www.schroders.com/en-us/us/intermediary/autocallables/gabietf/ or by calling toll-free to (866) 871-7247.

Investment Adviser

Schroder Investment Management North America LLC serves as the investment adviser to the Fund.

Investment Sub-Adviser

Schroder Investment Management North America Limited serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is jointly and primarily managed by a team of the following professionals:

Marcus Durell, Head of FX, Index and Equity Derivative Investments at Schroders, has served as a portfolio manager of the Fund since its inception in 2027.

Mallory Timmermans, Head of Risk Managed Investments Portfolio Management at Schroders, has served as a portfolio manager of the Fund since its inception in 2027.

Gordon Harpur, Derivatives Trader at Schroders, has served as a portfolio manager of the Fund since its inception in 2027.

Purchase and Sale of Fund Shares

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of 10,000 shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at https://www.schroders.com/en-us/us/intermediary/autocallables/gabietf/.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information about the Fund’s Investment Objective and Strategies

Investment Objective

The Fund seeks to generate monthly income while seeking to reduce downside risk relative to an investment in a single autocallable structured note through an exposure to a laddered portfolio of synthetic autocallable structures linked to US, international or global baskets of broad-based equity market indices, ETFs that provide similar market exposure to such indices, or a combination of both.

Investment Strategies

The Fund is an ETF that seeks to generate monthly income by obtaining exposure to multiple Laddered Portfolios of synthetic Autocallable Structures. The Fund obtains this exposure through Swap Agreements referencing each Laddered Portfolio.

Each Laddered Portfolio generally consists of 8 to 12 Autocallable Structures that reference the same basket of broad-based equity market indices, ETFs that provide similar market exposure to such indices, or a combination of both. Each basket provides exposure to U.S., international or global equity markets, including developed and emerging markets. Under normal market conditions, the Fund expects to maintain economic exposure to equity markets in multiple countries, including the United States. The Adviser determines the geographic composition of the Fund's exposure, which may change over time based on market conditions and other considerations.

The performance of each Autocallable Structure depends on the worst-performing index or ETF in its basket. The term “autocallable” refers to the automatic termination of an Autocallable Structure before its scheduled maturity date if the worst-performing index or ETF is at or above a specified level on a designated observation date. Each Autocallable Structure is also designed to generate periodic coupon payments if the worst-performing index or ETF meets a specified performance threshold on a designated observation date. As a result, even if most of the indices or ETFs in a basket perform well, the performance of a single index or ETF determines whether coupon payments are generated, whether the Autocallable Structure is automatically called, and the amount payable at maturity if the structure is not previously called.

Each Laddered Portfolio consists of Autocallable Structures with staggered observation dates and maturity dates. As these structures are automatically called or reach maturity, they are replaced with newly established structures. This process, known as “laddering,” is intended to maintain exposure across multiple investment periods, reduce timing risk and lessen the impact that the performance of any single Autocallable Structure may have on the Fund. By maintaining exposure to multiple Laddered Portfolios, each referencing a different underlying basket, the Fund seeks to diversify its market exposure. The Laddered Portfolios may have different market exposures, coupon rates and risk-return characteristics.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Swap Agreements that provide exposure to the Laddered Portfolios of Autocallable Structures. For purposes of this investment policy, Swap Agreements are valued at their notional value. The Fund’s 80% investment policy is non-fundamental and may be changed upon 60 days’ prior written notice to shareholders.

The Fund enters into Swap Agreements with Counterparties for specified terms. The Swap Agreements are “unfunded,” meaning the Fund does not make an upfront payment to a Counterparty. Rather, at maturity, the Fund and the Counterparty exchange a payment based on the return of the Laddered Portfolios, net of financing costs. This structure allows the Fund to obtain economic exposure to the Laddered Portfolios without owning the underlying instruments directly or committing the full notional amount at the start of the agreement. To serve as collateral in connection with the Swap Agreements, the Fund may invest in U.S. government securities (including U.S. Treasury bills, notes, and bonds), money market funds, and cash and cash equivalents.

The Fund seeks to generate income and intends to make monthly distributions to investors. Distribution amounts may vary based on several factors, including whether the Autocallable Structures underlying the Laddered Portfolios meet certain predefined performance barriers, as described below, the occurrence of autocall events, and the income generated from the Fund’s U.S. Treasury securities, and cash and cash equivalents.

The Fund is classified under the 1940 Act as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Key structural relationships

•	All Autocallable Structures within a particular Laddered Portfolio reference the same basket of Underlying References.

•	Autocallable Structures in different Laddered Portfolios reference different baskets of Underlying References.

•	Within each Laddered Portfolio, the Autocallable Structures have staggered observation dates and maturity dates.

The composition of the Laddered Portfolios, the terms of the Autocallable Structures and the Fund’s allocation among Laddered Portfolios are determined by the Adviser and may change over time; accordingly, the characteristics illustrated above are representative only and may differ from those to which the Fund is exposed in the future.

The Autocallable Structures

Each Autocallable Structure is linked to the performance of a basket of Underlying References. The Autocallable Structures are “synthetic” because they are hypothetical instruments designed to replicate the economic characteristics of autocallable structured notes, rather than actual structured notes issued by a third party. The return of each Autocallable Structure is determined by the performance of the worst-performing Underlying Reference in the basket (known as a “Worst-Of” structure).

The date on which an Autocallable Structure is added to the Laddered Portfolio is referred to as its “Initiation Date.” The performance of each Underlying Reference is measured relative to its level on that date. The worst-performing Underlying Reference is the index or ETF with the lowest performance relative to its initial level, which may be positive, negative or flat. For example, if the Underlying References in the basket have returns of +20%, +12% and +5% relative to their respective initial levels on the Initiation Date, the index with a return of +5% would be considered the worst-performing Underlying Reference. Because an Autocallable Structure is based on the worst-performing Underlying Reference in the basket, the performance of a single index determines whether coupon payments are generated, whether the Autocallable Structure is automatically called, and the settlement value received at maturity if applicable, even if the other Underlying References in the basket have performed more favorably.

Beginning after its Initiation Date, an Autocallable Structure may generate a quarterly Coupon on a specified Coupon Observation Date. A Coupon is paid only if the level of the worst-performing Underlying Reference is at or above a specified Coupon Barrier on the relevant Coupon Observation Date. If the level of the worst-performing Underlying Reference is below the Coupon Barrier on the relevant Coupon Observation Date, no Coupon is paid for that period and the Autocallable Structure will continue in effect until at least the next Coupon Observation Date.

The Autocallable Structures will generally have a “memory feature.” If a Coupon is not paid because the worst-performing Underlying Reference is below the Coupon Barrier on a Coupon Observation Date, the missed Coupon will generally be carried forward and may be paid on a subsequent Coupon Observation Date if the worst-performing Underlying Reference is at or above the applicable Coupon Barrier on that date. In such circumstances, the Autocallable Structure will generally pay the current Coupon together with any previously unpaid Coupons (sometimes referred to as a “snowball”). As a result, unpaid Coupons may accumulate over time until the applicable Coupon Barrier condition is satisfied. There can be no assurance that any missed Coupons will ultimately be recovered. If the worst-performing Underlying Reference remains below any subsequent Coupon Barriers, the Autocallable Structure may eventually mature without any other Coupons being paid.

An Autocallable Structure will be automatically called and removed from a Laddered Portfolio if, on a designated Autocall Observation Date, the worst-performing Underlying Reference is at or above a specified Autocall Barrier. When this occurs, the Autocallable Structure will generate any Coupon payable for that Autocall Observation Date, if applicable, return its principal amount and terminate. As a result, no future Coupon payments will be generated because the Autocallable Structure ceases to exist following the autocall event.

Each Autocallable Structure also includes a limited level of downside protection. Specifically, if, at the Maturity Date, the level of the worst-performing Underlying Reference is at or above a predetermined Put Strike, declines in the worst-performing Underlying Reference since the Autocallable Structure’s Initiation Date will not reduce the Autocallable Structure’s settlement value below its principal amount. If, however, the worst-performing Underlying Reference is below the Put Strike on the Maturity Date, the settlement value of the Autocallable Structure will be reduced, potentially significantly, by the percentage by which the worst-of Underlying Reference is below the Put Strike, multiplied by a specified Risk Factor.

Once an Autocallable Structure is added to a Laddered Portfolio, its terms are fixed and cannot be changed. For purposes of determining coupon payments, autocall events, and maturity payments, the worst-performing Underlying Reference is determined on each applicable observation date and may differ from the worst-performing Underlying Reference identified on prior observation dates.

Depending on the performance of the worst-performing Underlying Reference after the Initiation Date, an Autocallable Structure may:

4.

Generate fixed periodic Coupon payments if the worst-performing Underlying Reference is at or above the Coupon Barrier on a Coupon Observation Date. If a Coupon is not paid because the worst-performing Underlying Reference is below the Coupon Barrier on a Coupon Observation Date, the missed Coupon may be paid on a subsequent Coupon Observation Date provided that the worst-performing Underlying Reference is above the next Coupon Barrier. If the worst-performing Underlying Reference is at or above the Autocall Barrier on an Autocall Observation Date, the Autocallable Structure will pay its final Coupon, be automatically redeemed, and terminate;

5.	Increase or decrease in value over time based on the performance of the worst-performing Underlying Reference and market conditions; and

6.	Experience a reduction in settlement value at the Maturity Date if the worst-performing Underlying Reference is below the Put Strike.

The Fund does not invest directly in Autocallable Structures. Instead, it obtains exposure to them through the Laddered Portfolios via its Swap Agreements. As a result, losses on Autocallable Structures included in the Laddered Portfolios that reduce the value of the Laddered Portfolios will, in turn, negatively impact the Fund.

The following table summarizes the key terms and characteristics of a representative Autocallable Structure in which the Fund may obtain exposure:

Characteristic	Description	Sample Terms
Maturity Date	The final observation date, on which the Autocallable Structure terminates (if not previously called) and the final payout is determined.	3 years after the Initiation Date.
Coupon Observation Date	Predetermined date on which a Coupon may be paid if the worst-performing Underlying Reference is at or above the Coupon Barrier.	Quarterly after the Initiation Date.
Coupon Barrier

The predetermined level with respect to the worst-of Underlying Reference, expressed as a percentage of its initial level on the Initiation Date, which will cause the Coupon to be paid if reached or exceeded on predetermined Coupon Observation Dates.

Revised quarterly according to the following schedule: 100%, 100%, 100%, 100%, 95%, 95%, 90%, 90%, 85%, 85%, 75%, 75%
Coupon Memory Feature

If a Coupon is not paid because the worst-performing Underlying Reference is below the Coupon Barrier on a Coupon Observation Date, the missed Coupon will generally be carried forward and may be paid on a subsequent Coupon Observation Date if the worst-performing Underlying Reference is at or above the applicable Coupon Barrier on that date.

Generally applicable to all Coupons.

Autocall Observation Date	Predetermined date on which an Autocallable Structure can be autocalled if the Underlying Reference is at or above the Autocall Barrier.	Quarterly after the Initiation Date.
Autocall Barrier

The predetermined level of the worst-performing Underlying Reference, expressed as a percentage of its initial level on the Initiation Date, which if reached or exceeded on predetermined Autocall Observation Dates will cause the Autocallable Structure to automatically be called.

		Revised quarterly according to the following schedule: 100%, 100%, 100%, 100%, 95%, 95%, 90%, 90%, 85%, 85%, 75%, 75%
Put Strike	The predetermined level of the worst-performing Underlying Reference, expressed as a percentage of its initial level on the Initiation Date, at or above which on the Maturity Date of the Autocallable Structure will not result in a negative settlement value.	75%
Risk Factor

If the level of the worst-performing Underlying Reference at maturity is below the Put Strike, the settlement value of the Autocallable Structure will be reduced by the percentage decline of the Underlying Reference below the Put Strike, multiplied by this Risk Factor.

		133.33% (rounded to nearest %), which is 1/75% (i.e. 1/Put Strike)
Underlying Basket

The group of Underlying References referenced by an Autocallable Structure, from which the worst-performing Underlying Reference is used to determine coupon payments, automatic call events, and maturity settlement amounts.

Illustrative US Basket:

S&P 500 Index, Nasdaq 100 Index,

Russell 2000 Index

Illustrative International Basket:

Eurostoxx 50 Index

Nikkei 225 Index

iShares Emerging Market ETF

Illustrative Global Basket:

S&P 500 Index,

Nikkei 225 Index,

Eurostoxx 50 Index

The Adviser has discretion to determine the composition of each Laddered Portfolio, including the basket of Underlying References associated with such Laddered Portfolio. While each Laddered Portfolio is generally expected to maintain a consistent basket of Underlying References over time, the Adviser may establish additional Laddered Portfolios with different baskets and may adjust its allocation among Laddered Portfolios through its use of Swap Agreements.

The Adviser also has discretion to determine the terms of the Autocallable Structures within each Laddered Portfolio, including the number of Autocallable Structures, observation schedules, barrier levels, coupon rates, maturities, and other structural features. Notwithstanding any changes to the terms of individual Autocallable Structures within a Laddered Portfolio, each such Autocallable Structure will reference the same basket of Underlying References associated with that Laddered

Portfolio. As existing Autocallable Structures mature, are called, or are replaced, newly established Autocallable Structures within a Laddered Portfolio may have different terms reflecting prevailing market conditions, risk considerations, portfolio objectives, or other factors.

Accordingly, the representative terms and characteristics described in the table above are illustrative only and may differ from the terms and characteristics of the Autocallable Structures and Laddered Portfolios to which the Fund obtains exposure in the future.

The Adviser and the Sub-Adviser actively oversee the Counterparty exposure and creditworthiness of the Fund's overall portfolio risk characteristics, and the execution and management of the Fund's Swap Agreements. The Adviser has delegated the Fund's day-to-day portfolio management responsibilities to the Sub-Adviser.

Additional information, including educational materials and hypothetical examples illustrating the operation of autocallable structures, will be available on the Fund's website. The information contained on, or that can be accessed through, such website is not incorporated by reference into this Prospectus and is not a part of this registration statement.

Additional Investments

This prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

More Information about Risk

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. Schroders’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job Schroders does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Core Structure/Strategy Risks

Autocallable Structure Risks: The Fund’s return is tied to a theoretical laddered portfolio of synthetic Autocallable Structures, whose payoffs depend on the level of the worst performing Underlying Reference at specified observation dates and at maturity. Autocallable Structures have the following key risks:

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Contingent Income: Coupon payments are contingent and are paid only if the worst performing Underlying Reference is at or above a specified Coupon Barrier on each observation date. If the worst performing Underlying Reference is below the Coupon Barrier on any observation date, the coupon for that period will not be paid. The Index may remain below the Coupon Barrier for extended periods, resulting in few or no coupon payments and materially reducing the Fund’s income during market downturns. This could adversely affect the Fund’s overall return.

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Automatic Early Redemption (Autocall): Autocallable Structures may be automatically redeemed before scheduled maturity if the worst performing Underlying Reference meets or exceeds a specified Autocall Barrier on an observation date . Early redemption typically results in payment of the coupon due for that observation date and return of principal for that position, but cancels all remaining coupons. This may force the strategy to reinvest proceeds at less attractive yields, particularly if market yields or implied coupons have declined. In some circumstances, the satisfaction of a Coupon Barrier may also result in satisfaction of an Autocall Barrier, causing the Autocallable Structure to pay a Coupon and terminate on the same Observation Date.

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Limitation on Upside Gain Risk (Capped Participation): The Fund’s investment strategy involves exposure to synthetic Autocallable Structures, which are designed to be automatically called if the value of the worst performing Underlying Reference exceeds the Autocall Barrier on a scheduled observation date. When an Autocallable Structure is called, the Fund will receive the value of the contract and payment on the coupon for that observation date. As a result, the Fund will not participate in any additional upside after the autocall event for that position. In addition, the Autocallable Structure is designed to pay a fixed coupon if the worst performing Underlying Reference is at or above the Coupon Barrier. Coupon Payments are set in advance when the Autocallable Structure is established. As a result, the Fund may lag the Underlying References in sustained or sharply rising markets and may significantly underperform a direct investment in any of the Underlying References.

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Principal at Risk: If the Autocallable Structure is not redeemed early (i.e. autocalled) and the worst performing Underlying Reference is at or above the maturity barrier at maturity, principal may be protected for that position. However, if the worst performing Underlying Reference is below the Put Strike at maturity, the settlement value of an Autocallable Structure will be reduced by the percentage decline of the worst performing Underlying Reference below the Put Strike, multiplied by a specified Risk Factor. This means the Fund is exposed to the full extent of any decline in the worst performing Underlying Reference below the maturity barrier and could lose the entire initial notional amount with respect to the Autocallable Structure in addition to any forfeited coupon payments. Movements of the worst performing Underlying Reference below the maturity barrier prior to maturity do not, by themselves, result in principal loss. Accordingly, it is also possible that the settlement value of an Autocallable Structure may be significantly less than the original principal value at inception.

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Path-Dependency Risk: Once an Autocallable Structure is established , its terms (Underlying References, barriers, observation schedule, coupon mechanics, maturity) cannot be changed. Outcomes are determined solely by the worst performing Underlying Reference levels on the predetermined observation dates and Maturity Date, which can create path-dependency and “binary” outcomes (e.g., coupon paid vs. not paid; principal protected vs. loss).

Worst-Performing Underlying Reference Risk: Each Autocallable Structure is linked to multiple Underlying References, and its coupons, autocall outcome and maturity settlement are determined by the Worst-Performing Underlying Reference. Positive performance by one or more other Underlying References will not offset weaker performance by the Worst-Performing Underlying Reference. As a result, the Fund may receive no Coupon or incur a loss even when most underlying markets have performed positively. Correlations among the Underlying References may increase during periods of market stress, causing several indices to decline together and reducing the diversification benefit expected from using multiple indices.

Synthetic Autocallable Replication Risk: The Autocallable Structures are theoretical instruments, and the Swap Agreements are intended to provide returns reflecting their performance. There is no assurance that the Counterparties will construct, calculate or maintain the referenced Autocallable Baskets in the intended manner or that the Swap Agreements will replicate the economic characteristics of directly issued autocallable notes. Differences in conventions, data, valuation inputs, calculation timing or interpretations of the agreed terms, as well as operational or model failures, could cause the Fund’s exposure to differ from the intended payoff and may produce losses beyond those attributable to the stated payoff terms.

Collateral, Margin and Close-Out Risk: The Fund may be required to post collateral under its Swap Agreements, and the amount and type of eligible collateral may change as valuations and market conditions change. Sudden changes in swap values may increase collateral requirements. If the Fund cannot provide eligible collateral when required, the Counterparty may declare an event of default, suspend payment or delivery obligations, or terminate outstanding transactions. A forced close-out may occur at an unfavorable time and at a value determined under the governing documentation, which may differ from the value assigned by the Fund. The Fund may have limited ability to contest that determination or negotiate more favorable pricing and could experience significant losses.

Counterparty Valuation and Conflict of Interest Risk: Valuations of the Swap Agreements and the theoretical Autocallable Structures may depend significantly on information or calculations provided by a Counterparty. Because those valuations may affect collateral requirements, termination payments and amounts payable under the Swap Agreements, a Counterparty may have an economic interest that differs from the Fund’s. The Fund may not have full transparency into the Counterparty’s models, inputs, assumptions or adjustments, and different Counterparties may value substantially similar exposures differently. Changes in an Underlying Reference may not be reflected proportionately in the value of a Swap Agreement. There is no assurance that procedures intended to mitigate these conflicts will be effective or that the Fund could close a position at the value used to calculate its NAV.

United States Exposure Risk: The Underlying References may provide exposure to U.S. equity markets. As a result, changes in the U.S. economy, including economic weakness or declines in

U.S. financial markets, may adversely affect the performance of the Underlying References and, consequently, the value of the Fund's investments. A decrease in imports or exports, changes in trade regulations, including the imposition of tariffs on trading partners, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade.

Foreign Markets, Currency and Significant Exposure Risk: The Underlying References include non-U.S. markets and are measured in their local currencies. The Fund may therefore be affected by political, economic, regulatory, market-structure, custody and settlement risks in the relevant regions, as well as by differences in trading hours, market holidays, accounting standards and information availability. Currency movements and any currency conversion or hedging terms embedded in the Swap Agreements may cause returns to differ from local-market performance and may increase losses. In addition, an Underlying Reference may have significant exposure to particular countries, regions, sectors, industries or issuers. An adverse development affecting a concentrated exposure may therefore have a greater effect on the Fund than on a more broadly diversified investment.

Counterparty Risk: The Fund is exposed to the creditworthiness and performance of counterparties, particularly swap counterparties, because the Fund’s strategy may rely primarily on contractual claims rather than direct ownership of securities. If a counterparty becomes bankrupt, fails to perform, or experiences operational disruptions, the Fund may experience significant delays in recovery, may receive only a limited recovery, or may receive no recovery. Even temporary disruptions can materially impact Fund performance, including the ability to maintain intended exposure. To the extent the Fund has substantial exposure to one counterparty or a small number of counterparties, the Fund may be more susceptible to a single economic, regulatory, or firm‑specific event affecting those counterparties. There is also no assurance that replacement counterparties will be available on acceptable terms.

Market Risk: The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels, problems in the banking sector and wars in Europe and in the Middle East.

Equity Risk – Because the Fund invests in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. The market as a whole may not favor the types of investments the Fund makes. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Large Capitalization Companies Risk: If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Interest Rate Risk: As with most funds that invest in fixed income securities, changes in interest rates are a factor that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and a Fund’s share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the longer the duration, the more volatile the security.

Derivatives Risk: The Fund’s use of swaps is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Additionally, regulation relating to the Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Swap Agreement Risk: The Fund utilizes Swap Agreements, to obtain exposure to the Laddered Portfolios. Swap Agreements are derivative contracts that are used to obtain the Fund’s primary exposure to the Laddered Portfolios. Swaps may be illiquid, may be difficult to value, and may not reflect index or reference performance as expected due to pricing differences, fees, financing terms, collateral dynamics, or differences in calculation methods. The Fund may be unable to enter into replacement swaps if a swap is terminated or if market conditions deteriorate. Unfunded swaps may introduce greater leverage risk than funded swaps. In volatile markets, closing or adjusting a swap position may be costly or impossible without incurring significant losses.

Swap Agreement Termination Risk: A swap Counterparty may have contractual rights to terminate a swap upon certain extraordinary market events, credit events, regulatory changes, or other contractually defined circumstances, and may in some cases terminate upon notice as permitted by the agreement. If a Swap Agreement is terminated, the Fund may have to transact at an unfavorable time, may be unable to obtain replacement exposure on acceptable terms, or may be unable to implement its strategy. If the Adviser cannot establish suitable replacement swaps, the Adviser may recommend, and the Board may determine, to liquidate the Fund without a shareholder vote, and liquidation timing may be unfavorable for some shareholders.

Swap Counterparty Risk: The Fund is subject to counterparty risk by virtue of its investments in derivative instruments, primarily swap agreements. The Fund’s exposure to the Laddered Portfolios are obtained entirely through swap agreements with Counterparties. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all. Unlike directly held securities, the Fund’s holdings consist primarily of contractual claims against Counterparties, making the Fund particularly vulnerable to counterparty failure. Even temporary disruptions in a Counterparty’s ability to perform under the derivative instruments could significantly impact Fund performance. The Fund may have substantial exposure to a single Counterparty, further magnifying this risk. Certain Counterparties may be considered systemically important financial institutions and any deterioration in their financial condition could heighten counterparty risk. Furthermore, there can be no guarantee that there will be any swap Counterparty willing or able to enter into a total return swap with the Fund. If the Fund is unable to enter into total return swaps because it cannot identify a willing swap Counterparty, the Adviser will be unable to implement the Fund’s investment strategy and the Fund may fail to achieve its investment objective.

Index Provider Risk: There is no assurance that the provider of an index referenced by an Autocallable Structure, or any agents acting on its behalf, will accurately construct, maintain, calculate or disseminate the index. Errors in the calculation or publication of an index, including errors in the underlying data, may not be identified or corrected promptly, or at all. Such errors may adversely affect the performance of the Autocallable Structures and, consequently, the value of the Fund's investments. Any resulting losses or costs generally will be borne by the Fund and its shareholders.

Volatility Risk: Volatility is the tendency of a security, index, or market to fluctuate significantly over short periods. The Fund’s exposures—particularly those linked to equity markets, and structured autocallable payoffs—may exhibit heightened volatility relative to broader markets. Large and rapid price moves can materially affect NAV and secondary market pricing, widen bid‑ask spreads, and increase the likelihood of trading at premiums/discounts. Volatile conditions may also impair liquidity and valuation processes.

Correlation Risk: The Fund’s performance may not match, and is not expected to be perfectly correlated with, the returns of the Underlying References, or individual Autocallable Structure positions. When exposure is obtained through Swap Agreements or other derivatives rather than direct holdings, the Fund may experience performance differences due to transaction costs, operating expenses, collateral management, cash management practices, pricing differences, and differences in calculation methodologies. Market conditions may also impact the Fund’s ability to implement exposure efficiently. As a result, the Fund’s return may underperform what investors expect based on the referenced index or theoretical portfolio.

Active Management Risk: The Fund is subject to the risk that the Adviser’s or the Sub-Adviser’s judgments, as applicable, about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Laddered Portfolio Risk: A laddered autocallable portfolio is intended to diversify entry points and reduce concentration in any single market level or “vintage,” but it does not eliminate downside risk. The strategy may not perform as expected if unfavorable market conditions persist, if multiple autocallable positions experience losses at the same time, or if frequent entry/rebalance mechanisms lead to suboptimal entry points during rapidly changing markets. Laddering can also introduce implementation complexity and may not mitigate the impact of severe or prolonged equity market declines.

Cash Holdings Risk: To the extent the Fund holds cash or cash equivalents for collateral management, liquidity needs, or operational reasons, it may achieve lower returns than if fully invested in exposures aligned with its strategy. Cash positions may create performance drag during rising markets and may reduce the Fund’s ability to participate in favorable market moves. The opportunity cost of holding cash may be more pronounced when the Fund’s target exposures are performing well.

High Portfolio Turnover Risk: Active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

Distribution Risk: The Fund seeks to generate regular monthly income, but there is no assurance that the Fund will make distributions at any given time, that the Fund will be able to maintain its targeted level of distributions, or that distributions will be made at a consistent rate. Distribution amounts may vary significantly from one period to the next due to market conditions, strategy outcomes, expenses, and portfolio positioning. Additionally, the distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Distribution Tax Risk: The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the

Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so and could cause the distributions from that sale to constitute return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Return of capital distributions do not represent income or gains generated by the Fund’s investment activities and should not be interpreted by shareholders as such. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Special Tax Risk: The Fund intends to qualify annually and to elect to be treated as a RIC under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) in each taxable year, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its portfolio holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify as a RIC if the failure is for reasonable cause, or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund. If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

Additionally, the authority with regard to swap agreements entered into by RICs is unclear both as to the qualification under the income test and the identification of the issuer under the diversification test. The Fund intends to take the position that because the swap agreements held by the Fund reference securities that the income on the swap agreements are “other income” from the Fund’s business of investing in stocks and securities. In addition, the Fund intends to manage its investments in the swap agreements so that neither the exposure to the issuer of the referenced security nor the exposure to any one counterparty of the swap agreements will exceed 25% of the gross value of the Fund’s portfolio at the end of any quarter of a taxable year.

The Fund may satisfy redemption requests in whole or in part by transferring, assigning or novating to a redeeming Authorized Participant or its designee all or a portion of the Fund’s rights and obligations under one or more swap agreements. If the Fund receives an opinion of tax counsel supporting such treatment, it may treat a completed transfer of an appreciated swap position as a distribution of property in redemption of Fund shares and not recognize gain on the distribution of the swap position. Published guidance does not squarely address whether the nonrecognition rules generally applicable to in-kind redemptions by RICs apply when a swap position is transferred by assignment or novation. Tax rules governing notional principal contracts and other derivatives may require the recognition of termination payments or other income or gain in connection with an assignment, novation, exchange, modification or termination. The IRS or a court could determine that the transfer was not a distribution of property in redemption of Fund shares; that the assignment or novation caused a taxable termination, exchange or other disposition before, or separately from, the redemption distribution; that related payments, releases, assumptions of obligations, collateral adjustments or other economic benefits gave rise to taxable income or gain; or that the redemption and related transactions should be integrated, reordered or otherwise recharacterized in a manner that causes the Fund to recognize income or gain. Any opinion of tax counsel would not bind the IRS or a court.

If such a determination were sustained, the Fund could be required to recognize income or gain arising from the termination, assignment, exchange or other disposition. As a result, the Fund could be required to recognize income or gain without receiving corresponding cash and could be required to make additional distributions. The Fund may have failed to distribute sufficient income or gain to satisfy the requirements applicable to RICs for the relevant taxable year or a prior taxable year. Depending on the circumstances, the Fund could be subject to corporate-level income tax, excise tax, interest or penalties, or could be required to pay a deficiency dividend to shareholders then holding Fund shares and related interest to the IRS. The Fund might also be required to revise the character or amount of previously reported distributions. Any such determination could adversely affect the Fund’s net asset value, after-tax returns and shareholders, including shareholders who did not participate in the redemption.

Tax Characterization and Reporting Risk: The U.S. federal income tax characterization of distributions made by the Fund depends on, among other matters, the Fund’s current and accumulated earnings and profits, the final tax treatment of the Fund’s income, gains, losses, deductions and other transactions, and information received from its investments. The U.S. federal income tax treatment of certain Fund transactions, including redemptions in kind, may be uncertain or subject to differing interpretations and could affect the Fund’s earnings and profits and the character of distributions to shareholders. In determining and reporting the tax character of its distributions, the Fund may make tax determinations and apply methodologies based on the information and interpretations of applicable law then available, and those determinations or methodologies may later be changed or revised.

If the tax treatment of a transaction or distribution is later determined to differ from the treatment initially applied or reported by the Fund, all or a portion of a distribution may be reclassified among ordinary dividends, capital gain distributions and nondividend distributions. In that event, the Fund, brokers, nominees or other financial intermediaries, as applicable, may be required to file corrected information returns with the IRS and furnish corrected Forms 1099-DIV to shareholders. Shareholders who have already filed their tax returns may be required to file amended returns and may incur additional taxes, interest, tax-preparation costs or other expenses, or may become entitled to a refund. The Fund and its service providers also may incur costs, liabilities, penalties or interest in connection with correcting tax reporting or defending a tax treatment. To the extent borne or reimbursed by the Fund, such amounts would reduce the Fund’s net assets and NAV. No assurance can be given that a taxing authority or court will agree. No assurance can be given that the IRS or a court would agree with any tax treatment or determination made by the Fund.

ETF Risks – The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Trading Risk – Although Fund shares are listed for trading on a listing exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in the Fund’s shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in the Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.

Shares of the Fund may trade at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The trading prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. However, given that shares can be created and redeemed only in Creation Units at NAV, the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of the Fund, including bid/ask spreads, frequent trading of such shares may significantly reduce investment results and an investment in the Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. An active trading market for shares of the Fund may not develop or be maintained, and, particularly during times of market stress, Authorized Participants or market makers may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders. This could, in turn, lead to variances between the market price of the Fund’s shares and the value of its underlying securities.

Cash Transactions Risk — Unlike certain ETFs, the Fund may effect some or all creations and redemptions using cash, rather than in-kind securities. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

Premium/Discount Risk: Fund shares may trade above (premium) or below (discount) NAV due to supply and demand, market volatility, and the liquidity of the Fund’s holdings and secondary market. This risk can be heightened during periods of market stress, steep market declines, or when trading activity in shares is limited. Investors purchasing at a premium or selling at a discount may experience losses in addition to losses from NAV declines. Premiums/discounts may be more pronounced when underlying holdings are difficult to value.

Secondary Market Trading Risk: Although Fund shares are listed on an exchange, there is no assurance that an active trading market will develop or be maintained. In stressed markets, the liquidity of shares may begin to reflect the liquidity of the Fund’s underlying exposures, which may be less liquid than the shares themselves. Trading may be halted, and investors may be unable to buy or sell shares at desired times or prices. Brokerage commissions and other trading costs further affect realized investor outcomes.

Costs of Buying and Selling Fund Shares Risk: Investors who buy or sell Fund shares in the secondary market may incur brokerage commissions and other charges imposed by brokers. In addition, investors bear bid‑ask spreads, which can widen meaningfully in volatile markets or when secondary market liquidity is reduced. Frequent trading may significantly reduce returns, and the fixed nature of brokerage commissions can be a particularly high proportional cost for investors transacting in small amounts. These trading frictions can cause realized investor outcomes to differ materially from NAV performance.

Inflation Risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the

Fund’s assets can decline. Measures of inflation have increased to levels not experienced in several decades. Uncertainty regarding the magnitude of interest rate increases, and the ability of the Federal Reserve to successfully control inflation, may negatively impact asset prices and increase market volatility.

Credit Risk: Credit risk involves the risk that an issuer or guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, may be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. A Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions.

Debt Securities Risk: The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in a Fund having to reinvest the proceeds in lower yielding securities. Very low interest rates, including rates that fall below zero (where banks charge for depositing money), may detract from the Fund’s performance and its ability to maintain positive returns to the extent the Fund is exposed to such interest rates. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default. Loans and other direct indebtedness involve the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower.

U.S. Government Securities Risk: The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Money Market Instruments Risk: Money market instruments are subject to changes in interest rates and credit quality. If a substantial portion of assets are invested in money market instruments, it may be more difficult for the Fund to achieve its investment objective. Money market instruments and money market funds are not guaranteed or insured by the FDIC or any government agency, and it is possible to lose money.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Valuation Risk: The risk that a security may be difficult to value. A Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). Because foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Non-Diversification Risk: The Fund is classified under the 1940 Act as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. However, the Fund intends to satisfy the asset diversification requirements for qualifying as a RIC under Subchapter M of the Code.

Operational Risk: The Fund is subject to operational risks arising from human error, processing and communication failures, technology or systems breakdowns, and errors or failures of service providers, counterparties, or other third parties. The Fund relies on third parties for key functions such as custody, administration, transfer agency, pricing, and index calculation, and disruptions could impair the Fund’s ability to implement its strategy or meet obligations. Controls and procedures may reduce but cannot eliminate operational risk.

Cybersecurity Risk: The Fund is susceptible to cybersecurity events, including intentional or unintentional breaches that may result in unauthorized access to systems, loss of proprietary or confidential information, data corruption, or loss of operational capability. Cybersecurity incidents affecting third‑party service providers (such as administrators, custodians, transfer agents, pricing services, index providers, or counterparties) may also disrupt Fund operations and subject the Fund to similar risks. Such events may cause the Fund to incur regulatory penalties, reputational harm, additional compliance costs, and/or financial loss. While risk management systems may be implemented, there is no guarantee that these efforts will succeed, particularly because the Fund does not control the cybersecurity systems of all third parties.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Information about Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

Investment Adviser and Sub-Adviser

Schroder Investment Management North America LLC (“SIMNA” or the “Adviser”) serves as the investment adviser to the Fund. Schroder Investment Management North America Limited (“SIMNA Ltd.” or the “Sub-Adviser” and, together with SIMNA, “Schroders”), an affiliate of the Adviser, serves as investment sub-adviser to the Fund. The Adviser has delegated day-to-day portfolio management authority with respect to the Fund to the Sub-Adviser.

SIMNA’s address is 7 Bryant Park, New York, New York 10018, and SIMNA Ltd.’s address is 1 London Wall Place, London EC2Y 5AU, United Kingdom. SIMNA and SIMNA Ltd. are both indirect wholly owned SEC-registered investment adviser subsidiaries of Nuveen LLC. Nuveen LLC is the investment management arm of Teachers Insurance and Annuity Association of America and manages over [$2.6] trillion in assets as of [October 1], 2026.

Schroders oversees the day-to-day operations of the Fund, subject to the oversight of the Board. Schroders also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, Schroders continuously reviews, supervises, and administers the Fund’s investment program. The Board oversees Schroders and establishes policies that Schroders must follow in its day-to-day management activities.

Management Fees. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

As compensation for the Sub-Adviser’s services as sub-adviser, the Adviser pays to the Sub-Adviser 65.1% of the investment advisory fees received by the Adviser from the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory and sub-advisory agreements will be available in the Fund’s first Semi-Annual Report to Shareholders covering the period from commencement of operations through January 31, 2027.

The Adviser has registered with the Commodity Futures Trading Commission (“CFTC”) as a “commodity pool operator” under the Commodity Exchange Act with respect to the Fund and is a member of the National Futures Association. The Adviser expects to operate the Fund in accordance with the exemptions set forth in CFTC Regulation 4.12(c)(3).

Portfolio Managers

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Marcus Durell, Head of FX, Index and Equity Derivative Investments at Schroders, leads a team responsible for the design and implementation of various derivatives-based outcome-oriented strategies. Prior to his current role, Marcus was Head of Risk Managed Investments Portfolio Management since 2019. Marcus joined Schroders in 2012 as a Senior Portfolio Manager, Multi Asset Solutions. Prior to his experience at Schroders, Marcus held various positions at leading European investment banks in Fund derivatives and Exotic derivatives trading for nearly 4 years. Marcus started his career in finance in 2002 and has over 20 years’ experience. Marcus holds Post Graduate Diploma in Risk Management and Insurance from Deakin University and a Bachelor of Commerce from the University of Newcastle, Australia.

Mallory Timmermans, Head of Risk Managed Investments Portfolio Management at Schroders, leads a team focusing on the delivery of custom derivatives-based outcome-oriented solutions globally. Prior to her current role, she was a Portfolio Manager within Risk Managed Investments, part of Solutions. She joined Schroders in 2012, working initially with Investment Risk and moved to Solutions in 2014. She is a CFA Charterholder and has an MSc in Risk & Stochastics from London School of Economics and BSc in Statistics with Economics minor from University of Waterloo, Canada.

Gordon Harpur, Derivatives Trader at Schroders, is responsible for trading derivatives-based, outcome-oriented strategies globally. He joined Schroders in 2017 as an equity derivatives structurer. Previously, he spent six years at RBS as an equity derivatives trader, focused on index options and structured products. He holds a BA (Hons), First Class, in Finance and Economics from the University of Manchester.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Purchasing and Selling Fund Shares

Shares of the Fund are listed for trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A business day with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. NAV is determined each business day, normally as of the close of regular trading of the Exchange (ordinarily 4:00 p.m., Eastern time).

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, securities are valued at fair value. The Board has designated the Adviser as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. The Adviser has adopted and implemented policies and procedures approved by the Board to be followed when making fair value determinations, and it has established a Pricing Committee through which the Adviser makes fair value determinations. The Adviser’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Adviser would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Payments to Financial Intermediaries

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee is 0.25% of the average daily net assets of the Fund.

The implementation of any payments under the distribution plan must be approved by the Board prior to implementation.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources and may be in addition to any payments that the Fund makes to financial intermediaries. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of the Fund’s shares by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Dividends, Distributions and Taxes

Fund Distributions

The Fund intends to make monthly distributions, and to distribute its net investment income, if any, and net realized capital gains, if any, at least annually. If you own shares of the Fund on the Fund’s record date, you will be entitled to receive the distribution.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of the Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Tax Information

The following is a summary of certain important U.S. federal income tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. Your investment in the Fund may have other tax implications. More information about taxes is located in the SAI.

You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund intends to elect and to qualify each year for the special tax treatment afforded to a RIC under Subchapter M of the Code. If the Fund maintains its qualification as a RIC and meets certain minimum distribution requirements, then the Fund is generally not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the Fund fails to qualify as a RIC or to meet minimum distribution requirements, and certain relief provisions are unavailable, the Fund may be subject to fund-level taxation, which would reduce the income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund shares, and you purchase or redeem Creation Units (Authorized Participants only).

Tax Status of Distributions

•	The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gain.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

•

The income dividends you receive from the Fund may be taxed as either ordinary income or “qualified dividend income.” Dividends that are reported by the Fund as qualified dividend income are generally taxable to non-corporate shareholders at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s shares. Holding periods may be suspended for these purposes for stock that is hedged. Distributions that the Fund receives from an underlying fund taxable as a RIC or REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. The Fund’s investment strategies are expected to significantly limit its ability to make distributions eligible to be treated as qualified dividend income.

•

Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned its shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. For non-corporate shareholders, long-term capital gains are generally taxable at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Distributions of the Fund’s short-term capital gains are generally taxable as ordinary income.

•

In general, your distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January but declared by the Fund to shareholders of record in October, November or December of the previous year will be treated as having been received by shareholders on December 31 of the calendar year in which declared, and thus may be taxable to you in the previous year.

•

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.

•

Distributions in excess of the Fund’s current and accumulated earnings and profits generally will be treated as a return of capital to the extent of a shareholder’s adjusted tax basis in Fund shares and thereafter as capital gain. A return-of-capital distribution reduces the shareholder’s adjusted tax basis in the shares.

•	The Fund (or your broker) will inform you of the amount and character of any distributions shortly after the close of each calendar year.

Tax Status of Share Transactions

Each sale of Fund shares or redemption of Creation Units will generally be a taxable event. Assuming a shareholder holds Fund shares as a capital asset, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than twelve months. Any capital gain or loss realized upon a sale of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss. Any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent distributions of long-term capital gain were paid (or treated as paid) with respect to such shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. The ability to deduct capital losses may be limited.

The cost basis of shares of the Fund acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between: (i) the market value of the Creation Units at the time of the exchange plus any cash received in the exchange, and (ii) the Authorized Participant’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between: (i) the Authorized Participant’s basis in the Creation Units, and (ii) the aggregate market value of the securities and the amount of cash received. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark its holdings to market), or on the basis that there has been no significant change in economic position. Authorized Participants should consult their own tax adviser with respect to whether wash sales rules apply and when a loss might be deductible.

The Fund may pay the redemption price for Creation Units at least partially with cash, rather than by delivering a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if make such a cash payment than when it satisfies the redemption entirely in-kind.

Net Investment Income Tax

Certain U.S. individuals, estates and trusts may be subject to a 3.8% tax on net investment income. For individuals, the tax generally applies to the lesser of net investment income or the excess of modified adjusted gross income over the applicable statutory threshold.

Non-U.S. Investors

If you are a nonresident alien individual or a foreign corporation, partnership, trust or estate (i) the Fund’s ordinary income dividends distributed to you will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies but, (ii) gains from the sale or other disposition of your shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more during the taxable year and certain other requirements are met. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

Backup Withholding

The Fund (or financial intermediaries, such as brokers, through which shareholders own shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

More information about taxes is included in the SAI.

Additional Information

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s distributor, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares of the Fund. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for various time periods can be found at https://www.schroders.com/en-us/us/intermediary/autocallables/gabietf/.

Contractual Arrangements

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, sub-adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

Because the Fund has not commenced operations as of the date of this prospectus, financial highlights for the Fund are not available.

The Advisors’ Inner Circle Fund III

Schroders Global Autocallable Basket Income ETF

Investment Adviser

Schroder Investment Management North America LLC

7 Bryant Park

New York, New York 10018

Sub-Adviser

Schroder Investment Management North America Limited

1 London Wall Place

London EC2Y 5AU

United Kingdom

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated [DATE], as it may be amended from time to time, includes detailed information about the Fund and The Advisors’ Inner Circle Fund III. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

To Obtain an SAI, Annual or Semi-Annual Report, Fund Financial Statements (When Available), or More Information:

By Telephone:	(866) 871-7247

By Mail:	GABI ETF

c/o SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

By Internet:   https://www.schroders.com/en-us/us/intermediary/autocallables/gabietf/

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, when available, as well as other information about The Advisors’ Inner Circle Fund III, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22920.

[INVENTORY CODE]

SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Preliminary Statement of Additional Information Dated November 6, 2026

STATEMENT OF ADDITIONAL INFORMATION

SCHRODERS GLOBAL AUTOCALLABLE BASKET INCOME ETF

TICKER SYMBOL: [GABI]

Principal Listing Exchange: NYSE Arca, Inc.

a series of

THE ADVISORS’ INNER CIRCLE FUND III

[DATE]

Investment Adviser:

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LLC

Investment Sub-Adviser:

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund III (the “Trust”) and the Schroders Global Autocallable Basket Income ETF (the “Fund”). This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus dated [DATE], as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. Shareholders may obtain copies of the Prospectus or the Fund’s annual or semi-annual report, and other information such as the Fund’s financial statements, when available, free of charge by writing to the Fund at [XX], c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 or calling the Fund at (866) 871-7247.

TABLE OF CONTENTS

THE TRUST	[XX]
DESCRIPTION OF PERMITTED INVESTMENTS	[XX]
INVESTMENT LIMITATIONS	[XX]
EXCHANGE LISTING AND TRADING	[XX]
THE ADVISER AND SUB-ADVISER	[XX]
THE PORTFOLIO MANAGERS	[XX]
THE ADMINISTRATOR	[XX]
THE DISTRIBUTOR	[XX]
PAYMENTS TO FINANCIAL INTERMEDIARIES	[XX]
THE TRANSFER AGENT	[XX]
THE CUSTODIAN	[XX]
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	[XX]
LEGAL COUNSEL	[XX]
SECURITIES LENDING	[XX]
FINANCIAL INDUSTRY RELATIONSHIPS	[XX]
TRUSTEES AND OFFICERS OF THE TRUST	[XX]
BOOK ENTRY ONLY SYSTEM	[XX]
PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS	[XX]
DETERMINATION OF NET ASSET VALUE	[XX]
DIVIDENDS AND DISTRIBUTIONS	[XX]
FEDERAL INCOME TAXES	[XX]
FUND TRANSACTIONS	[XX]
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES	[XX]
DESCRIPTION OF SHARES	[XX]
LIMITATION OF TRUSTEES’ LIABILITY	[XX]
PROXY VOTING	[XX]
CODES OF ETHICS	[XX]
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	[XX]
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

[DATE]	[INVENTORY CODE]

THE TRUST

General. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013, as amended September 10, 2020 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund or exchange traded fund (“ETF”), and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Exchange Traded Fund Structure. The Fund operates as an ETF. Schroder Investment Management North America LLC (the “Adviser” or “SIMNA”), serves as the investment adviser to the Fund. Schroder Investment Management North America Limited (the “Sub-Adviser” or “SIMNA Ltd.” and, together with SIMNA, “Schroders”) serves as the sub-adviser to the Fund. The Adviser has delegated day-to-day portfolio management authority with respect to the Fund to the Sub-Adviser. The investment objective of the Fund is to seek to generate monthly income while seeking to reduce downside risk relative to an investment in a single autocallable structured note through exposure to a laddered portfolio of synthetic autocallable structures linked to U.S., international or global baskets of broad-based equity market indices, ETFs providing similar market exposure to such indices, or a combination of both.

As an ETF, the Fund offers and issues shares at its net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Fund generally offers and issues shares in exchange for a basket of securities (“Deposit Securities” together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Fund’s shares are listed on NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Fund’s NAV per share. The Fund’s shares are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Trustees” or the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

Non-Diversification. The Fund is non-diversified, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a “diversified” fund would be. The Fund, however, intends to satisfy the diversification requirements necessary to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the “Code”). For more information, see “Taxes” below.

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus.

The following are descriptions of the permitted investments and investment practices of the Fund and the associated risk factors. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below.

Equity Securities

Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships (“MLPs”). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund may purchase equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

Types of Equity Securities:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Alternative Entity Securities. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

Exchange-Traded Funds. An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities, often designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®. The risks of owning an ETF generally reflect the risks of owning the securities comprising the index which an index ETF is designed to track or the other holdings of an active or index ETF, although lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also “Securities of Other Investment Companies” below.

Investments in Emerging Markets. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of the Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in local courts.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

Foreign Agency Debt Obligations. Uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign agency’s operations and financial condition are influenced by the foreign government’s economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government’s agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of foreign agency bonds may be less liquid while market prices may be more volatile than prices of other bonds. Additional risks associated with foreign agency investing include differences in accounting, auditing and financial reporting standards; adverse changes in investment or exchange control regulations; political instability; and potential restrictions on the flow of international capital.

Obligations of Supranational Entities. Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, World Bank, African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

•

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪

The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

▪

Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

▪

The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

▪

The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes;

▪

A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains; and

▪

Periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Given the increasing interdependence among global economies and markets, conditions in one country, region or market might adversely affect financial conditions or issuers in other countries, regions or markets. For example, on January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”). Following a transition period, the UK and the EU signed a post-Brexit trade agreement governing their future economic relationship on December 30, 2020. This agreement became effective on a provisional basis on January 1, 2021 and formally entered into force on May 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

In addition, on February 24, 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund, even if the Fund does not have direct exposure to securities of Russian issuers.

Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund's investments due to the interconnected nature of the global economy and capital markets.

Similarly, armed conflict between Israel and Hamas and other militant groups in the Middle East and related events could cause significant market disruptions and volatility. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to affected issuers.

•

Information and Supervision. There may be less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

•

Stock Exchange and Market Risk. The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of possible ways.

Foreign stock markets may:

▪	Be generally more volatile than, and not as developed or efficient as, those in the United States;

▪	Have substantially less volume;

▪	Trade securities that tend to be less liquid and experience rapid and erratic price movements;

▪	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

▪	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

▪	Have different settlement practices, which may cause delays and increase the potential for failed settlements.

 Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

▪	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

▪	There may be less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

▪	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

▪	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

▪

Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

•

Foreign Currency Risk. While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

▪	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

▪	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

▪

Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

▪

There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

▪

Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

▪

The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

•

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Investments in China

The People’s Republic of China (“China”) is an emerging market, and as a result, exposure to securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court. In addition, periodically there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order (the “November 2020 Executive Order”) prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies” or in instruments that are derivative of, or are designed to provide investment exposure to, those companies. In addition, on August 9, 2023, the President of the United States signed an Executive Order (the “August 2023 Executive Order” and, together with the November 2020 Executive Order, the “Executive Orders”) directing the U.S. Department of the Treasury (the “Treasury”) to promulgate regulations requiring notification of, or restricting, investments in China in certain categories of national security technologies, including semiconductors and microelectronics, quantum information, and certain artificial intelligence technologies. On October 28, 2024, the Treasury released a final rule implementing the China-focused outbound investment program introduced by the August 2023 Executive Order.

The universe of affected securities affected by the Executive Orders and any related rules can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser otherwise believes is attractive, the Fund may incur losses. Certain securities that are or become designated as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to the Fund. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Money Market Securities

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

U.S. Government Securities

The Fund may invest in U.S. Government securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. Government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Home Loan Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10 percent annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017. It is believed that this amendment put Fannie Mae and Freddie Mac in a better position to service their debt because it eliminated the need for the companies to have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios over time. On December 21, 2017, the U.S. Treasury announced that it was again amending the Agreement to reinstate the $3 billion capital reserve amount. On September 30, 2019, the U.S. Treasury announced that it was further amending the Agreement, now permitting Fannie Mae and Freddie Mac to retain earnings beyond the $3 billion capital reserves previously allowed through the 2017 amendment.

Under a letter agreement entered into in January 2021, each company is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”). The letter agreement also permits each company to develop a plan to exit conservatorship, but may not do so until all litigation involving the conservatorships is resolved and each company has the minimum capital required by FHFA’s rules. In January 2025, the Agreement was further amended, and the prior requirement that all litigation involving the conservatorships be resolved before any release from conservatorship was removed. However, any release from conservatorship now requires the U.S. Treasury’s consent and a public market impact assessment process.

Fannie Mae and Freddie Mac are continuing to operate while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Agreement is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each company will end when the director of FHFA determines that FHFA’s plan to restore the company to a safe and solvent condition has been completed. Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Agreement. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause the Fund’s investments to lose value.

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U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Commercial Paper

Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks

The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

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Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid investments.

•	Unsecured Bank Promissory Notes. Promissory notes are generally debt obligations of the issuing entity and are subject to the risks of investing in the banking industry.

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Securities of Other Investment Companies

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law, subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses.

Generally, the federal securities laws limit the extent to which the Fund can invest in securities of other investment companies, subject to certain exceptions. For example, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

The Fund may rely on Section 12(d)(1)(F) of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions, the Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund. The Fund may also rely on Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions specified in the Rule including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). In addition, the Fund may be able to rely on certain other rules under the 1940 Act to invest in shares of money market funds or other investment companies beyond the statutory limits noted above, but subject to certain conditions.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

The Fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause the Fund to lose money when selling an interest in an unregistered fund. For example, many hedge funds require their investors to hold their investments for at least one year.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark or index. The Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, or remaining fully invested. The Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund’s investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

Rule 18f-4 under the 1940 Act. Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) provides a comprehensive framework for the use of derivatives by registered investment companies. The Derivatives Rule permits a registered investment company, subject to various conditions described below, to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Registered investment companies that don’t qualify as “limited derivatives users” as defined below, are required by the Derivatives Rule to, among other things, (i) adopt and implement a derivatives risk management program (“DRMP”) and new testing requirements; (ii) comply with a relative or absolute limit on fund leverage risk calculated based on value-at-

risk (“VaR”); and (iii) comply with new requirements related to Board and SEC reporting. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board.

The Derivatives Rule provides an exception from the DRMP, VaR limit and certain other requirements for a registered investment company that limits its “derivatives exposure” to no more than 10% of its net assets (as calculated in accordance with the Derivatives Rule) (a “limited derivatives user”), provided that the registered investment company establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% derivatives exposure threshold. The Fund is expected to be a “full derivatives user” under the Derivatives Rule and not a “limited derivatives user”.

The requirements of the Derivatives Rule may limit the Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

CFTC Regulations. The Adviser is a member of the National Futures Association and will register, prior to commencement of the Fund’s operations, with the Commodity Futures Trading Commission (the “CFTC”) as a “commodity pool operator” under the Commodity Exchange Act of 1936, as amended, with respect to the Fund. The Adviser expects to operate the Fund in accordance with the exemptions set forth in CFTC Regulation 4.12(c)(3), which allows for “substituted compliance” with respect to certain CFTC recordkeeping, reporting and disclosure requirements on the basis of the Fund’s compliance with SEC rules and regulations applicable to the Fund and the Adviser. As a result, the Adviser will not be subject to certain aspects of the CFTC’s rules ordinarily applicable to commodity pool operators, including the specific disclosure requirements under CFTC rules in connection with its management of the Fund.

Types of Derivatives:

Total Return Swap Agreements. A total return swap agreement (“swap agreement”) is a financial derivative instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, or other market factors. The nominal amount on which the cash flows are calculated is called the notional amount, and generally is not exchanged between the parties at inception. Swap agreements are individually negotiated and structured to provide exposure to a variety of different types of investments, which may be a single asset, a pool of assets or an index of assets.

The performance of swap agreements may be affected by a change in the specific market factors that determine the amounts payable under the agreement. If a swap agreement requires payments by the Fund, the Fund must be prepared to make such payments when due. In addition, a deterioration in the creditworthiness of a counterparty may reduce the value of a total return swap agreement and may result in losses to the Fund.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement may be terminated before the maturity date by mutual agreement of the parties, typically upon settlement of the swap’s mark-to-market value. A total return swap agreement may also be terminated upon the occurrence of certain contractual events, such as default, insolvency, or bankruptcy of one of the parties. A party may generally transfer or assign its rights and obligations under a swap agreement only with the prior consent of the other party. The Fund may seek to reduce or eliminate its exposure under a swap agreement either by mutual consent, assignment (if permitted), or by entering into one or more offsetting swap agreements with another party. An offsetting swap transaction, however, does not eliminate the Fund’s contractual obligations under the original swap agreement and serves only to offset or hedge the economic exposure arising from that agreement. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses.

Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

Options

An option is a contractual agreement between two parties that grants the purchaser the right, but not the obligation, to buy or sell a specified underlying asset at a predetermined price (the “exercise price” or “strike price”) if the option is exercised. Unlike a futures contract, which obligates both parties, an option confers a unilateral right upon the purchaser in exchange for the payment of a premium.

There are two basic types of options. A call option gives the purchaser the right to buy the underlying asset at the exercise price, while a put option gives the purchaser the right to sell the underlying asset at the exercise price. Options may be based on a variety of underlying assets, including individual securities, securities indices, Exchange‑Traded Funds (“ETFs”), and other financial instruments.

Options may be exchange‑traded or over‑the‑counter (“OTC”). Exchange‑traded options are standardized and traded on regulated exchanges, are guaranteed for settlement by a central clearing organization, the Options Clearing Corporation (“OCC”), which acts as the “buyer for every seller and the seller for every buyer”, while OTC options are privately negotiated agreements with customized terms.

Although exchange‑traded options are guaranteed for settlement by the OCC, they remain subject to counterparty risk with respect to the OCC itself, including the risk that the OCC could fail to perform its settlement obligations due to bankruptcy or other adverse events. OTC options are not cleared through a central clearing organization and are therefore subject to the risk that the counterparty may fail to perform its obligations under the contract. OTC options generally expose the Fund to greater counterparty and liquidity risk than exchange‑traded options.

The market value of an option is influenced by a variety of factors, including supply and demand, prevailing interest rates, the market value of the underlying asset relative to the exercise price, the volatility of the underlying asset, and the remaining time until expiration.

The Fund may purchase or write (sell) call and put options on securities, indices, ETFs, and other assets in seeking to achieve its investment objective. A purchaser of an option pays a premium in exchange for the right to exercise the option. A writer (seller) of an option receives a premium and assumes an obligation to perform if the option is exercised. When the Fund writes a call option, it assumes the obligation to sell the underlying asset at the exercise price. When the Fund writes a put option, it assumes the obligation to purchase the underlying asset at the exercise price.

Certain options, including most index options, are cash‑settled rather than physically settled. Cash‑settled options entitle the holder, upon exercise or expiration, to receive (or require the writer to pay) a cash amount equal to the difference between the value of the underlying asset or index and the exercise price, multiplied by a specified contract multiplier. For call options, a cash payment is due if the value of the underlying asset or index exceeds the exercise price; for put options, a payment is due if the value is below the exercise price. Physical delivery options require delivery of, or payment for, the underlying asset upon exercise.

The Fund may close a purchased exchange‑traded option position prior to expiration through a closing sale transaction, which consists of selling an option of the same terms. If a closing sale is effected, the gain or loss realized reflects the difference between the premium paid and the premium received, net of transaction costs. If a purchased option is not closed prior to expiration, it may be exercised or may expire worthless.

The Fund may close a written exchange‑traded option position by entering into a closing purchase transaction, which consists of purchasing an option of the same terms as the option previously written. If a written option is not closed prior to expiration, it may be exercised by the holder or may expire unexercised, in which case the Fund generally retains the premium received.

The Fund’s ability to close an exchange‑traded option position depends on the liquidity of the relevant options market. There can be no assurance that a closing transaction will be available at a favorable price, or at all, prior to expiration.

OTC options are generally unwound through bilateral negotiations with the original counterparty. The Fund may terminate an OTC option position by entering into a negotiated close‑out transaction, which typically involves a cash payment reflecting the current market value of the option as determined under the applicable agreement or a negotiated valuation methodology.

If not unwound prior to maturity, an OTC option will expire or settle in accordance with its contractual terms, which are generally expected to provide for cash settlement. In such cases, the Fund will recognize a gain or loss based on the difference between any premium paid or received and the final settlement amount, if any.

Because OTC options are not traded on an exchange, the Fund’s ability to unwind such positions may be more limited than with exchange‑traded options and may depend on the creditworthiness, willingness, and operational capacity of the counterparty, as well as prevailing market conditions

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

▪	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options given the same circumstances under which it could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike purchases of traditional securities, entry into a futures contract does not require payment of the full notional value of the underlying instrument. Instead, the parties are required to post margin and are subject to daily cash settlement of gains and losses through “mark‑to‑market” adjustments. Physical delivery or cash settlement occurs if the contract is held to expiration. Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant (“FCM”) or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied.

After opening a futures contract, it is marked to market daily. Each trading day, the exchange determines an official settlement price for the contract. Gains and losses are calculated based on the change in the settlement price from the prior day and are credited or debited in cash through variation margin. If the value of the futures contract changes in such a way that the value of a futures position declines, the party experiencing a loss must make additional “variation margin” payments so that its margin account balance is restored to the required level. On the other hand, if the value of the futures contract changes in such a way that there is excess margin on deposit, the party that has a gain is possibly entitled to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement of gains and losses between the parties and the exchange (via the futures broker) of the amount one party would owe (or would be owed by) the other if the futures contract terminated. In computing daily net asset value, each party marks to market its open futures positions.

Although futures contracts may provide for physical delivery or cash settlement at expiration, in most cases positions are typically closed prior to expiration by entering into an offsetting transaction in the same contract. A long position is closed by selling an identical futures contract, and a short position is closed by buying an identical futures contract. For a long position, if the price at which the offsetting sale occurs exceeds the price at which the contract was originally purchased, the closing party realizes a gain; if the offsetting sale price is lower, the closing party realizes a loss. For a short position, if the price at which the offsetting purchase occurs is lower than the price at which the contract was originally sold, the closing party realizes a gain; if the offsetting purchase price is higher, the closing party realizes a loss.

The Fund may incur commission expenses when they open or close a futures position.

Risks of Derivatives:

The Fund primarily obtains exposure to its investment strategy through the use of derivatives, including swap agreements and options, rather than through direct investment in securities. As a result, the Fund is exposed to risks associated with the implementation, execution, and ongoing management of derivative positions. Derivatives may behave differently than direct investments due to financing terms, transaction costs, collateral requirements, pricing conventions, and contractual features. The performance of derivatives may differ from the performance of the referenced index, basket, or theoretical asset position, particularly during periods of market stress or reduced liquidity. Derivatives may magnify both gains and losses relative to the amount invested and may cause the Fund to experience greater volatility than if it did not use derivatives.

The successful use of derivatives depends on the Adviser’s ability to appropriately size, structure, and manage derivative positions over time. Incorrect assumptions about market behavior, volatility, correlations, or financing conditions may result in losses or underperformance relative to expectations.

The use of derivatives involves transaction and financing costs, which may be significant, and may increase the Fund’s taxable income or the timing and character of income distributed to investors.

Swap Agreement Risk. The Fund expects to rely substantially on swap agreements to obtain exposure to the autocallable structures. Swap agreements are bilateral contracts that expose the Fund to the risk that the terms of the swap, including pricing, financing charges, and collateral requirements, may adversely affect performance. The value of a swap may differ from the value of the referenced index or underlying exposure due to fees, financing components, transaction costs, or differences in calculation methodology.

Swap agreements may be less liquid than exchange‑traded instruments and may be difficult to value or unwind, particularly in volatile or dislocated markets. In addition, the Fund may be dependent on a limited number of counterparties willing to provide swap exposure on acceptable terms. There is no assurance that the Fund will be able to maintain or replace swap exposure at desired levels or costs.

The Fund is exposed to the risk that a swap counterparty may become insolvent or otherwise fail to perform its contractual obligations, which could result in delays in recovery, partial recovery, or no recovery, and may adversely affect the Fund’s ability to maintain its investment exposure.

Swap Termination and Replacement Risk. Swap agreements typically permit counterparties to terminate the agreement upon the occurrence of specified events, which may include extraordinary market conditions, regulatory changes, counterparty credit events, or other contractually defined circumstances. In some cases, a counterparty may have discretion to terminate upon notice. If a swap agreement is terminated, the Fund may be required to settle the contract at an unfavorable time or price and may be unable to obtain replacement exposure on acceptable terms, or at all.

An inability to replace terminated swap exposure could impair the Fund’s ability to implement its investment strategy, potentially leading to reduced exposure, increased cash holdings, or liquidation of the Fund at a time that may be disadvantageous for shareholders.

Autocallable Structure Path‑Dependency Risk. The Fund’s strategy is based on exposure to a theoretical portfolio of synthetic autocallable structures. The performance of autocallable structures is path‑dependent and depends not only on the level of the Underlying References at maturity, but also on its performance over time relative to specified observation levels, barriers, or other contractual features.

If the worst of Underlying References performs poorly, experiences sustained volatility, or fails to meet certain autocallable structures conditions, autocallable positions may be redeemed early, may generate lower returns than anticipated, or may result in losses. Downside exposure may be realized even if the underlying index recovers later, and autocallable payoffs may limit participation in rising markets relative to direct equity exposure.

Index Provider Risk. The provider of an index referenced by an autocallable structure, or any agents acting on its behalf, may make errors in the calculation, dissemination, rebalancing, or maintenance of index levels. Data inaccuracies, incorrect assumptions, or operational failures may occur and may not be identified or corrected promptly. The Fund and its shareholders generally bear the risk of losses resulting from such errors. In unusual or stressed market conditions, an index provider may delay rebalances or apply discretionary adjustments that cause the index to deviate from its intended or historical behavior.

Correlation Risk. The Fund’s returns are not expected to perfectly correlate with the returns of the Underlying References , or any theoretical or model‑based portfolio of autocallable structures. Differences may arise due to transaction costs, financing charges, collateral management, timing differences, valuation methodologies, or imperfect implementation of index exposure through derivatives. As a result, the Fund may underperform index‑based expectations or experience returns that differ materially from those suggested by index performance.

Lack of Liquidity Risk.

Certain derivatives investments used by the Fund, particularly swap agreements and other over‑the‑counter instruments, may be less liquid than exchange‑traded securities. Liquidity may decline rapidly during periods of market stress, making it more difficult or costly to enter, adjust, or exit positions. Reduced liquidity may impair valuation accuracy, increase transaction costs, and limit the Fund’s ability to respond to changing market conditions.

Exchange‑traded derivatives, such as listed options, and futures, may also become illiquid under certain market conditions, including periods of heightened volatility, trading halts, exchange‑imposed restrictions, insufficient market participation, or operational disruptions affecting the exchange or clearing infrastructure. In such circumstances, the Fund may be unable to close out positions at desirable times or prices, may be forced to accept disadvantageous pricing, or may be unable to adjust exposures as intended.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

▪	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

▪	The facilities of the exchange may not be adequate to handle current trading volume;

▪	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

▪	Investors may lose interest in a particular derivative or category of derivatives.

Liquidity challenges across both exchange‑traded and over‑the‑counter instruments may contribute to wider premiums or discounts of Fund shares relative to NAV and may adversely affect creation and redemption activity.

ETF Structure and Secondary Market Trading Risk. Fund shares trade on an exchange and may trade at prices above (premium) or below (discount) NAV. The market price of Fund shares may be influenced by supply and demand, secondary market liquidity, valuation uncertainty, and the liquidity of the Fund’s underlying exposures. In periods of market stress, trading spreads may widen, premiums and discounts may increase, and market participants may be less willing or able to support creation and redemption activity.

Disruptions in the arbitrage mechanism that helps keep market price aligned with NAV may adversely affect investor outcomes.

Pricing Risk. The Fund’s investments and exposures may be complex and may be valued using models, assumptions, counterparty quotations, or third‑party pricing services. Valuation methodologies may produce values that differ from actual transaction prices, particularly during periods of reduced market liquidity or heightened volatility. Differences between valuation inputs used for NAV calculation and prices available in the market may lead to premiums or discounts in secondary market trading.

Valuation risks may be exacerbated for autocallable structures, swap agreements, and other structured exposures, where pricing depends on multiple inputs and assumptions.

Leverage Risk. Certain derivatives used by the Fund may provide embedded leverage, meaning that the Fund’s exposure to market movements may exceed the amount invested. Embedded leverage can magnify gains and losses and may increase the volatility of the Fund’s NAV and returns. During periods of elevated market volatility, leveraged exposures may result in rapid and significant declines in value, particularly if market movements are adverse or if pricing and liquidity conditions deteriorate.

The effects of leverage may be more pronounced in structured products and autocallable strategies, where nonlinear payoff features can amplify sensitivity to market movements and volatility.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, granted significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades.

In addition, the SEC adopted the Derivatives Rule on October 28, 2020. Since its compliance date of August 19, 2022, the Derivatives Rule has replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives. See “Derivatives – Rule 18f-4 under the 1940 Act” above for additional information on the requirements imposed on registered funds by the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Fund's investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

When-Issued, Delayed–Delivery and Forward-Delivery Transactions

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund may use when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Derivatives Rule permits the Fund to enter into when-issued or delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security entered into by the Fund does not satisfy those requirements, the Fund would need to comply with the Derivatives Rule with respect to its when issued or delayed delivery transactions, which are considered derivatives transactions under the Derivatives Rule. See “Derivatives – Rule 18f-4 under the 1940 Act” above.

Special Risks of Cyber-attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber-attacks or other information security breaches in the future.

General Market Risk

Some countries and regions in which the Fund invests have experienced war (including ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East), terrorism, social unrest, government defaults, government shutdowns, economic uncertainty, sanctions or the threat of sanctions, trade disputes with key trading partners and the imposition of associated tariffs, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues such as pandemics and epidemics (including those caused by COVID-19), and/or systemic market dislocations (including due to events outside of such countries or regions). Such events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Whether or not the Fund invests in securities of issuers located in countries impacted by such events, these and other events could negatively affect the value and liquidity of the Fund's investments due to the interconnected nature of the global economy and capital markets, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

1.

The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

2.

The Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.

The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.

The Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.

The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following investment limitations of the Fund are non-fundamental and may be changed by the Board without shareholder approval.

1.

The Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

2.

The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.

Concentration. The 1940 Act requires that every investment company have a fundamental investment policy regarding concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance. Revenue bonds, or those issued to finance a specific project, are considered for purposes of determining concentration under the Fund’s concentration policy.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the 1940 Act does provide allowances for certain borrowings. In addition, Rule 18f-4 under the 1940 Act permits a fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of Rule 18f-4.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Except with respect to the Fund’s policy concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The shares of the Fund are approved for listing and trading on the Exchange. The Fund’s shares trade on the Exchange at prices that may differ to some degree from its NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met.

The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the shares of the Fund under any of the following circumstances: (i) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the Fund no longer complies with the applicable listing requirements set forth in the Exchange’s rules; (iii) if, following the initial twelve-month period after commencement of trading on the Exchange of the Fund, there are fewer than 50 beneficial holders of the Fund; or (iv) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

THE ADVISER AND SUB-ADVISER

Investment Adviser

General. Schroder Investment Management North America LLC serves as the investment adviser to the Fund. The Adviser’s principal place of business is 7 Bryant Park, New York, New York 10018. The Adviser is an indirect wholly-owned subsidiary of Nuveen LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Nuveen manages over [$2.6] trillion in assets as of [October 1], 2026.

Advisory Agreement. The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Fund. Under the Advisory Agreement, the Adviser oversees the day-to-day operations of the Fund, subject to the oversight of the Board. The Adviser also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, the Adviser provides investment and operational oversight of the Sub-Adviser.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund on at least 30 days’ written notice to the Adviser, or, by the Adviser, on not more than 60 days’ nor less than 30 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

This advisory fee is a unitary management fee designed to pay the Fund’s expenses and to compensate the Adviser for the services it provides to the Fund. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, except for advisory fees, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, non-routine expenses, litigation expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Sub-Adviser

General. Schroder Investment Management North America Limited, an affiliate of SIMNA, and a UK limited company serves as the sub-adviser to the Fund. The Sub-Adviser’s principal place of business is located at 1 London Wall Place, London EC2Y 5AU, United Kingdom.

Sub-Advisory Agreement. The Adviser and the Sub-Adviser have entered into an investment sub-advisory agreement with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund, subject to the oversight of the Adviser and the Board.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Advisory Agreement, and is terminable at any time without penalty by the Board.

Sub-Advisory Fee. As compensation for the Sub-Adviser’s services as sub-adviser, the Adviser pays to the Sub-Adviser 65.1% of the investment advisory fees received by the Adviser from the Fund.

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation.

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with our corporate values of excellence, integrity, teamwork, passion and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of fund-based awards of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

Fund Shares Owned by the Portfolio Managers. Because the Fund is new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Fund.

Other Accounts. In addition to the Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of [DATE].

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Marcus Durell	[XX]	$[XX]	[XX]	$[XX]	[XX]	$[XX]
Mallory Timmermans	[XX]	$[XX]	[XX]	$[XX]	[XX]	$[XX]
Gordon Harpur	[XX]	$[XX]	[XX]	$[XX]	[XX]	$[XX]

[1]	Includes [XX] account with assets under management of $[XX] million which is subject to a performance-based advisory fee.

[2]	Includes [XX] account with assets under management of $[XX] million which is subject to a performance-based advisory fee.

Conflicts of Interest.

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an amended and restated administration agreement dated November 16, 2018, as amended (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated February 12, 2014, as amended (the “Distribution Agreement”), whereby the Distributor acts as a principal underwriter for the Trust’s shares and distributes the shares of the Fund. Shares of the Fund are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares of the Fund in amounts less than a Creation Unit. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of shares of the Fund, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information, to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares of the Fund. Such Soliciting Dealers also may be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

The Distributor also may provide trade order processing services pursuant to a services agreement.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Distribution Plan. The Trust has adopted a Distribution Plan applicable to the Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the

Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Fund may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of Fund shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. Because Rule 12b-1 fees are paid out of the Fund’s assets, and over time, these fees increase the cost of your investment and they may cost you more than certain other types of sales charges.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates also may make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110 (the “Transfer Agent”) serves as the transfer agent of the Fund.

THE CUSTODIAN

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110 (the “Custodian”), acts as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[XX], serves as independent registered public accounting firm for the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 2222 Market Street, Philadelphia, Pennsylvania 19103-3007, serves as legal counsel to the Trust.

SECURITIES LENDING

Because the Fund is new, as of the date of this SAI, the Fund has not engaged in securities lending activities.

FINANCIAL INDUSTRY RELATIONSHIPS

SEI Investments, along with its subsidiaries and affiliates (including, but not limited to, the Administrator, the Distributor and SIMC) (collectively, “SEI”), provides a range of services to various financial market participants and has a broad network of relationships with financial services companies, including investment funds, asset managers, broker-dealers and other intermediaries, accounting firms, banks and transfer agents. Although SEI’s various business units largely operate independently of one another, their customers and relationships may, and often will, overlap. For example, a particular asset manager might be a sub-adviser to an investment fund that is managed primarily by SIMC, may sponsor a fund that is registered on the Advisors’ Inner Circle platform, and/or may manage a fund in which SEI Investments is an investor (with its own capital). From time to time, one SEI business unit may introduce or refer a third-party to another SEI business unit for additional potential services. These various relationships may give rise to actual or perceived conflicts of interest. However, understanding the duties and responsibilities that SEI owes its customers under law and under contract, SEI keeps such actual or perceived conflicts of interest front-of-mind on an ongoing basis and, where appropriate, works with the compliance function, as well as internal and external counsel, to identify and mitigate or eliminate such conflicts, including through appropriate disclosure to applicable governing boards.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day operations of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Adviser makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are six members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Mr. Alshefski, an interested person of the Trust, serves as Chairman of the Board. Mr. Hunt, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustee
John G. Alshefski (Born: 1966)	Chairman of the Board of Trustees[1] (since 2025)

SEI employee from 1992 to present. Senior Vice President and Head of SEI Investment Manager Services for Traditional Asset Managers, SEI Investments Company, Inc., from 2013 to 2025. Head of SEI Offshore Fund Servicing Business Line, SEI Investments Company, Inc., from 1996 to 2013. Fund Accounting Director, SEI Investments Company, from 1992 to 1996.

Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, and Symmetry Panoramic Trust.
Independent Trustees
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and Symmetry Panoramic Trust. Director of FS Alternatives Fund (Cayman).

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, Symmetry Panoramic Trust and J.P. Morgan Funds (171 Portfolios). Director of FS Alternatives Fund (Cayman).

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and Symmetry Panoramic Trust. Director of FS Alternatives Fund (Cayman), Xerox Holdings Corporation and Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024. Director of Element Solutions Inc. to 2024.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, Symmetry Panoramic Trust and Alger Funds. Director of FS Alternatives Fund (Cayman).

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and Symmetry Panoramic Trust. Independent Non-Executive Director of HFA Holdings Limited and FS Alternatives Fund (Cayman).

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Director of Navigator Global Investments Limited to 2020. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.

1	Mr. Alshefski may be deemed to be an “interested” person of the Funds as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Alshefski should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company and his knowledge of the financial services industry. Mr. Alshefski currently serves as Senior Executive Vice President for SEI Investments Company, Inc. Mr. Alshefski previously held a variety of positions at SEI Investments Company, which he joined in 1992, including as a Fund Accounting Director and as a Business Manager. Before joining SEI, Mr. Alshefski was a Senior Auditor at PricewaterhouseCoopers LLP.

The Trust has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Trust has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Trust has concluded that Ms. Maynard-Elliott should serve as Trustee because of the experience she gained in a variety of leadership roles at a leading industrial company, the experience she has gained as a board member of several prominent companies, and her legal and financial management expertise.

The Trust has concluded that Mr. Nadel should serve as Trustee because of the experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other fund and operating company boards.

The Trust has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•

Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Mr. Hunt, Mr. Lemke, Ms. Maynard-Elliott, Mr. Nadel and Mr. Yanker currently serve as members of the Audit Committee. Mr. Nadel serves as Chair of the Audit Committee. The Audit Committee meets periodically, as necessary, and met [XX] ([XX]) times during the most recently completed fiscal year.

•

Governance Committee. The Board has a standing Governance Committee that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and considering proposals of and making recommendations for “interested” Trustee candidates to the Board; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Mr. Hunt, Mr. Lemke, Ms. Maynard-Elliott, Mr. Nadel and Mr. Yanker currently serve as members of the Governance Committee. Ms. Maynard-Elliott serves as Chair of the Governance Committee. The Governance Committee meets periodically, as necessary, and met [XX] ([XX]) times during the most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustee
John G. Alshefski	[None]	[None]
Independent Trustees
Jon C. Hunt	[None]	[None]
Thomas P. Lemke	[None]	[None]
Nichelle Maynard-Elliott	[None]	[None]
Jay C. Nadel	[None]	[None]
Randall S. Yanker	[None]	[None]

[1]	Valuation date is [DATE].

[2]	The Fund is the only fund in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the fiscal year ended [XX].

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustee
John G. Alshefski	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Jon C. Hunt	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Thomas P. Lemke	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Nichelle Maynard-Elliott	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Jay C. Nadel	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Randall S. Yanker	$[XX]	N/A	N/A	$[XX] for service on one (1) board

1	All funds in the Fund Complex are series of the Trust.

2	Mr. Alshefski was appointed to the Board on June 11, 2025.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2014)	Managing Director, SEI Investments, since 2021. Director of Client Service, SEI Investments, from 2004 to 2021.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Eric C. Griffith (Born: 1969)	Vice President (since 2020) Secretary (since 2025)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Marci M. Morgan (Born: 1971)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2025)

Director of Anti-Money Laundering Compliance at SEI Investments since May 2025. Director of Global Due Diligence at SEI Investments from October 2023 to May 2025. Vice President of Regulatory Management at BNY Mellon Investment Servicing (formerly PNC Global Investment Servicing) from December 2001 to January 2006 and from April 2010 to February 2023.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, and Catholic Responsible Investments Funds since September 2022. Chief Compliance Officer of SEI Alternative Income Fund since May 2023. Chief Compliance Officer of Symmetry Panoramic Trust since December 2023. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares of the Fund are limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of the Fund (owners of such beneficial interests are referred to herein as “Beneficial Owners”) are shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of the Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of the Fund for all purposes. Beneficial Owners of shares of the Fund are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of the Fund.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares of the Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of the Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit,” either principally in-kind for securities or in cash for the value of such securities. The NAV of the Fund’s shares is determined once each business day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.

CUSTOM BASKETS. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, is equal to the NAV of the Fund shares comprising the Creation Unit. However, Rule 6c-11 of the 1940 Act permits the Fund to utilize “custom baskets” provided the conditions of the rule are met. Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of the Fund’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of the Fund’s securities market index, if applicable. Second, if different baskets are used in transactions on the same business day (as defined below), each basket after the initial basket would constitute a custom basket. For example, if the Fund exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if the Fund substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

PURCHASE (CREATION). The Trust issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any business day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The Fund will not issue fractional Creation Units. A business day is, generally, any day on which the Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of the Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, make available on each business day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous business day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the index the performance of which the Fund seeks to track, if applicable.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of or implementation of rebalancing changes in the index the performance of which the Fund seeks to track, if applicable. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the index the performance of which the Fund seeks to track, if applicable, or resulting from certain corporate actions.

CASH PURCHASE METHOD. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee and any other applicable fees, taxes, and additional variable charges. The Adviser may retain all or a portion of the creation transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the creation transaction fee is designed to cover.

All orders to purchase shares directly from the Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund also will generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the applicable cut-off time on such business day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the first business day after the Order Placement Date. The Fund reserves the right to settle Creation Unit transactions on a Settlement Date other than the first business day after the Order Placement Date, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law.

All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Upon written notice to the Distributor, such canceled order may be resubmitted the following business day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the business day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the first business day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the first business day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares of the Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a creation transaction fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of the Fund, the Trust does not intend to suspend acceptance of orders for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATION TRANSACTION FEE. A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, is set forth in the table below.

Fund	Creation Transaction Fee
Schroders Global Autocallable Basket Income ETF	$[XX]

The Fund may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the Fund’s shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the Transaction Fee is designed to cover.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the 1933 Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act.

REDEMPTION. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a business day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of the Fund in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each business day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities [or swaps] - as announced by the Custodian on the business day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of the shares of the Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any applicable additional variable charge as set forth below. In the event that the Fund’s securities have a value greater than the NAV of the shares of the Fund, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

REDEMPTION TRANSACTION FEE. A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, is set forth in the table below.

Fund	Redemption Transaction Fee
Schroders Global Autocallable Basket Income ETF	$[XX]

The Fund may adjust the redemption transaction fee from time to time. The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The Adviser may retain all or a portion of the redemption transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the redemption transaction fee is designed to cover.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares of the Fund through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing shares of that Fund as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares of the Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund’s securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two business days after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund also may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of shares of the Fund. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of

Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not business days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rules 2a-4 and 2a-5 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value by the Adviser in good faith, and subject to the oversight of the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates net asset value, the settlement price may not be available at the time at which the Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Use of Third-Party Independent Pricing Services. Pursuant to contracts with the Administrator, prices for most securities held by the Fund with readily available market quotations are provided by third-party independent pricing agents. The valuations for these securities are reviewed by the Administrator. In accordance with the Adviser’s Valuation Procedures, the Adviser may also use third-party independent pricing agents (reviewed and approved by the Adviser) to fair value certain securities without readily available market quotations (or where market quotations are unreliable).

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Adviser and implemented through the Adviser’s Valuation Committee. In establishing a fair value for an investment, the Adviser will use valuation methodologies established by the Adviser and may consider inputs and methodologies provided by, among others, third-party independent pricing agents, independent broker dealers and/or the Adviser’s or Sub-Adviser’s own personnel (including investment personnel).

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates net asset value. When a security is valued in accordance with the Fair Value Procedures, the Adviser's Valuation Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Fair Valuation of Foreign Securities Based on U.S. Market Movements. A third party fair valuation vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each foreign security) applied by the fair valuation vendor in the event that there are movements in the U.S. market that exceed a specific threshold that has been established by the Adviser. The Adviser has also established a "confidence interval" that is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market that is required for a particular security to be fair valued when the threshold is exceeded. In the event that the threshold established by the Adviser is exceeded on a specific day, the Adviser values the foreign securities in the Fund's portfolio that exceed the applicable "confidence interval" based upon the fair values provided by the fair valuation vendor. In the event that the Adviser believes that the fair values provided by the fair valuation vendor are not reliable, the Adviser will determine in good faith the fair value of the foreign securities, subject to Board oversight.]

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. The Fund expects to make regular monthly cash distributions to shareholders. Distributions are generally expected to be derived from swap cash flows linked to the autocallable structures’ performance, option income, and other investment income. The amount and character of monthly distributions may vary over time and are dependent on market conditions, index performance, derivative pricing, financing costs, and portfolio positioning. There can be no assurance that the Fund will achieve a targeted distribution level or that distributions will be made in a consistent amount. Dividends from net investment income, if any, are declared and paid monthly by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to improve index tracking, if applicable, or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares of the Fund are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid the imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends by the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the Fund at NAV per share. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an individual retirement account (“IRA”), 401(k) or other tax-advantaged account.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign, or local taxes.

Regulated Investment Company Status. The Fund intends to elect and to qualify each year to be treated as a RIC under the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least an amount equal to the sum of 90% of the Fund’s investment company taxable income for such year (including, for this purpose, dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses), computed without regard to the dividends paid deduction, and at least 90% of its net tax-exempt interest income for such year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. One of these additional requirements for RIC qualification is that the Fund must receive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate income tax rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to its shareholders as ordinary income dividends to the extent of the Fund’s current and accumulated earnings and profits, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may benefit from the lower tax rates on qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

For purposes of the qualifying income requirement, the treatment of the swaps and other derivatives that provide exposure to the synthetic Autocallable Structures is not entirely clear, and thus whether the income and gain therefrom are qualifying income is uncertain. If the Fund were to treat income or gain from particular instruments linked to the synthetic Autocallable Structures as qualifying income, an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the treatment of income or gain from those investments may adversely affect the Fund’s ability to qualify as a RIC.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

Notwithstanding the Distribution Requirement described above, the Fund will be subject to a nondeductible 4% federal excise tax on undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year and 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that such tax will be completely eliminated. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Taxation of Shareholders – Distributions. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

The Fund does not expect that a significant portion of its distributions will constitute qualified dividend income. Distributions are expected to consist primarily of ordinary income and, in certain periods, return of capital. A return of capital distribution does not represent income for federal income tax purposes, but reduces a shareholder’s tax basis in Fund shares and may result in higher capital gains upon sale of such shares.

Subject to certain limitations and requirements, dividends reported by the Fund as qualified dividend income, if any, would be taxable to non-corporate shareholders at rates of up to 20%. In general, dividends may be reported by the Fund as qualified dividend income if they are paid from dividends received by the Fund on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by the underlying fund or REIT. The Fund’s investment strategies are expected to significantly limit its ability to make distributions eligible to be treated as qualified dividend income.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gains distributions consisting of the Fund’s net capital gain will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. The Fund’s investment strategies are expected to significantly limit its ability to make distributions eligible for a dividends received deduction.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

Any dividend or distribution paid shortly after an investor’s purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment (“buying a dividend”). Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the Prospectus and this SAI. Accordingly, a taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received.

If the Fund’s distributions exceed its current and accumulated earnings and profits (as calculated for federal income tax purposes), all or a portion of the distributions made in the same taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

The Fund’s shareholders will be notified annually by the Fund (or their broker) as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes. Shareholders who have not held Fund shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

Sales, Exchanges or Redemptions. A sale or exchange of shares or redemption of Creation Units in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares by shareholders will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares have been held for more than 12 months, and short-term capital gain or loss if the shares are held for 12 months or less. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between (i) the market value of the Creation Units at the time of the exchange plus any cash received in the exchange and (ii) the Authorized Participant’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The IRS, however, may assert that an Authorized Participant is not permitted to currently deduct losses realized upon an exchange of securities for Creation Units under the rules governing “wash sales” (for an Authorized Participant which does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year and were held as capital assets in the hands of the exchanging Authorized Participant. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any capital loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (including capital gain distributions and capital gains realized on the sale of shares of the Fund or the redemption of Creation Units), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

Taxation of Complex Securities. The Fund may hold certain investments that are subject to complex provisions of the Code and that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. These rules could therefore affect the character, amount and timing of distributions to shareholders and may require the Fund to sell securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC at a time when the Adviser might not otherwise have chosen to do so. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying fund that also invest in such complex securities and investments.

The Fund is required for federal income tax purposes to mark-to-market and recognize each taxable year its net unrealized gains and losses on certain futures and options contracts that are subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement and to avoid the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

Backup Withholding. The Fund or financial intermediaries (such as brokers) through which a shareholder holds shares will be required in certain cases to withhold (as “backup withholding”) at a 24% withholding rate and remit to the U.S. Treasury such withheld amounts on any distributions paid to any shareholder who: (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that the shareholder is not subject to backup withholding; or (4) fails to provide a certified statement that the shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Shareholders. Any foreign shareholder in the Fund may be subject to U.S. withholding and estate tax and is encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more during the taxable year and certain other requirements are met. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a U.S. withholding tax at a 30% rate is imposed on dividends for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The Fund will not pay any additional amounts in respect to any amounts withheld.

Foreign shareholders may be subject to U.S. withholding tax. In addition, the estate of a nonresident individual who is not a U.S. citizen may be subject to U.S. federal estate tax with respect to certain U.S.-situated property. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI, for example, if although currently not part of the Fund’s investment strategies: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

The foregoing discussion is based on U.S. federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of federal, state, local and foreign taxes.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser or Sub-Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Sub-Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser or Sub-Adviser may select a broker based upon brokerage or research services provided to the Adviser or Sub-Adviser, as applicable. The Adviser or Sub-Adviser, as applicable, may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser and the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser or Sub-Adviser, as applicable, may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser and the Sub-Adviser believe that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser or Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser and the Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser or the Sub-Adviser, as applicable, in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser or Sub-Adviser, as applicable, will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement or the Sub-Adviser under the Sub-Advisory Agreement. Any advisory or other fees paid to the Adviser and the Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser and the Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser and the Sub-Adviser, as applicable, make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or the Sub-Adviser, as applicable, will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser and the Sub-Adviser face a potential conflict of interest, but the Adviser and the Sub-Adviser believe that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser and the Sub-Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or the Sub-Adviser, as applicable, with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser or the Sub-Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during their most recent fiscal year. Because the Fund is new, as of the date of this SAI, the Fund did not hold any securities of its “regular brokers or dealers.”

Portfolio Turnover Rate. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include instruments like futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which may be excluded for purposes of computing portfolio turnover.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet websites, as well as through the following website: https://www.schroders.com/en-us/us/intermediary/autocallables/gabietf/. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

The Fund will disclose their complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose any of the Fund’s portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the

Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, and any person who is serving or has served at the Trust’s request as a Trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

Information about how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available: (i) without charge, upon request, by calling (866) 871-7247; and (ii) by visiting https://www.schroders.com/en-us/us/intermediary/autocallables/gabietf/; and (iii) on the SEC’s website at http://www.sec.gov. Because the Fund is expected to invest primarily in securities that generally do not carry voting rights, the Fund is not currently expected to vote proxies.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

Because the Fund is new, as of the date of this SAI, the Fund did not have any principal shareholders or control persons to report.

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

• The nature and provisions of the financial obligation, and the promise S&P imputes; and

• The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are forward looking opinions on the relative ability of an entity or obligation to meet financial commitments. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used as indications of the likelihood of repayment in accordance with the terms of the issuance.

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative grade categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its webpage.

Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an index).

Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material default risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial default risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of default risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B - PROXY VOTING POLICIES AND PROCEDURES

Schroder Investment Management North America Inc.

Proxy Voting Policy Summary

Schroder Investment Management North America Inc. (“the Adviser”) treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems to be in the best interest of its clients. This proxy voting policy outlines the approach taken by the Adviser to the responsible use of voting rights in companies on behalf of our clients.

Proxy Voting Policy Requirements

Pursuant to its Proxy Voting policy, Schroders votes on all shares in publicly quoted equities except as described below. Schroders votes on all of its clients’ shares covered by its policy, except in the following very limited circumstances:

●	Where there are share blocking requirements over the shares and the Investment team considers that the ability to trade the shares is more important than the ability to vote, it may elect not to do so. In this case, Schroders’ Corporate Governance team is consulted and must approve this decision.

●	Where the relevant Corporate Governance team considers that costs associated with voting the shares (for example, the financial and/or administrative cost of providing additional documentation) may outweigh the value of the ability to vote.

●	Where there are physical barriers to voting and/or timing issues. For example, where the Schroders proxy voting provider has not provided an electronic means to vote or has not provided their research (which enables Schroders to vote) more than one U.K. business day before the voting cut off.

All voting is conducted as per Global and Regional Voting Guidelines adopted by the Schroders Group.

Schroders Global Voting Guidelines can be found on Schroders’ website. The Global Voting Guidelines set the minimum standards to be applied and are supported by the Regional Voting Guidelines, where applicable, which provide specific guidance on how to apply these locally. All voting is conducted in line with such Guidelines except in the circumstances described above.

Global and Regional Voting Guidelines are reviewed at least annually by regional Corporate Governance teams, with any material changes agreed with by the Compliance team.

Corporate Governance teams are responsible for conducting the voting on shares covered by Schroders Proxy Voting policy.

Corporate Governance teams discuss and agree with the relevant Investment teams how to vote with respect to each issuer’s shares covered by the policy with reference to the applicable Global and Regional Voting Guidelines, and any discussion and/or other engagement with each company. Once an agreement is reached, the relevant Corporate Governance team is responsible for voting accordingly.

Schroders has the ability to conduct all voting electronically.

All voting is conducted via the electronic voting platform provided by Schroders proxy voting provider, unless there are specific operational reasons not to do so or Schroders attends the meeting in person.

Voting Escalation Process

Where an agreement on how to vote the shares cannot be reached between the relevant Corporate Governance team and the relevant Investment team(s):

●	The Corporate Governance team and the Investment team(s) will each write a memo setting out their views on the resolution, how they believe the shares should be voted and their rationale.

●	The Corporate Governance team shall convene a meeting (electronically or physically) between the disagreeing parties and the Co-Head of Investment and Head of Equities who will adjudicate and make a decision on how to vote the shares.

●	The Corporate Governance team will document this decision in writing and vote the shares in accordance with the decision.

For the avoidance of doubt, Schroders is not required to follow any recommendations made by the Schroders proxy voting provider, provided as part of its research.

Conflicts of Interest

Schroders is responsible for monitoring and identifying situations that could give rise to a conflict of interest, including those that could give rise to a conflict of interest when voting at company meetings. Those responsible for monitoring and identifying situations that could give rise to a conflict of interest are responsible for informing the Corporate Governance team of any potential conflicts in accordance with Schroders Group Conflicts of Interest Policy.

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Where a potential conflict is identified with respect to an account on whose behalf the Corporate Governance team is voting, or the company being voted on, Schroders will typically follow the standard voting recommendations of the Schroders proxy voting provider.

Examples of potential conflicts of interest include, but are not limited to:

●	Where the company in question is a significant client, or part of the same group, as a significant client of Schroders.

●	Where the Schroders’ employee making the voting decision is a director of, significant shareholder of, or has a position of influence at the company in question.

●	Where a Schroders plc director or senior manager is a director of the company in question.

●	Where Schroders plc or an affiliate is a shareholder of the company being voted on.

●	Where there is a conflict of interest between one client and another client, or there is pressure to vote in a particular way due to a client request.

●	Where the Corporate Governance team votes on Schroders plc resolutions

There may be scenarios where it is in the best interest of a client to override the recommendations of the Schroders proxy voting provider. In such scenarios, Schroders will obtain approval for the decision from Schroders’ the Head of Equities (or other relevant asset class) with the reason for such a vote being recorded in writing. In cases where a recommendation from the Schroders proxy voting provider is not available, Schroders will vote in what it considers to be the best interests of its clients.

Corporate Actions

In the case of mergers, acquisitions or similar corporate actions where an account holds investments in both the target and the acquirer, Schroders acts in what it considers the best interests of its clients based on the information available at the time.

There may be other instances where different accounts, managed by the same or different Schroders fund managers, hold stocks on either side of a transaction. In these cases, the fund managers will each vote in the best interests of their respective clients. The Corporate Governance team will execute the votes on the instruction of the relevant Investment team(s).

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PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) The Advisors’ Inner Circle Fund III’s (the “Registrant”) Certificate of Trust, dated December 4, 2013, is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001135428-13-000669 on December 13, 2013.

(a)(2) Registrant’s Agreement and Declaration of Trust, dated December 4, 2013, is incorporated herein by reference to Exhibit (a)(2) of the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-13-000669 on December 13, 2013.

(a)(3) Amendment No. 1 to the Registrant’s Agreement and Declaration of Trust, dated September 10, 2020, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(b)(1) Registrant’s Amended and Restated By-Laws, dated September 18, 2014, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001760 on September 28, 2016.

(b)(2) Amendment No. 1, dated June 25, 2020, to the Registrant’s Amended and Restated By-Laws is incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 242 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-014043 on July 20, 2020.

(c) See Article III and Article V of the Agreement and Declaration of Trust, which has been incorporated by reference in Exhibit (a)(2) to this Registration Statement.

(d)(1)(i) Investment Advisory Agreement, dated September 15, 2017, between the Registrant and MetLife Investment Management, LLC (“MetLife”), relating to the MetLife Core Plus Fund, MetLife Multi-Sector Fixed Income Fund, MetLife High Yield Opportunistic Fund and MetLife Small Company Equity Fund (together, the “MetLife Funds”), is incorporated herein by reference to Exhibit (d)(1)(iv) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-18-000054 on January 26, 2018.

(d)(1)(ii) Amendment, dated July 1, 2019, to the Investment Advisory Agreement, dated September 15, 2017, between the Registrant and MetLife, relating to the MetLife Funds, is incorporated herein by reference to Exhibit (d)(1)(iii) of Post-Effective Amendment No. 204 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-016580 on September 13, 2019.

(d)(1)(iii) Amended Schedule A, dated July 18, 2025, to the Investment Advisory Agreement, dated September 15, 2017, as amended July 1, 2019, between the Registrant and MetLife, is incorporated herein by reference to Exhibit (d)(1)(iii) of Post-Effective Amendment No. 382 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-25-018088 on September 12, 2025.

(d)(1)(iv) Investment Advisory Agreement, dated February 26, 2015, between the Registrant and Knights of Columbus Asset Advisors LLC (“Knights of Columbus Asset Advisors”), relating to the Knights of Columbus Core Bond Fund, Knights of Columbus Limited Duration Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Fund and Knights of Columbus International Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(v) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000079 on February 26, 2015.

(d)(1)(v) Amended Schedule A, dated May 7, 2024, to the Investment Advisory Agreement, dated February 26, 2015, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus Asset Advisors, relating to the Knights of Columbus Core Bond Fund, Knights of Columbus Limited Duration Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Fund, Knights of Columbus International Equity Fund, Knights of Columbus Long/Short Equity Fund, Knights of Columbus U.S. All Cap Index Fund and Knights of Columbus Real Estate Fund (formerly, Knights of Columbus Global Real Estate Fund) (the “Knights of Columbus Funds”), is incorporated herein by reference to Exhibit (d)(1)(v) of Post-Effective Amendment No. 372 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-25-004394 on February 28, 2025.

(d)(1)(vi) Investment Advisory Agreement, dated October 30, 2015, between the Registrant and PineBridge Investments LLC (“PineBridge”), relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (d)(1)(viii) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000935 on December 23, 2015.

(d)(1)(vii) Investment Advisory Agreement, dated April 30, 2020, between the Registrant and RWC Asset Advisors (US) LLC (“RWC”), relating to the Redwheel Global Emerging Equity Fund (formerly, RWC Global Emerging Equity Fund), is incorporated herein by reference to Exhibit (d)(1)(viii) of Post-Effective Amendment No. 283 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-006410 on March 12, 2021.

(d)(1)(viii) Amendment, dated June 25, 2026, to the Investment Advisory Agreement, dated April 30, 2020, between the Registrant and RWC Asset Advisors (US) LLC, is incorporated herein by reference to Exhibit (d)(1)(viii) of Post-Effective Amendment No. 400 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-013063 on July 29, 2026.

(d)(1)(ix) Investment Advisory Agreement, dated December 15, 2016, between the Registrant and GQG Partners LLC (“GQG Partners”), relating to the GQG Partners Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(xi) of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001937 on December 28, 2016.

(d)(1)(x) Amended Schedule A, dated March 31, 2020, to the Investment Advisory Agreement, dated December 15, 2016, between the Registrant and GQG Partners, relating to the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund, (together, the “GQG Equity Funds”), is incorporated herein by reference to Exhibit (d)(1)(xi) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(d)(1)(xi) Investment Advisory Agreement, dated June 28, 2021, between the Registrant and GQG Partners, relating to the GQG Partners International Quality Value Fund, GQG Partners US Quality Value Fund, and GQG Partners Global Quality Value Fund (together, the “GQG Value Funds”), is incorporated herein by reference to Exhibit (d)(1)(xi) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

(d)(1)(xii) Amendment, dated July 10, 2025, to the Investment Advisory Agreement, dated June 28, 2021, between the Registrant and GQG Partners relating to the GQG Value Funds and the GQG US Equity ETF, is incorporated herein by reference to Exhibit (d)(1)(x) of Post-Effective Amendment No. 381 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-25-014067 on July 29, 2025.

(d)(1)(xiii) Amended and Restated Schedule A, dated [ ], 2026, to the Investment Advisory Agreement, dated June 28, 2021, between the Registrant and GQG Partners relating to the GQG Value Funds, the GQG US Equity ETF and the GQG Global Equity ETF to be filed by amendment.

(d)(1)(xiv) Investment Advisory Agreement, dated September 21, 2018, between the Registrant and KBI Global Investors (North America) Ltd (“KBI”), relating to the KBI Global Investors Aquarius Fund, is incorporated herein by reference to Exhibit (d)(1)(xix) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(d)(1)(xv) Investment Advisory Agreement, dated January 3, 2019, between the Registrant and Nicholas Investment Partners, L.P. (“Nicholas”), relating to the Nicholas Partners Small Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(1)(xxii) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(d)(1)(xvi) Amended and Restated Investment Advisory Agreement, dated December 9, 2025, between the Registrant and Rayliant Asset Management (“Rayliant”), relating to the Rayliant NxtGen Multifactor US Equity ETF (formerly, Rayliant Wilshire NxtGen US Large Cap Equity ETF), Rayliant NxtGen Multifactor Emerging Markets Equity ETF (formerly, Rayliant Wilshire NxtGen Emerging Markets Equity ETF) and Rayliant SMDAM Japan Equity ETF (together, the “Rayliant ETFs”), is incorporated herein by reference to Exhibit (d)(1)(xvii) of Post-Effective Amendment No. 388 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-25-022747 on December 19, 2025.

(d)(1)(xvii) Investment Advisory Agreement, dated September 30, 2020 between the Registrant and Chevy Chase Trust Company (“CCT”), relating to the CCT Thematic Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(xxvi) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(d)(1)(xviii) Investment Advisory Agreement, dated October 30, 2020 between the Registrant and Reflection Asset Management, LLC (“Reflection”), relating to the Democratic Large Cap Core ETF (formerly, DEMZ Political Contributions ETF), is incorporated herein by reference to Exhibit (d)(1)(xxvii) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(d)(1)(xix) Investment Advisory Agreement, dated December 15, 2020, between the Registrant and SouthernSun Asset Management, LLC (“SouthernSun”), relating to the SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund (together, the “SouthernSun Funds”), is incorporated herein by reference to Exhibit (d)(1)(xxiv) of Post-Effective Amendment No. 279 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-001613 on January 28, 2021.

(d)(1)(xx) Investment Advisory Agreement, dated December 9, 2020, between the Registrant and Brookmont Capital Management, LLC (“Brookmont”), relating to the First Foundation Fixed Income Fund and First Foundation Total Return Fund (together, the “First Foundation Funds”), is incorporated herein by reference to Exhibit (d)(1)(xxvi) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(d)(1)(xxi) Investment Advisory Agreement, dated April 20, 2021, between the Registrant and ARGA Investment Management, LP (“ARGA”), relating to the ARGA Emerging Markets Value Fund and ARGA International Value Fund, is incorporated herein by reference to Exhibit (d)(1)(xxx) of Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-009257 on April 30, 2021.

(d)(1)(xxii) Amended and Restated Schedule A, dated August 14, 2023, to the Investment Advisory Agreement, dated April 20, 2021, between the Registrant and ARGA, relating to the ARGA Emerging Markets Value Fund, ARGA International Value Fund and ARGA Value Fund (together, the “ARGA Funds”), is incorporated herein by reference to Exhibit (d)(1)(xxxvi) of Post-Effective Amendment No. 349 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-23-017131 on August 30, 2023.

(d)(1)(xxiii) Investment Advisory Agreement, dated January 19, 2022, between the Registrant and Strategas Asset Management, LLC (“Strategas”), relating to the Strategas Global Policy Opportunities ETF and Strategas Macro Thematic Opportunities ETF, is incorporated herein by reference to Exhibit (d)(1)(xxxv) of Post-Effective Amendment No. 318 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-004490 on February 28, 2022.

(d)(1)(xxiv) Investment Advisory Agreement, dated April 2, 2024, between the Registrant and Strategas, relating to the Strategas Macro Momentum ETF (together with the Strategas Global Policy Opportunities ETF and Strategas Macro Thematic Opportunities ETF, the “Strategas Funds”), is incorporated herein by reference to Exhibit (d)(1)(xl) of Post-Effective Amendment No. 356 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-006762 on April 2, 2024.

(d)(1)(xxv) Investment Advisory Agreement, dated April 11, 2022, between the Registrant and FS Fund Advisor, LLC (“FS”), relating to the FS Multi-Strategy Alternatives Fund, is incorporated herein by reference to Exhibit (d)(1)(xxxvi) of Post-Effective Amendment No. 327 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-007321 on April 12, 2022.

(d)(1)(xxvi) Investment Advisory Agreement, dated April 11, 2022, between FS and FS Alternatives Fund (Cayman), relating to the FS Multi-Strategy Alternatives Fund, is incorporated herein by reference to Exhibit (d)(1)(xxxviii) of Post-Effective Amendment No. 327 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-007321 on April 12, 2022.

(d)(1)(xxvii) Investment Advisory Agreement, dated September 30, 2024, between the Registrant and RWC Asset Management LLP (“RWC AM”), relating to the Redwheel Next Generation Power Infrastructure Fund, is incorporated herein by reference to Exhibit (d)(1)(xlv) of Post-Effective Amendment No. 362 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-018337 on September 30, 2024.

(d)(1)(xxviii) Amendment, dated June 25, 2026, to the Investment Advisory Agreement, dated September 30, 2024, between the Registrant and RWC Asset Management LLP, is incorporated herein by reference to Exhibit (d)(1)(xxviii) of Post-Effective Amendment No. 400 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-013063 on July 29, 2026.

(d)(1)(xxix) Investment Advisory Agreement, dated November 6, 2024, between the Registrant and Brown Advisory, LLC (“Brown Advisory”), relating to the Brown Advisory Flexible Equity ETF, is incorporated herein by reference to Exhibit (d)(1)(xlvi) of Post-Effective Amendment No. 367 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001752724-24-275936 on November 27, 2024.

(d)(1)(xxx) Amended and Restated Schedule A, dated [___], to the Investment Advisory Agreement, dated November 6, 2024, between the Registrant and Brown Advisory, relating to the Brown Advisory Flexible Equity ETF, Brown Advisory Sustainable Value ETF, Brown Advisory Sustainable Growth ETF and the Brown Advisory Small-Mid Cap Core ETF to be filed by amendment.

(d)(1)(xxxi) Investment Advisory Agreement, dated June 30, 2026, between the Registrant and Schroder Investment Management North America LLC, relating to the Schroders US Autocallable Ladder Income ETF, is incorporated herein by reference to Exhibit (d)(1)(xxxi) of Post Effective Amendment No. 404 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-016872 on September 10, 2026.

(d)(1)(xxxii) Amended and Restated Schedule A, dated [___], 2026, to the Investment Advisory Agreement, dated June 30, 2026, between the Registrant and Schroder Investment Management North America LLC, relating to the Schroders US Autocallable Ladder Income ETF and Schroders Global Autocallable Basket Income ETF to be filed by amendment.

(d)(2)(i) Investment Sub-Advisory Agreement, dated September 10, 2019, between Knights of Columbus Asset Advisors and L2 Asset Management, LLC (“L2”), is incorporated herein by reference to Exhibit (d)(2)(iii) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(d)(2)(ii) Amended and Restated Schedule A, dated December 1, 2024, to the Investment Sub-Advisory Agreement, dated September 10, 2019, between Knights of Columbus Asset Advisors and L2, is incorporated herein by reference to Exhibit (d)(2)(ii) of Post-Effective Amendment No. 372 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-25-004394 on February 28, 2025.

(d)(2)(iii) Investment Sub-Advisory Agreement, dated October 30, 2020, between Reflection and Exchange Traded Concepts, LLC (“ETC”), is incorporated herein by reference to Exhibit (d)(2)(v) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(d)(2)(iv) Investment Sub-Advisory Agreement, dated January 8, 2021, between Brookmont and First Foundation Advisors (“First Foundation”), is incorporated herein by reference to Exhibit (d)(2)(iv) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(d)(2)(v) Amended and Restated Schedule A, dated January 27, 2023, to the Investment Sub-Advisory Agreement, dated January 8, 2021, between Brookmont and First Foundation, is incorporated herein by reference to Exhibit (d)(2)(v) of Post-Effective Amendment No. 336 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-23-001241 on January 27, 2023.

(d)(2)(vi) Amended and Restated Investment Sub-Advisory Agreement, dated April 2, 2024, between Strategas and Vident, is incorporated herein by reference to Exhibit (d)(2)(ix) of Post-Effective Amendment No. 356 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-006762 on April 2, 2024.

(d)(2)(vii) Investment Sub-Advisory Agreement, dated April 11, 2022, between FS and Wilshire Advisors LLC (formerly, Wilshire Associates Incorporated) (“Wilshire”), is incorporated herein by reference to Exhibit (d)(2)(ix) of Post-Effective Amendment No. 327 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-007321 on April 12, 2022.

(d)(2)(viii) Amended and Restated Schedule A, dated [XX], to the Investment Sub-Advisory Agreement, dated April 11, 2022, between FS and Wilshire, to be filed by amendment.

(d)(2)(ix) Investment Sub-Advisory Agreement, dated April 11, 2022, between FS and MidOcean Credit Fund Management, L.P. (“MidOcean”), is incorporated herein by reference to Exhibit (d)(2)(xii) of Post-Effective Amendment No. 327 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-007321 on April 12, 2022.

(d)(2)(x) Amended and Restated Schedule A, dated June 18, 2024, to the Investment Sub-Advisory Agreement, dated April 11, 2022, between FS and MidOcean, is incorporated herein by reference to Exhibit (d)(2)(xi) of Post-Effective Amendment No. 376 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-25-008293 on April 30, 2025.

(d)(2)(xi) Investment Sub-Advisory Agreement, dated October 12, 2022, between FS and Mariner Investment Group, LLC (“Mariner”), is incorporated herein by reference to Exhibit (d)(2)(xiv) of Post-Effective Amendment No. 335 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-022787 on November 28, 2022.

(d)(2)(xii) Amended and Restated Schedule A, dated March 26, 2025, to the Investment Sub-Advisory Agreement, dated October 12, 2022, between FS and Mariner, is incorporated herein by reference to Exhibit (d)(2)(xiii) of Post-Effective Amendment No. 376 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-25-008293 on April 30, 2025.

(d)(2)(xiii) Investment Sub-Advisory Agreement, dated March 16, 2023, between FS and Waterfall Asset Management, LLC (“Waterfall”), is incorporated herein by reference to Exhibit (d)(2)(xvii) of Post-Effective Amendment No. 341 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-23-008289 on April 28, 2023.

(d)(2)(xiv) Amended and Restated Schedule A, dated September 12, 2024, to the Investment Sub-Advisory Agreement, dated March 16, 2023, between FS and Waterfall, is incorporated herein by reference to Exhibit (d)(2)(xv) of Post-Effective Amendment No. 376 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-25-008293 on April 30, 2025.

(d)(2)(xv) Investment Sub-Advisory Agreement, dated April 1, 2024, between Rayliant and Sumitomo Mitsui DS Asset Management Company, Ltd (“SMDAM”), is incorporated by reference to Exhibit (d)(2)(xiv) of Post-Effective Amendment No. 359 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-013259 on July 29, 2024.

(d)(2)(xvi) Investment Sub-Advisory Agreement, dated June 24, 2024 between FS and Magnetar Asset Management LLC (“Magnetar”), is incorporated by reference to Exhibit (d)(2)(xv) of Post-Effective Amendment No. 359 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-013259 on July 29, 2024.

(d)(2)(xvii) Investment Sub-Advisory Agreement, dated November 6, 2024, between Brown Advisory and Vident, is incorporated herein by reference to Exhibit (d)(2)(xvi) of Post-Effective Amendment No. 367 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001752724-24-275936 on November 27, 2024.

(d)(2)(xviii) Amended and Restated Schedule A, dated [DATE], to the Investment Sub-Advisory Agreement, dated November 6, 2024, between Brown Advisory and Vident to be filed by amendment.

(d)(2)(xix) Form of Investment Sub-Advisory Agreement, dated [DATE], between RWC Asset Advisors (US) LLC and Exchange Traded Concepts, LLC, is incorporated herein by reference to Exhibit (d)(2)(xix) of Post-Effective Amendment No. 398 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-011378 on June 29, 2026.

(d)(2)(xx) Form of Investment Sub-Advisory Agreement, dated [DATE], between RWC Asset Management LLP and Exchange Traded Concepts, LLC, is incorporated herein by reference to Exhibit (d)(2)(xx) of Post-Effective Amendment No. 398 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-011378 on June 29, 2026.

(d)(2)(xxi) Investment Sub-Advisory Agreement, dated June 30, 2026, between Schroder Investment Management North America LLC and Schroder Investment Management North America Limited, is incorporated herein by reference to Exhibit (d)(2)(xxi) of Post Effective Amendment No. 404 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-016872 on September 10, 2026.

(d)(2)(xxii) Amended and Restated Schedule A, dated [DATE], to the Investment Sub-Advisory Agreement, dated June 30, 2026, between Schroder Investment Management North America LLC and Schroder Investment Management North America Limited to be filed by amendment.

(d)(3)(i) Second Amended and Restated Expense Limitation Agreement, dated April 14, 2026, between the Registrant and MetLife, relating to the MetLife Funds, is incorporated herein by reference to Exhibit (d)(3)(i) of Post-Effective Amendment No. 395 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-007914 on April 30, 2026.

(d)(3)(ii) Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus Funds, is incorporated herein by reference to Exhibit (d)(3)(iii) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(d)(3)(iii) Amended and Restated Schedule A, dated October 25, 2024, to the Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus Funds, is incorporated herein by reference to Exhibit (d)(3)(iii) of Post-Effective Amendment No. 369 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-023759 on December 30, 2024.

(d)(3)(iv) Expense Limitation Agreement, dated December 23, 2015, between the Registrant and PineBridge, relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (d)(3)(viii) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000935 on December 23, 2015.

(d)(3)(v) Amended Schedule A, dated April 26, 2019, to the Expense Limitation Agreement, dated December 23, 2015, between the Registrant and PineBridge, relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (d)(3)(ix) of Post-Effective Amendment No. 184 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-007386 on April 30, 2019.

(d)(3)(vi) Expense Limitation Agreement, dated November 1, 2016, between the Registrant and RWC, relating to the RWC Global Emerging Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(x) of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001937 on December 28, 2016.

(d)(3)(vii) Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and GQG Partners, relating to the GQG Equity Funds, is incorporated herein by reference to Exhibit (d)(3)(ix) of Post-Effective Amendment No. 334 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-014345 on July 29, 2022.

(d)(3)(viii) Amended Schedule A, dated July 21, 2022, to the Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and GQG Partners, relating to the GQG Equity Funds, is incorporated herein by reference to Exhibit (d)(3)(x) of Post-Effective Amendment No. 334 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-014345 on July 29, 2022.

(d)(3)(ix) Expense Limitation Agreement, dated June 28, 2021, between the Registrant and GQG Partners, relating to the GQG Value Funds, is incorporated herein by reference to Exhibit (d)(3)(xiii) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

(d)(3)(x) Amended Schedule A, dated [ ], 2026, to the Expense Limitation Agreement, dated June 28, 2021, between the Registrant and GQG Partners, related to the GQG Value Funds, GQG US Equity ETF and the GQG Global Equity ETF, to be filed by amendment.

(d)(3)(xi) Expense Limitation Agreement, dated September 21, 2018, between the Registrant and KBI, relating to the KBI Global Investors Aquarius Fund, is incorporated herein by reference to Exhibit (d)(3)(xxiii) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(d)(3)(xii) Amended Schedule A, dated September 30, 2022, to the Expense Limitation Agreement, dated September 21, 2018, between the Registrant and KBI, is incorporated herein by reference to Exhibit (d)(3)(xvi) of Post-Effective Amendment No. 335 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-022787 on November 28, 2022.

(d)(3)(xiii) Expense Limitation Agreement, dated January 3, 2019, between the Registrant and Nicholas, relating to the Nicholas Partners Small Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(3)(xxiv) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(d)(3)(xiv) Expense Limitation Agreement, dated October 10, 2023, between the Registrant and Rayliant, relating to the Rayliant ETFs, is incorporated by reference to Exhibit (d)(3)(xix) of Post-Effective Amendment No. 359 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-013259 on July 29, 2024.

(d)(3)(xv) Amended and Restated Schedule A, dated December 9, 2025, to the Expense Limitation Agreement, dated October 10, 2023, between the Registrant and Rayliant, relating to the Rayliant SMDAM Japan Equity ETF, is incorporated herein by reference to Exhibit (d)(3)(xviii) of Post-Effective Amendment No. 388 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-25-022747 on December 19, 2025.

(d)(3)(xvi) Expense Limitation Agreement, dated September 30, 2020, between the Registrant and CCT, relating to the CCT Thematic Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(xxvi) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(d)(3)(xvii) Amended and Restated Expense Limitation Agreement, dated January 31, 2022, between the Registrant and SouthernSun, relating to the SouthernSun Small Cap Fund, is incorporated herein by reference to Exhibit (d)(3)(xxiv) of Post-Effective Amendment No. 317 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-001326 on January 28, 2022.

(d)(3)(xviii) Amended and Restated Expense Limitation Agreement, dated January 31, 2022, between the Registrant and SouthernSun, relating to the SouthernSun U.S. Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(xxv) of Post-Effective Amendment No. 317 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-001326 on January 28, 2022.

(d)(3)(xix) Expense Limitation Agreement, dated December 9, 2020, between the Registrant and Brookmont, relating to the First Foundation Funds, is incorporated herein by reference to Exhibit (d)(3)(xxvi) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(d)(3)(xx) Expense Limitation Agreement, dated December 16, 2021, between the Registrant and LGIMA, is incorporated herein by reference to Exhibit (d)(3)(xxvii) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-010607 on May 26, 2022.

(d)(3)(xxi) Expense Limitation Agreement, dated April 20, 2021, between the Registrant and ARGA, relating to the ARGA Emerging Markets Value Fund and ARGA International Value Fund, is incorporated herein by reference to Exhibit (d)(3)(xxx) of Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-009257 on April 30, 2021.

(d)(3)(xxii) Amended and Restated Schedule A, dated August 14, 2023, to the Expense Limitation Agreement, dated April 20, 2021, between the Registrant and ARGA, relating to the ARGA Funds, is incorporated herein by reference to Exhibit (d)(3)(xxxi) of Post-Effective Amendment No. 349 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-23-017131 on August 30, 2023.

(d)(3)(xxiii) Expense Limitation Agreement, dated April 11, 2022, between the Registrant and FS, relating to the FS Multi-Strategy Alternatives Fund, is incorporated herein by reference to Exhibit (d)(3)(xxxiv) of Post-Effective Amendment No. 327 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-007321 on April 12, 2022.

(d)(3)(xxiv) Amended and Restated Schedule A, dated April 26, 2023, to the Expense Limitation Agreement, dated April 11, 2022, between the Registrant and FS, relating to the FS Multi-Strategy Alternatives Fund, is incorporated herein by reference to Exhibit (d)(3)(xxxv) of Post-Effective Amendment No. 357 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-008224 on April 29, 2024.

(d)(3)(xxv) Expense Limitation Agreement, dated April 2, 2024, between the Registrant and Strategas, relating to the Strategas Funds, is incorporated herein by reference to Exhibit (d)(3)(xxxvii) of Post-Effective Amendment No. 356 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-006762 on April 2, 2024.

(d)(3)(xxvi) Expense Limitation Agreement, dated September 30, 2024, between the Registrant and RWC AM, relating to the Redwheel Next Generation Power Infrastructure Fund, is incorporated herein by reference to Exhibit (d)(3)(xxxvii) of Post-Effective Amendment No. 362 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-018337 on September 30, 2024.

(d)(3)(xxvii) Amended and Restated Schedule A, dated June 25, 2026, to the Expense Limitation Agreement, dated September 30, 2024, between the Registrant and RWC Asset Management, relating to the Redwheel Next Generation Power Infrastructure Fund and Redwheel International Value ETF, is incorporated herein by reference to Exhibit (d)(3)(xxvii) of Post-Effective Amendment No. 400 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-013063 on July 29, 2026.

(d)(3)(xxviii) Expense Limitation Agreement, dated November 6, 2024, between the Registrant and Brown Advisory, relating to the Brown Advisory Flexible Equity ETF, is incorporated herein by reference to Exhibit (d)(3)(xxxviii) of Post-Effective Amendment No. 367 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001752724-24-275936 on November 27, 2024.

(d)(3)(xxix) Amended and Restated Schedule A, dated [DATE], to the Expense Limitation Agreement, dated November 6, 2024, between the Registrant and Brown Advisory, relating to the Brown Advisory Funds, to be filed by amendment.

(d)(3)(xxx) Expense Limitation Agreement, dated June 25, 2026, between the Registrant and RWC Asset Advisors (US) LLC, is incorporated herein by reference to Exhibit (d)(3)(xxx) of Post-Effective Amendment No. 400 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-013063 on July 29, 2026.

(d)(3)(xxxi) Expense Limitation Agreement, dated June 30, 2026, between the Registrant and Schroder Investment Management North America LLC, relating to the Schroders US Autocallable Ladder Income ETF, is incorporated herein by reference to Exhibit (d)(1)(xxxi) of Post Effective Amendment No. 404 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-016872 on September 10, 2026.

(e)(1)(i) Distribution Agreement, dated February 12, 2014, between the Registrant and SEI Investments Distribution Co. (“SIDCO”), is incorporated herein by reference to Exhibit (e) of the Registrant’s Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(e)(1)(ii) Amendment No. 1, dated December 7, 2017, to the Distribution Agreement, dated February 12, 2014, between the Registrant and SIDCO, is incorporated herein by reference to Exhibit (e)(1)(ii) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-18-000054 on January 26, 2018.

(e)(2) Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 270 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-025276 on December 30, 2020.

(f) Not Applicable.

(g)(1)(i) Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000464 on July 14, 2015.

(g)(1)(ii) Amendment, dated September 9, 2024 to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co., is incorporated herein by reference to Exhibit (g)(1)(ii) of Post-Effective Amendment No. 362 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-018337 on September 30, 2024.

(g)(1)(iii) Joinder, dated December 16, 2020, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit

(g)(2)(iii) of Post-Effective Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-005124 on February 26, 2021.

(g)(2)(i) Custodian Agreement, dated November 16, 2018, between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g)(3)(i) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(g)(2)(ii) Amended Appendix A, dated August 12, 2020, to the Custodian Agreement, dated November 16, 2018, between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g)(3)(iv) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(g)(3)(i) Custodian and Transfer Agent Agreement, dated October 20, 2020, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g)(4) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(g)(3)(ii) Amended Exhibit A, dated January 19, 2022, to the Custodian and Transfer Agent Agreement dated October 20, 2020, between the Registrant and Brown Brothers Harriman & Co., is incorporated herein by reference to Exhibit (g)(3)(ii) of Post-Effective Amendment No. 318 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-004490 on February 28, 2022.

(g)(3)(iii) Amended Exhibit A to the Custodian and Transfer Agent Agreement, dated October 20, 2020, between the Registrant and Brown Brothers Harriman & Co., is incorporated by reference to Exhibit (g)(3)(iii) of Post-Effective Amendment No. 359 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-013259 on July 29, 2024.

(g)(3)(iv) Form of Amended Exhibit A, dated [Date], to the Custodian and Transfer Agent Agreement, dated October 20, 2020, between the Registrant and Brown Brothers Harriman & Co., is incorporated herein by reference to Exhibit (g)(3)(iv) of Post-Effective Amendment No. 377 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-25-010941 on May 30, 2025.

(g)(3)(v) Form of Amended Exhibit A, dated February 1, 2026, to the Custodian and Transfer Agent Agreement, dated October 20, 2020, between the Registrant and Brown Brothers Harriman & Co., is incorporated herein by reference to Exhibit (g)(3)(v) of Post-Effective Amendment No. 392 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-004041 on February 27, 2026.

(g)(3)(vi) Amended Exhibit A, dated August 3, 2026, to the Custodian and Transfer Agent Agreement, dated October 20, 2020, between the Registrant and Brown Brothers Harriman & Co., is incorporated herein by reference to Exhibit (g)(3)(vi) of Post Effective Amendment No. 404 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-016872 on September 10, 2026.

(g)(3)(vii) Amended Exhibit A, dated [DATE], 2026, to the Custodian and Transfer Agent Agreement, dated October 20, 2020, between the Registrant and Brown Brothers Harriman & Co., to be filed by amendment.

(h)(1)(i) Amended and Restated Administration Agreement, dated November 16, 2018, between the Registrant and SEI Investments Global Funds Services (“SEI GFS”), is incorporated herein by reference to Exhibit (h)(1)(i) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(1)(ii) Amendment No. 2, dated June 22, 2023, to the Amended and Restated Administration Agreement, dated November 16, 2018, between the Registrant and SEI GFS, is incorporated herein by reference to Exhibit (h)(1)(ii) of Post-Effective Amendment No. 349 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-23-017131 on August 30, 2023.

(h)(2)(i) Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to Exhibit (h)(4) of the Registrant’s Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(h)(2)(i)(a) Amendment No. 1, dated April 30, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to Exhibit (h)(2)(i)(a) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(i)(b) Amendment, dated June 19, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to Exhibit (h)(2)(i)(b) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(i)(c) Amendment, dated June 26, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to Exhibit (h)(2)(i)(c) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(i)(d) Amendment, dated July 16, 2019, to the Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), incorporated herein by reference to Exhibit (h)(2)(i)(d) of Post-Effective Amendment No. 330 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-008418 on April 29, 2022.

(h)(2)(i)(e) Amendment No. 3, dated December 15, 2023, to the Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to Exhibit (h)(2)(i)(r) of Post-Effective Amendment No. 353 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-001187 on January 26, 2024.

(h)(2)(i)(f) Advisor Complex Schedule relating to the MetLife Funds, dated December 18, 2014, to the Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to Exhibit (h)(2)(i)(d) of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000574 on August 26, 2015.

(h)(2)(i)(g) Advisor Complex Schedule relating to the Knights of Columbus Funds, dated January 21, 2015, to the Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to Exhibit (h)(2)(i)(e) of Post-Effective Amendment No. 88 to the Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 001135428-17-000150 on February 28, 2017.

(h)(2)(i)(h) Advisor Complex Schedule relating to the Redwheel Global Emerging Equity Fund and Redwheel Next Generation Power Infrastructure Fund, dated December 30, 2016, to the Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to Exhibit (h)(2)(i)(g) of Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000062 on January 27, 2017.

(h)(2)(i)(i) Advisor Complex Schedule relating to the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners International Quality Value Fund, GQG Partners US Quality Value Fund and GQG Partners Global Quality Value Fund (together, the “GQG Funds”), dated December 28, 2016, to the Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to Exhibit (h)(2)(i)(h) of Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000062 on January 27, 2017.

(h)(2)(i)(j) Advisor Complex Schedule relating to the Penn Mutual Funds, dated July 2, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to Exhibit (h)(2)(i)(l) of Post-Effective Amendment No. 243 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-014613 on July 29, 2020.

(h)(2)(i)(k) Advisor Complex Schedule relating to the MetLife High Yield Opportunistic Fund (f/k/a Mesirow High Yield Fund) and MetLife Small Company Equity Fund (f/k/a Mesirow Small Company Fund), dated December 3, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to Exhibit (h)(2)(i)(m) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(h)(2)(i)(l) Advisor Complex Schedule relating to the Nicholas Partners Small Cap Growth Fund, dated January 16, 2019, to the Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to Exhibit (h)(2)(i)(o) of Post-Effective Amendment No. 183 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-007372 on April 30, 2019.

(h)(2)(i)(m) Advisor Complex Schedule relating to the LGIMA Funds, dated May 27, 2021, to the Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to Exhibit (h)(2)(i)(n) of Post-Effective Amendment No. 308 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-020413 on October 26, 2021.

(h)(2)(i)(n) Advisor Complex Schedule relating to the First Foundation Funds, dated January 11, 2021, to the Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to Exhibit (h)(2)(i)(r) of Post-Effective Amendment No. 282 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-005124 on February 26, 2021.

(h)(2)(i)(o) Advisor Complex Schedule relating to the FS Multi-Strategy Alternatives Fund, dated April 11, 2022, to the Agency Agreement, dated March 12, 2014, between the Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Systems, Inc.), is incorporated herein by reference to Exhibit (h)(2)(i)(q) of Post-Effective Amendment No. 336 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-23-001241 on January 27, 2023.

(h)(2)(ii)(a) Second Amended and Restated Transfer Agency Services Agreement, dated May 31, 2021, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2)(ii)(a) of Post-Effective Amendment No. 310 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-022453 on November 24, 2021.

(h)(2)(ii)(b) Amendment, dated August 30, 2023, to the Second Amended and Restated Transfer Agency Services Agreement, dated May 31, 2021, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2)(ii)(b) of Post-Effective Amendment No. 349 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-23-017131 on August 30, 2023.

(h)(3)(i) Amended and Restated Shareholder Services Plan, dated December 10, 2015, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001068 on February 26, 2016.

(h)(3)(ii) Amended Exhibit A, dated June 22, 2023, to the Amended and Restated Shareholder Services Plan, dated December 10, 2015, is incorporated herein by reference to Exhibit (h)(3)(ii) of Post-Effective Amendment No. 349 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-23-017131 on August 30, 2023.

(h)(4) License Agreement, dated December 5, 2019, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus U.S. All Cap Index Fund, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 231 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-004731 on February 28, 2020.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, to be filed by amendment.

(j) Not Applicable.

(k) Not Applicable.

(l) Initial Capital Agreement, dated March 4, 2014, is incorporated herein by reference to Exhibit (l) of the Registrant’s Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(m)(1) Amended and Restated Distribution Plan, dated March 3, 2015, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 45 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000464 on July 14, 2015.

(m)(2) Amended Schedule A, dated June 18, 2024, to the Amended and Restated Distribution Plan, dated March 3, 2015, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 362 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-018337 on September 30, 2024.

(m)(3) ETF Distribution Plan, dated October 15, 2020, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 270 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-025276 on December 30, 2020.

(m)(4) Amended Schedule A, dated September 11, 2024, to the ETF Distribution Plan, dated October 15, 2020, is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 366 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-020241 on November 7, 2024.

(m)(5) Amended Schedule A, dated June 18, 2025, to the ETF Distribution Plan, dated October 15, 2020, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment 380 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-25-012834 on July 7, 2025.

(m)(6) Amended Schedule A, dated December 3, 2025, to the ETF Distribution Plan, dated October 15, 2020, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment 392 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-004041 on February 27, 2026.

(m)(7) Amended Schedule A, dated June 18, 2026, to the ETF Distribution Plan, dated October 15, 2020, is incorporated herein by reference to Exhibit (m)(7) of Post Effective Amendment No. 404 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-016872 on September 10, 2026.

(m)(8) Amended Schedule A, dated [DATE], 2026, to the ETF Distribution Plan, dated October 15, 2020, to be filed by amendment.

(n)(1) Registrant’s Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 12, 2014, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000655 on October 7, 2014.

(n)(2) Amended and Restated Schedule D and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Knights of Columbus Funds, is incorporated herein by reference to Exhibit (n)(3) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(n)(3) Schedule F and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (n)(4) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000935 on December 23, 2015.

(n)(4) Schedule H and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the RWC Global Emerging Equity Fund, is incorporated herein by reference to Exhibit (n)(5) of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001783 on October 21, 2016.

(n)(5) Amended and Restated Schedule I and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated June 24, 2021, relating to the GQG Funds, is incorporated herein by reference to Exhibit (n)(6) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

(n)(6) Schedule M and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the KBI Global Investors Aquarius Fund, is incorporated herein by reference to Exhibit (n)(10) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(n)(7) Schedule N and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the MetLife High Yield Opportunistic Fund (f/k/a Mesirow High Yield Fund) and MetLife Small Company Equity Fund (f/k/a Mesirow Small Company Fund), is incorporated herein by reference to Exhibit (n)(12) of Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017044 on November 27, 2018.

(n)(8) Schedule O and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Nicholas Partners Small Cap Growth Fund, is incorporated herein by reference to Exhibit (n)(13) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(n)(9) Amended and Restated Schedule T and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the LGIMA Funds, is incorporated herein by reference to Exhibit (n)(11) of Post-Effective Amendment No. 346 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-23-012004 on June 13, 2023.

(n)(10) Schedule U and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the SouthernSun Funds, is incorporated herein by reference to Exhibit (n)(15) of Post-Effective Amendment No. 279 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-001613 on January 28, 2021.

(n)(11) Schedule V and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the First Foundation Funds, is incorporated herein by reference to Exhibit (n)(17) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(n)(12) Amended and Restated Schedule W and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the ARGA Funds, is incorporated herein by reference to Exhibit (n)(14) of Post-Effective Amendment No. 349 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-23-017131 on August 30, 2023.

(n)(13) Amended and Restated Schedule X and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the FS Multi-Strategy Alternatives Fund, is incorporated herein by reference to Exhibit (n)(16) of Post-Effective Amendment No. 335 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-022787 on November 28, 2022.

(n)(14) Schedule Z and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Redwheel Next Generation Power Infrastructure Fund, is incorporated herein by reference to Exhibit (n)(16) of Post-Effective Amendment No. 362 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-018337 on September 30, 2024.

(o) Not Applicable.

(p)(1) Registrant’s Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of the Registrant’s Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000079 on February 20, 2014.

(p)(2) SIDCO Code of Ethics, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 367 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001752724-24-275936 on November 27, 2024.

(p)(3) SEI GFS Code of Ethics, is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 367 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001752724-24-275936 on November 27, 2024.

(p)(4) MetLife Code of Ethics, dated April 30, 2007, as amended October 1, 2025, is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 392 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-004041 on February 27, 2026.

(p)(5) Knights of Columbus Asset Advisors Code of Ethics, dated October 1, 2019, is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(p)(6) PineBridge Code of Ethics, dated July 2017, is incorporated herein by reference to Exhibit (p)(14) of Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000992 on September 29, 2017.

(p)(7) RWC Code of Ethics, dated August 2016, is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-001402 on January 28, 2020.

(p)(8) GQG Partners Code of Ethics, is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment No. 348 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-23-013753 on July 28, 2023.

(p)(9) KBI Code of Ethics, dated November 2017, is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(p)(10) Nicholas Code of Ethics, dated August 1, 2019, is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-022972 on December 23, 2019.

(p)(11) L2 Code of Ethics is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 392 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-004041 on February 27, 2026.

(p)(12) Rayliant Code of Ethics is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment No. 249 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-017803 on August 31, 2020.

(p)(13) CCT Code of Ethics is incorporated herein by reference to Exhibit (p)(19) of Post-Effective Amendment No. 335 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-022787 on November 28, 2022.

(p)(14) Reflection Code of Ethics is incorporated herein by reference to Exhibit (p)(26) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(p)(15) ETC Code of Ethics is incorporated herein by reference to Exhibit (p)(27) of Post-Effective Amendment No. 260 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-021223 on November 2, 2020.

(p)(16) SouthernSun Code of Ethics is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment No. 279 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-001613 on January 28, 2021.

(p)(17) Brookmont Code of Ethics is incorporated herein by reference to Exhibit (p)(25) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(p)(18) First Foundation Code of Ethics is incorporated herein by reference to Exhibit (p)(26) of Post-Effective Amendment No. 276 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-000893 on January 15, 2021.

(p)(19) LGIMA Code of Ethics incorporated herein by reference to Exhibit (p)(25) of Post-Effective Amendment No. 330 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-008418 on April 29, 2022.

(p)(20) Vident Code of Ethics, is incorporated herein by reference to Exhibit (p)(26) of Post-Effective Amendment No. 367 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001752724-24-275936 on November 27, 2024.

(p)(21) ARGA Code of Ethics, dated December 2024, is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment No. 376 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-25-008293 on April 30, 2025.

(p)(22) Strategas Code of Ethics, dated August 2025, is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 395 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-007914 on April 30, 2026.

(p)(23) FS Code of Ethics, is incorporated herein by reference to Exhibit (p)(33) of Post-Effective Amendment No. 327 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-007321 on April 12, 2022.

(p)(24) Wilshire Code of Ethics, is incorporated herein by reference to Exhibit (p)(34) of Post-Effective Amendment No. 348 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-23-013753 on July 28, 2023.

(p)(25) MidOcean Code of Ethics, is incorporated herein by reference to Exhibit (p)(37) of Post-Effective Amendment No. 327 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-007321 on April 12, 2022.

(p)(26) Mariner Code of Ethics is incorporated herein by reference to Exhibit (p)(38) of Post-Effective Amendment No. 335 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-22-022787 on November 28, 2022.

(p)(27) Waterfall Code of Ethics, is incorporated herein by reference to Exhibit (p)(40) of Post-Effective Amendment No. 341 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-23-008289 on April 28, 2023.

(p)(28) SMDAM Code of Ethics, is incorporated herein by reference to Exhibit (p)(38) of Post-Effective Amendment No. 355 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-006703 on April 1, 2024.

(p)(29) RWC AM Code of Ethics, is incorporated herein by reference to Exhibit (p)(37) of Post-Effective Amendment No. 362 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-018337 on September 30, 2024.

(p)(30) Magnetar Code of Ethics is incorporated herein by reference to Exhibit (p)(35) of Post-Effective Amendment No. 370 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-25-001295 on January 28, 2025.

(p)(31) Brown Advisory Code of Ethics, is incorporated herein by reference to Exhibit (p)(39) of Post-Effective Amendment No. 366 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-24-020241 on November 7, 2024.

(p)(32) Schroder Investment Management North America LLC Code of Ethics, is incorporated herein by reference to Exhibit (p)(32) of Post Effective Amendment No. 404 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-016872 on September 10, 2026.

(p)(33) Schroder Investment Management North America Limited Code of Ethics, is incorporated herein by reference to Exhibit (p)(33) of Post Effective Amendment No. 404 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-26-016872 on September 10, 2026.

(q)(1) Powers of Attorney for Messrs. Michael Beattie, Jon C. Hunt, Thomas P. Lemke, Jay C. Nadel and Randall S. Yanker are incorporated herein by reference to Exhibit (q)(1) of Post-Effective Amendment No. 262 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-023523 on November 25, 2020.

(q)(2) Resolution adopted by the Board of Trustees of the Registrant on October 15, 2020 is incorporated herein by reference to Exhibit (q)(2) of Post-Effective Amendment No. 262 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-023523 on November 25, 2020.

(q)(3) Power of Attorney for Mr. Andrew Metzger is incorporated herein by reference to Exhibit (q)(3) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-007404 on March 30, 2021.

(q)(4) Power of Attorney for Ms. Nichelle Maynard-Elliott, is incorporated herein by reference to Exhibit (q)(4) of Post-Effective Amendment No. 296 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-21-013690 on June 30, 2021.

(q)(5) Power of Attorney for Mr. John Alshefski, is incorporated herein by reference to Exhibit (q)(5) of Post-Effective Amendment 380 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-25-012834 on July 7, 2025.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

FS Alternatives Fund (Cayman) is a wholly owned subsidiary of FS Multi-Strategy Alternatives Fund, a series of the Registrant.

ITEM 30. INDEMNIFICATION:

A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in Article VII of the Trust’s Agreement and Declaration of Trust, for any act, omission or obligation of the Trust, of such Trustee, or of any other Trustee. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Trust’s By-Laws.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on the liability of each Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust or by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser (including sub-advisers), and each director, officer or partner of that investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers (or sub-advisers) and/or directors, officers or partners of each investment adviser (or sub-adviser) is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ARGA INVESTMENT MANAGEMENT, LP

ARGA Investment Management, LP (“ARGA”) serves as the investment adviser for the Registrant’s ARGA Emerging Markets Value Fund, ARGA International Value Fund and ARGA Value Fund. The principal address of ARGA is 1010 Washington Boulevard, 6th Floor, Stamford, Connecticut 06901. ARGA is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended December 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
A. Rama Krishna, CFA Chief Investment Officer	Grip Charitable Foundation c/o A. Rama Krishna 18 Sidney Lanier Lane Greenwich, CT 06831	Vice President
	RSG Media Systems, LLC RSG Media Systems, LLC 450 Lexington Ave., 4th Floor New York, NY 10017	Advisory Board Member
	555 Apartment Holdings LLC c/o A. Rama Krishna 18 Sidney Lanier Lane Greenwich, CT 06831	Manager
	888 Pacific Holdings LLC c/o A. Rama Krishna 18 Sidney Lanier Lane Greenwich, CT 06831	Manager
	2009 Krishna Family Trust 18 Sidney Lanier Lane Greenwich, CT 06831	Special Holdings Direction Advisor
John DeTore Director of Strategic R&D	Segall Bryant & Hamill Funds 540 West Madison Street Suite 1900 Chicago, IL 60661	Trustee, Chairman of the Nominating and Governance Committee

Brookmont capital management, LLC

Brookmont Capital Management, LLC (“Brookmont”) serves as the investment adviser for the Registrant’s First Foundation Fixed Income Fund and First Foundation Total Return Fund. The principal address of Brookmont is 5950 Berkshire Lane, Suite 1420, Dallas, TX 75225. Brookmont is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information as to other business, if any, and the directors and officers of Brookmont is set forth in its Form ADV, on file with the SEC (801-68533), and is incorporated herein by reference.

BROWN ADVISORY, LLC

Brown Advisory LLC (“Brown Advisory”) serves as the investment adviser for the Registrant’s Brown Advisory Flexible Equity ETF, Brown Advisory Sustainable Growth ETF, Brown Advisory Sustainable Value ETF and Brown Advisory International Value Select ETF. The principal address of Brown Advisory is 901 South Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information as to other business, if any, and the directors and officers of Brown Advisory is set forth in its Form ADV, on file with the SEC (801-38826), and is incorporated herein by reference.

CHEVY CHASE TRUST COMPANY

Chevy Chase Trust Company (“CCT”) serves as the investment adviser for the Registrant’s CCT Thematic Equity Fund. The principal address of CCT is 7501 Wisconsin Avenue, 1500W, Bethesda, MD 20814. CCT is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided for the fiscal years ended July 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
B.F. Saul II Chairman of the Board of Directors	Chevy Chase Holdings, Inc. and subsidiaries Saul Centers, Inc. B. F. Saul Real Estate Investment Trust and related investment vehicles and subsidiaries 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	CEO Chairman Chairman
John J. Whitaker President and CEO	ASB Capital Management LLC 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Director
Paul R. Duncan Chief Compliance Officer	ASB Capital Management LLC 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Chief Compliance Officer
Kevin M. Heilenday General Counsel	ASB Capital Management LLC 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	General Counsel, Investment Management Division

George P. Clancy Director	ASB Capital Management LLC Saul Centers, Inc. 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Director Director
Gilbert M. Grosvenor Director	ASB Capital Management LLC B.F. Saul Real Estate Investment Trust 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Director Trustee
Patricia Saul Vice Chair	Chevy Chase Holdings, Inc. and subsidiaries Saul Centers, Inc. B. F. Saul Real Estate Investment Trust and related investment vehicles and subsidiaries 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Vice Chair Vice Chair Vice Chair
William F. McSweeny Director	ASB Capital Management LLC 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Director
Earl A. Powell III Director	ASB Capital Management LLC Saul Centers, Inc. 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Director Director
H. Gregory Platts Director	ASB Capital Management LLC Saul Centers, Inc. B.F. Saul Real Estate Investment Trust 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Director Director Trustee
Wendelin A. White Director	Goulston & Storrs 1999 K Street, NW Suite 500 Washington, D.C. 20006	Of Counsel
Joel A. Friedman Chief Financial Officer	ASB Capital Management LLC Saul Centers, Inc. B. F. Saul Real Estate Investment Trust and related investment vehicles and subsidiaries 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Chief Financial Officer Chief Accounting Officer Chief Accounting Officer
Thomas McLaughlin Accounting Manager	ASB Capital Management LLC Saul Centers, Inc. B. F. Saul Real Estate Investment Trust and related investment vehicles and subsidiaries 7501 Wisconsin Ave. 15th W Bethesda, MD 20814	Accounting Officer Accounting Officer Accounting Officer

Exchange Traded Concepts, LLC

Exchange Traded Concepts, LLC (“ETC”), serves as the investment sub-adviser for the Registrant’s Democratic Large Cap Core ETF (formerly, DEMZ Political Contributions ETF). The principal address of

ETC is 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120. ETC is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of September 30, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
J. Garrett Stevens Chief Executive Officer	T.S. Phillips Investments, Inc.	Vice President
	Phillips Capital Advisors, Inc.	Vice President

First Foundation Advisors

First Foundation Advisors (“First Foundation”), serves as the investment sub-adviser for the Registrant’s First Foundation Fixed Income Fund and First Foundation Total Return Fund. The principal address of First Foundation is 18101 Von Karman Avenue, Suite 700, Irvine, California 92612. First Foundation is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended September 30, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Scott F. Kavanaugh, Director	First Foundation Inc. 200 Crescent Court Suite 1400 Dallas, TX 75201	Chief Executive Officer and Vice Chairman
Gabriel Vazquez, Director[2]	Vistra Corp. 6555 Sierra Drive Irving, TX 75039	Associate General Counsel
Gary Tice, Director	First Foundation Inc. 200 Crescent Court Suite 1400 Dallas, TX 75201	Director[1]
Diane Rubin, Director[2]	Diane M. Rubin, CPA, a sole proprietorship 40380 Desert Creek Lane Rancho Mirage, CA 92270	Sole proprietor
Elizabeth Pagliarini, Director	Summit Healthcare REIT, Inc. 2 South Pointe Drive Suite 100 Lake Forest, CA 92630	Chief Operating Officer and Chief Financial Officer
Max Briggs, Director	FLC Capital Advisors 44-750 Village Court Palm Desert, CA 92260	President and Chief Executive Officer
Mitchell Rosenberg, Ph.D., Director	M. M. Rosenberg & Associates 25811 Pecos Road Laguna Hills, CA 92653	President and Founder

Jacob Sonenshine, Director	Prell Restaurant Group 1675 Scenic Avenue #150 Costa Mesa, CA 92626	President
David Lake, Director[2]	4 Earth Farms LLC 555 E. Olympic Blvd. Los Angeles, CA 90022	Chief Executive Officer and Co-Founder
Ulrich E. Keller Jr., Director	First Foundation Inc. 200 Crescent Court Suite 1400 Dallas, TX 75201	Chairman
John A. Hakopian, President, Director	First Foundation Inc. 200 Crescent Court Suite 1400 Dallas, TX 75201	Director

[1]	Mr. Tice resigned from his position on March 7, 2023.

[2]	Ms. Rubin and Messrs. Vazquez and Lake resigned from their respective positions on September 4, 2024.

FS Fund Advisor, LLC

FS Fund Advisor, LLC (“FS”) serves as the investment adviser for the Registrant’s FS Multi-Strategy Alternatives Fund. The principal address of FS is 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. FS is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information as to other business, if any, and the directors, officers and partners of FS is set forth in its Form ADV, on file with the SEC (CRD No. 286673, SEC No. 801-110117), and is incorporated herein by reference.

GQG PARTNERS LLC

GQG Partners LLC (“GQG Partners”) serves as investment adviser for the Registrant’s GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners International Quality Value Fund, GQG Partners US Quality Value Fund, GQG Partners Global Quality Value Fund, GQG US Equity ETF and GQG Global Equity ETF. The principal address of GQG Partners is 350 East Las Olas Boulevard, 18th Floor, Fort Lauderdale, Florida 33301. GQG Partners is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended March 31, 2025 and 2026.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Rajiv Jain, Executive Chairman, Chief Investment Officer and Manager	GQG Partners Community Empowerment Foundation* 350 East Las Olas Blvd, 18th Floor Fort Lauderdale, FL 33301	Sole Member

	GQG Partners Inc.* 350 East Las Olas Blvd, 18th Floor Fort Lauderdale, FL 33301	Executive Chairman, Chief Investment Officer, Executive Director
Tim Carver, Chief Executive Officer and Manager	GQG Partners Inc.* 350 East Las Olas Blvd, 18th Floor Fort Lauderdale, FL 33301	Chief Executive Officer, Executive Director
	GQG Private Capital Solutions LLC * 909 A St, Suite 810 Tacoma, WA 98402	Manager
Charles Falck, Chief Financial Officer and Manager	GQG Partners Inc.* 350 East Las Olas Blvd, 18th Floor Fort Lauderdale, FL 33301	Chief Financial Officer (as of January 2026); (Deputy Chief Financial Officer June – December 2025); (Chief Operating Officer through June 2025)
	GQG Partners (Australia) Pty Ltd* Level 15.03 Chifley Tower 2 Chifley Square Sydney NSW 2000 Australia	Director (as of July 2025)
	GQG Private Capital Solutions LLC * 909 A St., Suite 810 Tacoma, WA 98402	Manager (as of January 2026)
	GQG Partners Ltd * Unit No. 1 and 2 14th Floor, Al Maryah Tower ADGM Abu Dhabi, Al Maryah Island United Arab Emirates	Director
Todd LaFountaine, Chief Operating Officer	GQG Partners Inc.* 350 East Las Olas Blvd, 18th Floor Fort Lauderdale, FL 33301	Chief Operating Officer (as of June 2025); (Managing Director of Products and Services through June 2025)
	GQG Global UCITS ICAV 2nd Floor, 5 Earlsfort Terrace Dublin D2 Ireland	Director (as of December 2025)
	GQG Partners Community Empowerment Foundation* 350 East Las Olas Blvd, 18th Floor Fort Lauderdale, FL 33301	Director

Sal DiGangi, Global Chief Compliance Officer	GQG Partners Inc.* 350 East Las Olas Blvd, 18th Floor Fort Lauderdale, FL 33301	Global Chief Compliance Officer
Frederick H. Sherley, General Counsel and Secretary	GQG Partners Inc.* 350 East Las Olas Blvd, 18th Floor Fort Lauderdale, FL 33301	General Counsel and Corporate Secretary

*	Affiliated entity

KBI GLOBAL INVESTORS (NORTH AMERICA) LTD

KBI Global Investors (North America) Ltd (“KBI”), serves as investment adviser for the Registrant’s KBI Global Investors Aquarius Fund. The principal address of KBI is 3rd Floor, 2 Harbourmaster Place, IFSC Dublin 1, Ireland. KBI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2024 and 2025.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Geoff Blake, President, Chief Executive Officer and Director	KBI Global Investors Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, D01 X5P3 Ireland.	Deputy CEO, Head of Business Development and Client Services Director
Eve Finn, Non-Executive Director	KBI Global Investors Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, D01 X5P3, Ireland.	KBIGI - Non-Executive Director

Knights of Columbus Asset Advisors LLC

Knights of Columbus Asset Advisors LLC (“Knights of Columbus Asset Advisors”) serves as investment adviser for the Registrant’s Knights of Columbus Core Bond Fund, Knights of Columbus Limited Duration Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Fund, Knights of Columbus International Equity Fund, Knights of Columbus Long/Short Equity Fund, Knights of Columbus U.S. All Cap Index Fund and Knights of Columbus Real Estate Fund (formerly, Knights of Columbus Global Real Estate Fund). The principal address of Knights of Columbus Asset Advisors is One Columbus Plaza, New Haven, Connecticut 06510. Knights of Columbus Asset Advisors is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Anthony V. Minopoli, President and Chief Investment Officer	Knights of Columbus 1 Columbus Plaza New Haven, CT 06510	Executive Vice President, Chief Investment Officer and Supreme Director of the Board of Directors
Michael P. Votto, Vice President and General Counsel	Knights of Columbus 1 Columbus Plaza New Haven, CT 06510	General Counsel
Richard D. Shea, Chief Financial Officer	Knights of Columbus Charitable Fund 1 Columbus Plaza New Haven, CT 06510	Treasurer

L2 ASSET MANAGEMENT, LLC

L2 Asset Management, LLC (“L2”) serves as investment sub-adviser for the Registrant’s Knights of Columbus Long/Short Equity Fund and Knights of Columbus U.S. All Cap Index Fund. The principal address of L2 is 66 Glezen Lane, Wayland, Massachusetts 01778. L2 is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Matthew Malgari Managing Member, Portfolio Manager	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Managing Member
Sanjeev Bhojraj Portfolio Manager	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Managing Member
	Samuel Curtis Johnson Graduate School of Management Cornell SC Johnson College of Business Sage Hall, 106 East Avenue Ithaca, New York 14853	Professor
Nathan Przybylo Programmer, Portfolio Manager	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Programmer, Member
Tyson Arnedt General Counsel	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	General Counsel
	Casata Group, LLC P.O. Box 1013 Milford, PA 18337	Founder & Principal

John Durkin Chief Operating Officer	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Employee
Giselle Casella Chief Compliance Officer	Adviser Compliance Consultants 5082 Escalante Dr. North Port, Florida 34287	Founder & CEO
	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Chief Compliance Officer

MAGNETAR ASSET MANAGEMENT LLC

Magnetar Asset Management LLC (“Magnetar”) serves as an investment sub-adviser for the Registrant’s FS Multi-Strategy Alternatives Fund. The principal address of Magnetar is 1603 Orrington Ave, 13th Floor,

Evanston, Illinois 60201. Magnetar is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information as to other business, if any, and the directors, officers and partners of Magnetar is set forth in its Form ADV, on file with the SEC (CRD No. 285287, SEC No. 801-108902), and is incorporated herein by reference.

MARINER INVESTMENT GROUP, LLC

Mariner Investment Group, LLC (“Mariner”) serves as an investment sub-adviser for the Registrant’s FS Multi-Strategy Alternatives Fund. The principal address of Mariner is 500 Mamaroneck Avenue, Suite 405, Harrison, NY 10528. Mariner is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information as to other business, if any, and the directors, officers and partners of Mariner is set forth in its Form ADV, on file with the SEC (CRD No. 124744, SEC No. 801-62016), and is incorporated herein by reference.

METLIFE INVESTMENT MANAGEMENT, LLC

MetLife Investment Management, LLC (“MetLife”) serves as investment adviser for the Registrant’s MetLife Core Plus Fund, MetLife Multi-Sector Fixed Income Fund, MetLife High Yield Opportunistic Fund and MetLife Small Company Equity Fund. The principal address of MetLife is One MetLife Way, Whippany, New Jersey 07981. MetLife is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Brian Funk President	MetLife Investment Management Holdings, LLC One MetLife Way Whippany, NJ 07981	President and Director
	Pinebridge Investments LLC 65 East 55th Street Park Avenue Tower New York, NY 10022	President

Joseph Pollaro Chief Operating Officer	MetLife Investments Securities, LLC One MetLife Way Whippany, NJ 07981	President and Chief Executive Officer
	MetLife Investment Management Limited Level 34 One Canada Square London E14 5AA United Kingdom	Chief Operating Officer Director
	MetLife Investment Management Japan, Ltd. Tokyo Garden Terrace Kioicho Kioi Tower 25F 1-3, Kioicho, Chiyoda-ku, Tokyo Japan	Chief Operating Officer Director
	MetLife Investments Asia Limited 9th Floor, One Taikoo Place 979 King’s Road, Quarry Bay Hong Kong S.A.R.	Chief Operating Officer Director
	MetLife Investment Management Holdings (Ireland) Limited 20 on Hatch Lower Hatch Street Dublin 2, Ireland	Director
	MetLife Investment Management Holdings, LLC One MetLife Way Whippany, NJ 07981	Board of Managers Executive Vice President
	MetLife Investors Group, LLC One MetLife Way Whippany, NJ 07981	Board of Managers Executive Vice President
	MIM I, LLC One MetLife Way Whippany, NJ 07981	Chief Operating Officer
	MetLife Services and Solutions, LLC One MetLife Way Whippany, NJ 07981	Executive Vice President
	MetLife Group, Inc. 200 Park Avenue New York, NY 10166	Executive Vice President
	Metropolitan Life Insurance Company 200 Park Avenue New York, NY 10166	Executive Vice President

	MetLife Investment Management Europe Limited 20 on Hatch Lower Hatch Street Dublin 2, Ireland	Director
	Affirmative Investment Management Partners Limited 55 Baker Street London W1U 7EU United Kingdom	Director
	Affirmative Investment Management Australia Pty Ltd	Director
Michael Yick Treasurer and Chief Financial Officer	MetLife Investments Securities, LLC One MetLife Way Whippany, NJ 07981	Treasurer and Chief Financial Officer
	MetLife Investment Management Holdings LLC One MetLife Way Whippany, NJ 07981	Treasurer
	MIM I, LLC One MetLife Way Whippany, NJ 07981	Treasurer and Chief Financial Officer
	MetLife Investors Distribution Company One MetLife Way Whippany, NJ 07981	Treasurer

MidOcean Credit Fund Management, L.P.

MidOcean Credit Fund Management, L.P. (“MidOcean”) serves as an investment sub-adviser for the Registrant’s FS Multi-Strategy Alternatives Fund. The principal address of MidOcean is 320 Park Avenue, Suite 1600, New York, New York 10022. MidOcean is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information as to other business, if any, and the directors, officers and partners of MidOcean is set forth in its Form ADV, on file with the SEC (CRD No. 151578, SEC No. 801-70672), and is incorporated herein by reference.

NICHOLAS INVESTMENT PARTNERS, L.P.

Nicholas Investment Partners, L.P. (“Nicholas”), serves as investment adviser for the Registrant’s Nicholas Partners Small Cap Growth Fund. The principal address of Nicholas is 6451 El Sicomoro Street, Rancho Santa Fe, California 92067. Nicholas is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended September 30, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Arthur Nicholas, Co-Founder/Adviser	Wagonhound Land & Livestock, LLC 1061 Poison Lake Drive Douglas, WY 82633	Sole Owner

PINEBRIDGE INVESTMENTS LLC

PineBridge Investments LLC (“PineBridge”) serves as investment adviser for the Registrant’s PineBridge Dynamic Asset Allocation Fund. The principal address of PineBridge is Park Avenue Tower, 65 East 55th Street, New York, New York 10022. PineBridge is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of October 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Michael Karpik Chief Operating Officer	MetLife Investment Management Holdings, LLC One MetLife Way Whippany, NJ 07981	Chief Operating Officer
	MetLife Investment Management, LLC One MetLife Way Whippany, NJ 07981	Chief Operating Officer
	MetLife Investors Group, LLC One MetLife Way Whippany, NJ 07981	Chief Operating Officer

Rayliant Asset Management

Rayliant Investment Research, doing business as Rayliant Asset Management (“Rayliant”), serves as the investment adviser for the Registrant’s Rayliant NxtGen Multifactor US Equity ETF, Rayliant NxtGen Multifactor Emerging Markets Equity ETF and Rayliant SMDAM Japan Equity ETF. The principal address of Rayliant is 5140 Birch Street, Suite 300, Newport Beach, CA 92660. Rayliant is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of September 30, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Jason Hsu, Chairman and Chief Investment Officer	Rayliant Global Advisors Limited Room No. 1818, 18/F, Radio City 505-511 Hennessy Road Causeway Bay, Hong Kong	Director / Shareholder
	Rayliant Asset Management Limited Unit 1102, 43 Lyndhurst Terrace, Central, Hong Kong	Director, Responsible Officer
	Henderson Rowe Limited 8th Floor, Berkeley Square House, Berkeley Square, London, W1J 6BR	Director
	Yayati, 4199 Campus Drive Irvine, CA 92612 USA	Director
	IHSV, Inc. 11 Zephyr, Irvine, CA 92602, USA	Shareholder
	Signature Collection Properties, LLC 11 Zephyr, Irvine, CA 92602, USA	Shareholder
	Veritas Liberabit Vos, LLC 11 Zephyr, Irvine, CA 92602, USA	Shareholder
Michael J Bowers, Chief Executive Officer	Rayliant Global Advisors Limited Room No. 1818, 18/F, Radio City 505-511 Hennessy Road Causeway Bay, Hong Kong	Shareholder
Phillip Wool Chief Research Officer	Rayliant Global Advisors Limited Room No. 1818, 18/F, Radio City 505-511 Hennessy Road Causeway Bay, Hong Kong	Shareholder
David Scott Chief Financial Officer	Rayliant Global Advisors Limited Room No. 1818, 18/F, Radio City 505-511 Hennessy Road Causeway Bay, Hong Kong	Shareholder

REFLECTION ASSET MANAGEMENT, LLC

Reflection Asset Management, LLC (“Reflection”), serves as the investment adviser for the Registrant’s Democratic Large Cap Core ETF (formerly, DEMZ Political Contributions ETF). The principal address of Reflection is 7 Seagrass Lane, Isle of Palms, South Carolina 29451. Reflection is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of September 30, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Jason Britton, CEO, President and CIO	Reflection Analytics 7 Seagrass Lane Isle of Palms, SC 29451	Chief Executive Officer
	Reflection.IO 7 Seagrass Lane Isle of Palms, SC 29451	CEO
	Reflection Advisors 7 Seagrass Lane Isle of Palms, SC 29451	Principal
	Reflection Capital Partners 7 Seagrass Lane Isle of Palms, SC 29451	Principal

RWC ASSET ADVISORS (US) LLC

RWC Asset Advisors (US) LLC (“RWC”) serves as investment adviser for the Registrant’s Redwheel Global Emerging Equity Fund (formerly, RWC Global Emerging Equity Fund). The principal address of RWC is 2640 South Bayshore Drive, Suite 201, Miami, Florida 33133. RWC is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended September 30, 2024 and 2025, no director, officer or partner of RWC engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

RWC ASSET MANAGEMENT LLP

RWC Asset Management LLP (“RWC AM”) serves as investment adviser for the Registrant’s Redwheel Next Generation Power Infrastructure Fund. The principal address of RWC AM is Verde 4th Floor, 10 Bressenden Place, London, United Kingdom SW1E 5DH. RWC AM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended September 30, 2024 and 2025, no director, officer or partner of RWC AM engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LLC

Schroder Investment Management North America LLC, (“SIMNA”) serves as the investment adviser to the Registrant’s Schroders US Autocallable Ladder Income ETF and Schroders Global Autocallable Basket

Income ETF. The principal address of SIMNA is 7 Bryant Park, New York, New York 10018. SIMNA is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended July 31, 2025 and 2026, no director, officer or partner of SIMNA engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED

Schroder Investment Management North America Limited, (“SIMNA Ltd.”) serves as the investment sub-adviser to the Registrant’s Schroders US Autocallable Ladder Income ETF and Schroders Global Autocallable Basket Income ETF. The principal address of SIMNA Ltd. is 1 London Wall Place, London EC2Y 5AU, United Kingdom. SIMNA Ltd. is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended July 31, 2025 and 2026, no director, officer or partner of SIMNA Ltd. engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SUMITOMO MITSUI DS ASSET MANAGEMENT COMPANY, LTD

Sumitomo Mitsui DS Asset Management Company, Ltd, doing business as SMDAM (“SMDAM”) serves as the investment sub-adviser for the Registrant’s Rayliant SMDAM Japan Equity ETF. The principal address of SMDAM is Toranomon Hills Business Tower 26F, 17-1, Toranomon 1-chome, Minato-ku, Tokyo, Japan, 105-6426. SMDAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended September 30, 2024 and 2025, no director, officer or partner of SMDAM engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SouthernSun Asset Management, LLC

SouthernSun Asset Management, LLC (“SouthernSun”) serves as the investment adviser for the Registrant’s SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund. The principal address of SouthernSun is 240 Madison Avenue, Suite 800 Memphis, Tennessee 38103. SouthernSun is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended September 30, 2024 and 2025, no director, officer or partner of SouthernSun engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Strategas Asset Management, LLC

Strategas Asset Management, LLC (“Strategas”) serves as the investment adviser for the Registrant’s Strategas Global Policy Opportunities ETF, Strategas Macro Thematic Opportunities ETF and Strategas Macro Momentum ETF. The principal address of Strategas is 52 Vanderbilt Ave., 19th Floor, New York, New York 10017. Strategas is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of December 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Nicholas Bohnsack Chief Executive Officer, Director	Wychmere Partners, LLC 81 Newtown Ln #304 East Hampton, NY 11937	LLC General Partner, CEO
	Direct Notice, LLC d/b/a DiretoTech, LLC 1330 Kinnear Road, Suite 100 Columbus, Ohio 43212	Board Member
	Analogue Lounge 19 West 8th Street New York, NY 10011	LLC Member, Investor
Dannell Anthony Head of Finance	DWA Consulting LLC 227 Woodridge Drive South Stamford, CT 06902	LLC Member, Owner

VIDENT ADVISORY, LLC

Vident Advisory, LLC (“Vident”) serves as the investment sub-adviser for the Registrant’s Brown Advisory Flexible Equity ETF, Brown Advisory Sustainable Growth ETF, Brown Advisory Sustainable Value ETF, Brown Advisory International Value Select ETF, Strategas Global Policy Opportunities ETF, Strategas Macro Thematic Opportunities ETF and Strategas Macro Momentum ETF. The principal address of Vident is 1125 Sanctuary Pkwy., Suite 515, Alpharetta, Georgia 30009. Vident is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended December 31, 2024 and 2025, no director, officer, or partner of Vident engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

WATERFALL ASSET MANAGEMENT, LLC

Waterfall Asset Management, LLC (“Waterfall”) serves as an investment sub-adviser for the Registrant’s FS Multi-Strategy Alternatives Fund. The principal address of Waterfall is 1251 Avenue of the Americas, 50th Floor, New York, New York 10020. Waterfall is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information as to other business, if any, and the directors, officers and partners of Waterfall is set forth in its Form ADV, on file with the SEC (CRD No. 137746, SEC No. 801-65087), and is incorporated herein by reference.

Wilshire ADVISORS LLC

Wilshire Advisors LLC (“Wilshire”) serves as an investment sub-adviser for the Registrant’s FS Multi-Strategy Alternatives Fund. The principal address of Wilshire is 1299 Ocean Avenue, 7th Floor, Santa Monica, California 90401. Wilshire is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information as to other business, if any, and the directors, officers and partners of Wilshire is set forth in its Form ADV, on file with the SEC (CRD No. 6210, SEC No. 8-23852, 801-36233) and is incorporated herein by reference.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)

Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

The Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II, Ltd.	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund, Ltd.	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund, LP	January 1, 2011
New Covenant Funds	March 23, 2012
KraneShares Trust	December 18, 2012
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund, LP	June 30, 2015
Gallery Trust	January 8, 2016
City National Rochdale Select Strategies Fund	March 1, 2017
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018

Frost Family of Funds	May 31, 2019
SEI Vista Fund, Ltd.	January 20, 2021
Wilshire Private Assets Fund	March 22, 2021
Catholic Responsible Investments Funds	November 17, 2021
SEI Exchange Traded Funds	May 18, 2022
SEI Global Private Assets VI, L.P.	July 29, 2022
Quaker Investment Trust	June 8, 2023
SEI Alternative Income Fund	September 1, 2023
Global X Venture Fund	March 12, 2025

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)

Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
Robert Hum	President, Chief Executive Officer & Director	--
Heather Corkery	Director	--
Gabriel Garcia	Director	--
John C. Munch	General Counsel & Secretary	--
Jason McGhin	Chief Operations Officer	--
John P. Coary	Chief Financial Officer & Treasurer	--
Jennifer H. Campisi	Chief Compliance Officer, Assistant Secretary & Anti-Money Laundering Officer	--
William M. Martin	Vice President	--
Christopher Rowan	Vice President	--
Judith Rager	Vice President	--
Gary Michael Reese	Vice President	--
Robert M. Silvestri	Vice President	--

(c)	Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant’s custodians:

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

(b) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s advisers:

ARGA Investment Management, LP

1010 Washington Boulevard, 6th Floor

Stamford, Connecticut 06901

Brookmont Capital Management, LLC

5950 Berkshire Lane, Suite 1420

Dallas, Texas 75225

Brown Advisory, LLC

901 South Bond Street, Suite 400

Baltimore, Maryland 21231

Chevy Chase Trust Company

7501 Wisconsin Avenue, 1500W

Bethesda, Maryland 20814

Exchange Traded Concepts, LLC

10900 Hefner Pointe Drive

Suite 400

Oklahoma City, Oklahoma 73120

First Foundation Advisors

18101 Von Karman Avenue

Suite 700

Irvine, California 92612

FS Fund Advisor, LLC

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

GQG Partners LLC

350 East Las Olas Boulevard

18th Floor

Fort Lauderdale, Florida 33301

KBI Global Investors (North America) Ltd

3rd Floor, 2 Harbourmaster Place

IFSC Dublin 1

Ireland

Knights of Columbus Asset Advisors LLC

One Columbus Plaza

New Haven, Connecticut 06510

L2 Asset Management, LLC

66 Glezen Lane

Wayland, Massachusetts 01778

Magnetar Asset Management LLC

1603 Orrington Ave, 13th Floor

Evanston, Illinois 60201

Mariner Investment Group, LLC

500 Mamaroneck Avenue, Suite 405

Harrison, NY 10528

MetLife Investment Management, LLC

One MetLife Way

Whippany, New Jersey 07981

MidOcean Credit Fund Management, L.P.

320 Park Avenue

Suite 1600

New York, New York 10022

Nicholas Investment Partners, L.P.

6451 El Sicomoro Street

Rancho Santa Fe, California 92067

PineBridge Investments LLC

Park Avenue Tower

65 East 55th Street

New York, New York 10022

Rayliant Investment Research, doing business as Rayliant Asset Management

5140 Birch Street, Suite 300

Newport Beach, CA 92660

Reflection Asset Management, LLC

7 Seagrass Lane

Isle of Palms, South Carolina 29451

RWC Asset Advisors (US) LLC

2640 South Bayshore Drive, Suite 201

Miami, Florida 33133

RWC Asset Management LLP

Verde 4th Floor, 10 Bressenden Place

London, United Kingdom SW1E 5DH

Schroder Investment Management North America LLC

7 Bryant Park

New York, New York 10018

Schroder Investment Management North America Limited

1 London Wall Place

London EC2Y 5AU, United Kingdom

SouthernSun Asset Management, LLC

240 Madison Avenue, Suite 800

Memphis, Tennessee 38103

Strategas Asset Management, LLC

52 Vanderbilt Avenue

19th Floor

New York, New York 10017

Sumitomo Mitsui DS Asset Management Company, Ltd, doing business as SMDAM

Toranomon Hills Business Tower 26F

17-1, Toranomon 1-chome, Minato-ku

Tokyo, Japan, 105-6426

Vident Advisory, LLC

1125 Sanctuary Pkwy.

Suite 515

Alpharetta, Georgia 30009

Waterfall Asset Management, LLC

1251 Avenue of the Americas

50th Floor

New York, New York 10020

Wilshire Advisors LLC

1299 Ocean Avenue

7th Floor

Santa Monica, California 90401

ITEM 34. MANAGEMENT SERVICES:

None.

ITEM 35. UNDERTAKINGS:

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 406 to Registration Statement No. 333-192858 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 6 day of November, 2026.

THE ADVISORS’ INNER CIRCLE FUND III

By:	*
Michael Beattie
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

*	Trustee	November 6, 2026
John G. Alshefski

*	Trustee	November 6, 2026
Jon C. Hunt

*	Trustee	November 6, 2026
Thomas P. Lemke

*	Trustee	November 6, 2026
Nichelle Maynard-Elliott

*	Trustee	November 6, 2026
Jay C. Nadel

*	Trustee	November 6, 2026
Randall S. Yanker

*	President	November 6, 2026
Michael Beattie

*	Treasurer, Controller &	November 6, 2026
Andrew Metzger	Chief Financial Officer

*By:	/s/ Matthew M. Maher
Matthew M. Maher
Attorney-in-Fact